UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22501

Name of Fund:  BlackRock Resources & Commodities Strategy Trust (BCX)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Resources & Commodities Strategy Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Global Opportunities Equity Trust (BOE)

BlackRock Health Sciences Trust (BME)

BlackRock International Growth and Income Trust (BGY)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

June 30, 2015

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.158918	—	—	$0.651082	$0.810000	20%	0%	0%	80%	100%
CII	$0.058368	$0.464517	$0.077115	—	$0.600000	10%	77%	13%	0%	100%
BDJ*	$0.078264	—	—	$0.201936	$0.280200	28%	0%	0%	72%	100%
BOE*	$0.077624	—	—	$0.504376	$0.582000	13%	0%	0%	87%	100%
BME	—	$0.881781	$0.108219	—	$0.990000	0%	89%	11%	0%	100%
BGY*	$0.062609	—	—	$0.231391	$0.294000	21%	0%	0%	79%	100%
BCX*	$0.157890	—	—	$0.258310	$0.416200	38%	0%	0%	62%	100%
BST*	—	—	—	$0.600000	$0.600000	0%	0%	0%	100%	100%
BUI*	$0.226858	$0.100951	$0.278990	$0.119201	$0.726000	31%	14%	38%	16%	100%

*	Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distributed the following fixed amounts per share on a monthly basis as of June 30, 2015:

Exchange Symbol	Amount Per Common Share
BGR	$0.1350
CII	$0.1000
BDJ	$0.0467
BOE	$0.0970
BME	$0.1650
BGY	$0.0490
BCX	$0.0655
BST	$0.1000
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Trust’s Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	SEMI-ANNUAL REPORT	JUNE 30, 2015

SEMI-ANNUAL REPORT	JUNE 30, 2015	3

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

SEMI-ANNUAL REPORT	JUNE 30, 2015	5

Trust Summary as of June 30, 2015	BlackRock Energy and Resources Trust

TrustOverview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($17.97)[1]	9.02%
Current Monthly Distribution per Common Share[2]	$0.135
Current Annualized Distribution per Common Share[2]	$1.620

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution rate per Common Share, declared on August 3, 2015, has decreased to $0.11 per share. The current distribution rate on closing price, current monthly distribution per Common Shares and current annualized distribution per Common Share do not reflect this new distribution rate. The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[3]
BGR[1]	(6.19)%	(5.95)%
Lipper Natural Resources Funds[2]	(7.29)%	(5.37)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The Trust’s position in the U.S.-based refiner Phillips 66 was the largest contributor to absolute performance. U.S. refiners generally performed well due to the combination of continued oversupply in the oil market and strong demand for refined petroleum products. The Trust’s holding in BG Group PLC was another notable contributor, as the stock was bid for by fellow integrated company Royal Dutch Shell PLC. The U.K.-listed exploration and production (E&P) company Cairn Energy PLC also made a robust contribution to performance. The company issued a positive update that contained further details regarding its recent discoveries in Senegal and future exploration plans in the region.

•

The price of oil recovered during the period, and while near-term oil futures con- tracts rallied strongly, longer-dated contracts weakened. Since energy stocks are typically priced on expectations of future profits, the sector significantly underperformed spot (near-term) oil prices. Concerns that Greek debt re-negotiations and China’s stock market pullbacks could have an adverse impact on global growth also weighed on market sentiment regarding energy companies. The Trust’s holdings in some of the large, integrated energy companies detracted from absolute performance, with positions in Exxon Mobil Corp. and Chevron Corp. among the largest individual detractors.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

During the first calendar quarter of 2015, the Trust’s investment advisor gradually began to increase the portfolio’s sensitivity to oil prices. The rationale for this move was the increasing evidence that lower oil prices had forced energy companies to change their behavior in ways that should lead to a more favorable balance of supply and demand over time. The Trust achieved this shift by adding to positions in E&P companies and reducing exposure to lower-beta, more defensive integrated oil & gas companies. The investment advisor subsequently maintained its oil-price sensitivity at a constant level as it awaited further clarity on variables such as U.S. production, geopolitical unrest and the outcome of the Iran talks.

Describe portfolio positioning at period end.

•

As of period end, the Trust held its largest allocations in the E&P and integrated oil & gas sub-industries, with smaller allocations to oil services, distribution, and refining & marketing stocks. The Trust continued to emphasize companies with strong balance sheets, high-quality assets and low costs of production.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Energy and Resources Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$17.97	$19.95	(9.92)%	$22.79	$17.88
Net Asset Value	$19.10	$21.15	(9.69)%	$21.65	$19.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
Exxon Mobil Corp.	9%
Chevron Corp.	7
ConocoPhillips	6
Schlumberger Ltd.	6
Anadarko Petroleum Corp.	5
BP PLC	5
Marathon Oil Corp.	5
Devon Energy Corp.	5
TOTAL SA	4
Pioneer Natural Resources Co.	4

*	Excludes option positions and money market funds.

Industry Allocation	6/30/15	12/31/14
Oil, Gas & Consumable Fuels	90%	96%
Energy Equipment & Services	10%	4%

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	7

Trust Summary as of June 30, 2015	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($14.67)[1]	8.18%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[2]
CII[1]	9.27%	4.59%
S&P 500® Value Index	N/A	(0.45)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

NA — Not applicable as the index does not have a market price

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The Trust generated a positive return through its stock selection across multiple sectors. Within the consumer discretionary sector, Orbitz Worldwide, Inc. made the largest contribution to return after industry leader Expedia, Inc. announced it would acquire the company at a premium. The Trust’s overweight to managed care companies within the health care sector was also additive, as rumors of merger and acquisition activity sparked a rally in the group. Generally benign medical cost trends provided an additional lift for the industry, as did a favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act. Selection in the energy sector, notably among refining stocks, was an additional source of positive performance. Refiners benefited from a stabilization in crude prices and a widening price spread between their primary input, oil, and their finished products (such as gasoline). An underweight in utility stocks also added to performance.

•

The Trust’s positioning in the information technology (IT) sector, particularly the semiconductor industry, was among the primary detractors from performance. Micron Technology, Inc. underperformed due to lower earnings caused by slowing personal computer (PC) sales. In addition, the company experienced rising costs as it invested in product lines outside of the PC end market and began manufacturing next-generation DRAM technology. Stock selection was also negative in industrials, as airlines struggled due to concerns about capacity discipline, weaker pricing and rising fuel costs. Also in industrials, bellwether 3M Co. lost ground after reporting an earnings miss stemming from the impact of the strong U.S. dollar.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy modestly detracted from performance during the period. The Trust also utilized forward foreign currency exchange contracts, and these positions added value in the context of U.S. dollar strength.

Describe recent portfolio activity.

•

The Trust reduced exposure to consumer discretionary and materials stocks, and it exited the telecommunications sector. Conversely, it increased its positions in the health care and consumer staples sectors.

Describe portfolio positioning at period end.

•

The portfolio’s cash weighting was slightly over 5% at the end of the period. Modestly elevated cash levels served to dampen the impact of the Trust’s underweight position in lower-volatility market segments, such as utilities and telecommunications. At a near-zero return, this cash position underperformed the return of the broader portfolio but outpaced the S&P 500 Value index, which posted a negative return for the period.

•

Relative to the S&P 500® Value Index, the Trust ended the period overweight in the health care, consumer discretionary and IT sectors. The Trust was underweight in the utilities, consumer staples, materials, industrials and telecommunication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Enhanced Capital and Income Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$14.67	$13.97	5.01%	$15.67	$13.83
Net Asset Value	$15.75	$15.67	0.51%	$16.38	$15.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
CVS Health Corp.	3%
JPMorgan Chase & Co.	3
UnitedHealth Group, Inc.	3
Comcast Corp., Class A	3
Aetna, Inc.	3
Citigroup, Inc.	3
American International Group, Inc.	3
U.S. Bancorp.	3
Lowe’s Cos., Inc.	3
Bank of America Corp.	2

*	Excludes option positions and money market funds.

Sector Allocation	6/30/15	12/31/14
Information Technology	22%	21%
Financials	20	20
Health Care	19	14
Consumer Discretionary	14	20
Consumer Staples	8	3
Industrials	7	9
Energy	7	6
Materials	2	4
Utilities	1	—
Telecommunication Services	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	9

Trust Summary as of June 30, 2015	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

TrustInformation

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($ 7.98)[1]	7.02%
Current Monthly Distribution per Common Share[2]	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[2]
BDJ[1]	1.69%	(0.11)%
Russell 1000® Value Index	N/A	(0.61)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The largest contributor to relative performance was stock selection in the consumer staples sector. Notably, an underweight to Wal-Mart Stores, Inc. and holding non-benchmark stocks The Kroger Co. and Kraft Foods Group, Inc. proved beneficial. Stock selection in energy also added to relative returns, with an underweight to Exxon Mobil Corp. and an overweight to Marathon Petroleum Corp. the leading relative contributors within the sector. Lastly, a combination of stock selection and an overweight in consumer discretionary proved additive, as non-benchmark holding The Home Depot, Inc. performed strongly.

•

The most significant detractor from relative performance during the period came from a combination of stock selection and an underweight in health care. Notably, an underweight to the health care providers & services industry proved costly as the benchmark companies Cigna Corporation, Aetna, Inc. and Humana, Inc. —

none of which were held in the portfolio — benefited from speculation over merger and acquisition activity. Stock selection in industrials also hurt relative performance, as non-benchmark holdings Union Pacific Corp. and United Parcel Service detracted, as did an overweight to aerospace & defense contractor Raytheon Co. Lastly, stock selection in materials and a combination of stock selection and an underweight in financials weighed on relative returns for the period.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

During the six-month period, the Trust’s exposure to the health care and information technology (“IT”) sectors was increased. Notable transactions within health care included initiating positions in managed care providers UnitedHealth Group, Inc. and Anthem, Inc. Within IT, the Trust purchased shares of Oracle Corp. and increased its allocation in QUALCOMM, Inc. Conversely, exposure to the consumer discretionary sector was reduced through the elimination of positions in VF Corporation and The Walt Disney Co., as well as a reduction of the Trust’s position in Comcast Corp.

Describe portfolio positioning at period end.

•

The Trust’s largest allocations were in the financials, industrials and health care sectors. The Trust maintained more selective exposure to the higher-yielding segments of the equity market, including consumer staples, real estate investment trusts and utilities, given the current level of their valuations and payout ratios.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$7.98	$8.12	(1.72)%	$8.38	$7.88
Net Asset Value	$8.92	$9.24	(3.46)%	$9.24	$8.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
JPMorgan Chase & Co.	4%
Wells Fargo & Co.	4
Citigroup, Inc.	3
General Electric Co.	3
The Home Depot, Inc.	3
Pfizer, Inc.	3
Merck & Co., Inc.	2
UnitedHealth Group, Inc.	2
Microsoft Corp.	2
Bristol-Myers Squibb Co.	2

*	Excludes option positions and money market funds.

Sector Allocation	6/30/15	12/31/14
Financials	27%	27%
Industrials	14	15
Health Care	14	10
Energy	10	9
Consumer Staples	9	9
Consumer Discretionary	7	10
Information Technology	7	7
Utilities	6	6
Materials	4	5
Telecommunication Services	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	11

Trust Summary as of June 30, 2015	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($13.75)[1]	8.47%
Current Monthly Distribution per Common Share[2]	$0.097
Current Annualized Distribution per Common Share[2]	$1.164

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[2]
BOE[1]	9.21%	6.06%
MSCI All Country World Index	N/A	2.66%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

For the six-month period, the Trust’s stock selection was positive in 9 of 10 economic sectors. The most notable contributions came from stock selection within the financials and consumer staples sectors. In financials, notable contributors included WisdomTree Investments, Inc., which reported continued strong inflows into its exchange-traded fund lineup and exceeded earnings expectations for the period, and Bank United, Inc., which reported robust loan growth in its two main markets, New York and Florida. In consumer staples, Nomad Foods Ltd. also boosted returns, as the company announced both an acquisition of a U.K. frozen food vendor, and that its shares were to be listed on the London Stock Exchange.

•

The only notable detractor during the period came from stock selection in the energy sector, after shares of Royal Dutch Shell PLC trended lower over concerns regarding the cost of the company’s recently proposed acquisition of BG Group

PLC, an integrated natural gas company domiciled in the U.K. Investor concerns over the potential merger were coupled with weakness in the price of oil over the six-month period. However, the Trust’s investment advisor believes that the acquisition would ultimately be helpful to Royal Dutch Shell PLC’s earnings, though the benefits might not be captured until the price of oil rebounds and business synergies between the two companies are realized.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

During the six-month period, the Trust reduced its holdings in the energy sector on concerns over the continued downward pressure on the price of oil, as well as in health care in order to lock in gains after notable outperformance. Proceeds were used to increase exposure to the telecommunications services (“telecom”) and consumer discretionary sectors. Regionally, the Trust reduced its exposure to the developed Americas and emerging Asia, using the proceeds to add to its holdings in developed Europe and Asia Pacific Basin.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Trust ended the period overweight in the Europe and emerging Asia regions, and underweight in the Pacific Basin (including Japan) and developed Americas. From a sector perspective, the Trust was most notably overweight in the information technology and telecom sectors, funded by underweights in the materials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Global Opportunities Equity Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$13.75	$13.13	4.72%	$14.20	$12.80
Net Asset Value	$15.53	$15.27	1.70%	$15.96	$14.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
Citigroup, Inc.	3%
Apple, Inc.	2
Nomad Foods Ltd.	2
Cellnex Telecom SAU	2
Royal Dutch Shell PLC, A Shares - ADR	1
Roper Industries, Inc.	1
Lloyds Banking Group PLC	1
Hortonworks, Inc.	1
Platform Specialty Products Corp.	1
Alibaba Group Holding Ltd. - ADR	1

*	Excludes option positions and money market funds.

Geographic Allocation	6/30/15	12/31/14
United States	52%	55%
United Kingdom	9	8
Japan	6	5
France	4	4
Germany	3	3
Spain	3	2
India	3	3
China	3	2
Switzerland	2	3
Netherlands	2	2
British Virgin Islands	2	—
Ireland	2	1
South Korea	1	2
Hong Kong	1	2
Belgium	1	2
Other[1]	6	6

[1]	Other includes a 1% holding or less in each of the following countries; Taiwan, South Africa, Canada, Norway, Indonesia, Sweden, Peru, New Zealand, Mexico, Italy, Greece, Australia.

SEMI-ANNUAL REPORT	JUNE 30, 2015	13

Trust Summary as of June 30, 2015	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($42.80)[1]	4.63%
Current Monthly Distribution per Common Share[2]	$0.165
Current Annualized Distribution per Common Share[2]	$1.980

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution rate per Common Share, declared on August 3, 2015, has increased to $0.20 per share. The current distribution rate on closing price, current monthly distribution per Common Shares and current annualized distribution per Common Share do not reflect this new distribution rate. The distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[2]
BME[1]	2.65%	14.79%
Russell 3000® Healthcare Index	N/A	11.43%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

All four health care sub-sectors (pharmaceuticals, biotechnology, medical devices & supplies and health care providers & services) aided relative performance during the period under review, with the majority of gains generated by effective stock selection within the pharmaceuticals and biotechnology industries. In pharmaceuticals, the Trust was helped by its underweight positions in Johnson & Johnson and Pfizer, Inc., both of which were hampered by concerns about future growth. Overweight positions in Eli Lilly & Co. and the specialty pharmaceutical company Valeant Pharmaceuticals International, Inc. aided performance as well. In addition, Eisai Co., Ltd., Chugai Pharmaceutical, Co. Ltd. and Intra-Cellular Therapies, Inc. gained ground due to positive clinical developments. Within biotechnology, the gains were led by Ultragenyx Pharmaceutical, Inc., Receptos, Inc., Neurocrine Biosciences, Inc. and Synageva BioPharma Corp., which received an acquisition bid.

•

During a six-month period of strong performance for the health care sector, there were only a handful of detractors from the Trust’s performance. At the industry level, managed health care was the largest detractor. The Trust was also hurt by its underweight in the biotechnology company Gilead Sciences, Inc. and lack of a position in Pharmacylics, Inc., which received an acquisition bid. Overweight positions in Alexion Pharmaceuticals, Inc. (biotechnology) and AstraZeneca PLC also detracted from performance.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. Given the positive absolute return for the health care sector, the Trust’s option writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

The Trust’s industry allocations generally stayed in line with their allocations at the beginning of the period, although there were individual stock changes in each sub-sector. The Trust slightly decreased its weightings in the pharmaceuticals and biotechnology industries, and its weightings in health care providers & services and medical devices & supplies rose slightly. These allocations were the by-product of the Trust’s bottom-up, fundamental investment process.

Describe portfolio positioning at period end.

•

The Trust continues to focus on identifying innovative companies. Accordingly, its three largest allocations were to the biotechnology, medical devices & supplies and pharmaceuticals industries, where favorable trends in the innovation cycle have supported positive secular growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Health Sciences Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$42.80	$42.70	0.23%	$44.65	$39.16
Net Asset Value	$43.28	$38.61	12.10%	$44.14	$38.31

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
UnitedHealth Group, Inc.	4%
Medtronic PLC	3
Eli Lilly & Co.	3
AbbVie, Inc.	3
Celgene Corp.	3
McKesson Corp.	3
Biogen, Inc.	3
Abbott Laboratories	3
Bristol-Myers Squibb Co.	3
Boston Scientific Corp.	2

*	Excludes option positions and money market funds.

Industry Allocation	6/30/15	12/31/14
Pharmaceuticals	32%	34%
Biotechnology	28	30
Health Care Providers & Services	18	14
Health Care Equipment & Supplies	18	18
Life Sciences Tools & Services	3	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	15

Trust Summary as of June 30, 2015	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($7.29)[1]	8.07%
Current Monthly Distribution per Common Share[2]	$0.049
Current Annualized Distribution per Common Share[2]	$0.588

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[2]
BGY[1]	12.60%	6.85%
MSCI All Country World Index ex-US	N/A	4.03%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Stock selection in the financials and consumer discretionary sectors contributed positively to performance. In financials, contributors included Element Financial Corp., a Canadian leasing company, which rallied strongly after announcing the acquisition of General Electric’s vehicle fleet-management business. Within consumer discretionary, the Trust’s private investment in Snapdeal.com, an e-commerce firm from India, benefited from a successful additional round of financing. Also within consumer discretionary, Crest Nicholson Holdings PLC, a U.K. developer of sustainable housing, reported strong spring sales, coupled with a favorable earnings forecast.

•

The only notable detractor for the period came from stock selection in the information technology (“IT”) sector. Two positions within the sector, Alibaba Group Holding — ADR and Baidu, Inc., came under pressure during the six-month period after outperforming during the prior calendar year. The investment advisor believes that both firms remain attractive because of exposure to Chinese e-commerce and Internet search, respectively.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

During the six-month period, the Trust reduced its exposure to the consumer discretionary and health care sectors in order to lock in gains following strong performance. The proceeds were used to increase exposure to the financials and telecommunications sectors. Regionally, the Trust reduced its exposure to the developed Americas and emerging Europe, using the proceeds to add to its holdings in developed Europe.

•

In addition, the Trust’s cash position increased over the period as profits were taken in several names that rallied strongly following the European Central Bank’s announcement of its quantitative easing program. The Trust’s cash position was a slight detractor from performance during the most recent six-month period, but is intended to be deployed opportunistically going forward.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Trust ended the period overweight in Europe, primarily funded by a significant underweight to the Asia Pacific region, including Japan. From a sector perspective, the Trust was most notably overweight in the IT, health care and consumer discretionary sectors, while the most significant underweights were in the materials and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock International Growth and Income Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$7.29	$6.74	8.16%	$7.60	$6.54
Net Asset Value	$7.81	$7.61	2.63%	$8.07	$7.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
Novartis AG	3%
AstraZeneca PLC	2
Liberty Global PLC, Class A	2
China Construction Bank Corp., Class H	2
Shire PLC - ADR	2
Roche Holding AG	2
Sumitomo Mitsui Financial Group, Inc.	2
Nomad Foods Ltd.	2
Cellnex Telecom SAU	2
SABMiller PLC	2

*	Excludes option positions and money market funds.

Geographic Allocation	6/30/15	12/31/14
United Kingdom	19%	19%
Japan	10	10
Switzerland	8	9
China	6	9
France	6	6
Germany	6	4
Ireland	6	5
Canada	5	6
India	5	4
Netherlands	4	4
Spain	3	2
United States	3	3
Italy	3	2
South Korea	2	2
British Virgin Islands	2	—
Taiwan	2	1
Belgium	1	3
Hong Kong	1	3
Israel	1	2
Other[1]	7	6

[1]	Other includes a 1% holding or less in each of the following countries; Sweden, Norway, South Africa, Mexico, Indonesia, Peru, New Zealand, and Austria.

SEMI-ANNUAL REPORT	JUNE 30, 2015	17

Trust Summary as of June 30, 2015	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($ 9.12)[1]	8.62%
Current Monthly Distribution per Common Share[2]	$0.0655
Current Annualized Distribution per Common Share[2]	$0.7860

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[3]
BCX[1]	(1.98)%	(4.31)%
Lipper Natural Resources Funds[2]	(7.29)%	(5.37)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The Trust’s holding in the agriculture science company Syngenta AG was among the largest contributors to returns during the period, as the stock rallied following a bid from Monsanto Co. This deal would result in a combined entity that would be the market leader in both the crop protection and seed industries. Syngenta rejected Monsanto’s initial offer, however, stating that it undervalued Syngenta’s prospects and underestimated the significant execution risks. At the end of the period, the deal remained unresolved.

•

The price of oil recovered during the period, and while near-term oil futures contracts rallied strongly, longer-dated contracts weakened. Since energy stocks are typically priced on expectations of future profits, the sector significantly underperformed spot (near-term) oil prices. The Trust’s holdings in some of the large, integrated energy companies detracted from absolute performance as a result, and positions in Exxon Mobil Corp. and Chevron Corp. were among the largest individual detractors. The Trust’s positioning in Monsanto Co. also detracted from absolute performance, as the stock came under pressure following its unsuccessful attempt to acquire Syngenta and its announcement of worse-than-expected results.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

The Fund reduced its energy exposure during the period, while it increased its positions in the metals & mining and agriculture-related sectors. The primary driver of the Trust’s agriculture allocation was the investment advisor’s view that there are emerging opportunities within certain subsectors amid a stable price environment for agricultural commodities. The investment advisor saw diminished downside risks in the metals & mining industry and found a growing number of attractive valuation opportunities in the group.

Describe portfolio positioning at period end.

•

The agriculture-related sector (which includes chemicals, food products and paper & forest products) was the Trust’s largest allocation as of period end, followed by metals & mining and energy stocks, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Resources & Commodities Strategy Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$ 9.12	$ 9.71	(6.08)%	$10.17	$ 9.12
Net Asset Value	$10.70	$11.67	(8.31)%	$11.75	$10.70

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
Exxon Mobil Corp.	6%
Syngenta AG	5
Monsanto Co.	5
Chevron Corp.	4
BP PLC - ADR	3
CF Industries Holdings, Inc.	3
BHP Billiton Ltd. - ADR	3
Archer-Daniels-Midland Co.	3
Potash Corp. of Saskatchewan, Inc.	3
ConocoPhillips	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/15	12/31/14
Metals & Mining	27%	21%
Oil, Gas & Consumable Fuels	27	35
Chemicals	24	23
Food Products	11	9
Paper & Forest Products	3	3
Real Estate Investment Trusts (REITs)	2	3
Water Utilities	—	2
Other[2]	6	4

[2]

Other includes less than 1% in each of the following industries; Machinery, Multi-Utilities, Electrical Equipment, Industrial Conglomerates, Electric Utilities, Independent Power and Renewable Electricity Producers, Commercial Services & Supplies, Semiconductors & Semiconductor Equipment, Auto Components, Building Products, Electronic Equipment, Instruments & Components, Construction & Engineering, Energy Equipment & Services and Food & Staples Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	19

Trust Summary as of June 30, 2015	BlackRock Science and Technology Trust

Trust Overview

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($17.65)[1]	6.80%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[2]
BST[1]	3.73%	6.14%
MSCI World Information Technology Index	N/A	1.45%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The Trust received positive contributions from all information technology sub-sectors during the period. Within the Internet software & services sub-industry, the Trust’s position in Tencent Holdings Ltd. led contributors as the company’s popular chat service continued to garner additional users in China and enterprise contracts with large corporations. The next most significant contributor came from Sony Corp. within household durables, which saw its shares rise on positive earnings results and a favorable earnings forecast. Sony Corp.’s new growth plan includes new stock issuance to fund innovation in its image-sensor and camera modules businesses.

•

The Trust’s position in Microsoft Corp., within the software sub-industry, was the largest detractor for the period. Investors have become more pessimistic about the company’s ability to transition out of a declining PC industry into the booming big-data/cloud space. Within Internet software & services, Alibaba Group Holding — ADR came under pressure during the six-month period after outperforming for the prior calendar year. The investment advisor believes that the stock remains attractive because of its exposure to the strengthening Chinese consumer, as the company continues to profit from Internet search and e-commerce.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

Over the six-month period, the Trust reduced its exposure to the Internet software & services and semiconductors & semiconductor equipment sub-sectors. The proceeds were used to fund more attractive opportunities in two sub-sectors: electronic equipment, instruments & components, and also communications equipment.

Describe portfolio positioning at period end.

•

Relative to the MSCI World Information Technology Index, the Trust’s positioning reflected a number of themes. These included idiosyncratic software & services opportunities, particularly in China, to capture the proliferation of internet search demand and e-commerce. In addition, the Trust was overweight in companies successfully transitioning from declining PC-related industries to enterprise-driven big data initiatives. Finally, the portfolio included companies whose industry-leading innovation allows them to consistently re-invent their business models.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Science and Technology Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$17.65	$17.59	0.34%	$18.57	$17.17
Net Asset Value	$19.95	$19.43	2.68%	$20.57	$18.87

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
Apple, Inc.	6%
Google, Inc., Class A	5
Facebook, Inc., Class A	5
Tencent Holdings Ltd.	3
Oracle Corp.	2
Microsoft Corp.	2
Largan Precision Co. Ltd.	2
Amazon.com, Inc.	2
Visa, Inc., Class A	2
MasterCard, Inc., Class A	2

*	Excludes option positions and money market funds.

Industry Allocation	6/30/15	12/31/14
Internet Software & Services	21%	25%
Software	15	19
Semiconductors & Semiconductor Equipment	14	17
IT Services	11	10
Technology Hardware, Storage & Peripherals	10	12
Internet & Catalog Retail	6	4
Electronic Equipment, Instruments & Components	5	3
Media	5	3
Real Estate Investment Trusts (REITs)	4	1
Communications Equipment	2	1
Professional Services	2	—
Household Durables	2	2
Wireless Telecommunication Services	1	2
Other[2]	2	1

[2]

Other includes a 1% holding or less in each of the following industries; Diversified Telecommunications Services, Hotels, Restaurants & Leisure, Health Care Technology, Commercial Services & Supplies, Health Care Providers & Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	21

Trust Summary as of June 30, 2015	BlackRock Utility and Infrastructure Trust

. Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2015 ($18.15)[1]	8.00%
Current Monthly Distribution per Common Share[2]	$0.121
Current Annualized Distribution per Common Share[2]	$1.452

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See Section 19(a) Notices on page 2 for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[3]
BUI[1]	(9.21)%	(3.59)%
Lipper Utility Funds[2]	(7.67)%	(6.41)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Broadly, U.S. utilities opened 2015 with weak performance, with a rebound in U.S. interest rates and uncertainty over the timing of future Federal Reserve monetary policy actions contributing to poor returns. The electric utilities industry led detractors from the Trust’s performance, including Duke Energy Corp., ITC Holdings Corp. and Edison International. Exposure to the multi-utilities industry also detracted from absolute returns, led by Dominion Resources, Inc. and Sempra Energy. Finally, the Trust’s exposure to master limited partnerships (“MLPs”) within the energy sector negatively affected absolute performance, led by Enterprise Products Partners LP and MarkWest Energy Partners LP.

•

Conversely, the Trust’s exposure to the transportation infrastructure industry within the industrials sector was the largest contributor to absolute performance, led by Atlantia SpA, Flughafen Zurich AG, Japan Airport Terminal Co., and Groupe Eurotunnel SE. Ferrovial SA in the construction & engineering industry also performed strongly during the period, as did TerraForm Power, Inc. in the renewable electricity industry. Finally, the Trust’s exposure to the road & rail and wireless telecommunication services industries added modestly to absolute returns.

•

Also, during the six-month period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during period.

Describe recent portfolio activity.

•

During the six-month period, the Trust increased its transportation infrastructure exposure, selectively targeting companies that may benefit from signs of economic improvement in Europe and Japan. Additionally, the Trust shifted its utility exposure, initiating positions in gas utility Laclede Group, Inc., electric utility El Paso Electric Co., and multi-utility TECO Energy Inc., while exiting positions in electric utilities Cleco Corp. and OGE Energy Corp. as well as multi-utility MDU Resources Group, Inc.

Describe portfolio positioning at period end.

•

At period end, the utilities sector accounted for just under one-half of the Trust’s assets, with holdings centered in the U.S. electric and multi-utilities industries. The Trust’s second largest exposure was to MLPs, which represented over a quarter of the Trust’s assets, based on attractive fundamentals and healthy dividend yields in the space. The investment advisor remained mindful of the risks presented by the potential for rising U.S. interest rates and changes in the local environments in which the companies held by the Trust operate. As a result, the Trust was positioned with an eye toward diversification across multiple geographic and regulatory environments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Utility and Infrastructure Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$18.15	$20.74	(12.49)%	$20.86	$18.05
Net Asset Value	$20.88	$22.47	(7.08)%	$22.85	$20.88

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/15
NextEra Energy, Inc.	5%
Shell Midstream Partners LP	4
Dominion Resources, Inc.	4
CMS Energy Corp.	4
Sempra Energy	4
Dominion Midstream Partners LP	4
Duke Energy Corp.	3
National Grid PLC	3
Atlantia SpA	3
American Water Works Co., Inc.	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/15	12/31/14
Oil, Gas & Consumable Fuels	25%	28%
Multi-Utilities	22	22
Electric Utilities	19	21
Transportation Infrastructure	14	12
Independent Power and Renewable Electricity Producers	8	5
Water Utilities	3	3
Construction & Engineering	3	2
Real Estate Investment Trusts (REITs)	2	4
Gas Utilities	2	1
Other[2]	2	2

[2]	Other includes a 1% holding or less in each of the following industries; Diversified Telecommunication Services, Wireless Telecommunication Services, Media and Road & Rail.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2015	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 10.0%
Halliburton Co. (a)	146,900	$6,326,983
Helmerich & Payne, Inc. (a)	275,100	19,372,542
Schlumberger Ltd. (a)	360,824	31,099,421

		56,798,946
Oil, Gas & Consumable Fuels — 88.6%
Anadarko Petroleum Corp. (a)	369,233	28,822,328
BG Group PLC	432,610	7,204,992
BP PLC	4,277,400	28,387,556
Cabot Oil & Gas Corp. (a)	493,600	15,568,144
Cairn Energy PLC (b)	2,521,300	6,715,205
Canadian Natural Resources Ltd. (a)	196,000	5,322,914
Chevron Corp. (a)(c)	394,028	38,011,881
Cimarex Energy Co. (a)	177,200	19,546,932
ConocoPhillips (a)	589,700	36,213,477
Devon Energy Corp. (a)	431,000	25,640,190
Enbridge, Inc. (a)	447,300	20,918,169
Encana Corp. (a)	1,537,600	16,951,763
EOG Resources, Inc. (a)	220,400	19,296,020
Exxon Mobil Corp. (a)(c)	628,500	52,291,200
Kosmos Energy Ltd. (a)(b)	728,107	6,137,942
Laredo Petroleum, Inc. (a)(b)(d)	880,300	11,074,174
Marathon Oil Corp. (a)	996,300	26,441,802
Murphy Oil Corp.	175,000	7,274,750
Noble Energy, Inc. (a)	303,192	12,940,235
Oil Search Ltd.	2,162,963	11,889,151
Phillips 66 (a)	180,400	14,533,024
Pioneer Natural Resources Co. (a)	159,000	22,051,710
Range Resources Corp.	228,100	11,263,578
Royal Dutch Shell PLC, A Shares — ADR (a)	191,665	10,926,822
Southwestern Energy Co. (b)	516,400	11,737,772

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Statoil ASA	739,526	$13,224,951
TOTAL SA	496,600	24,358,758

		504,745,440
Total Long-Term Investments (Cost — $625,220,513) — 98.6%		561,544,386

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	10,030,335	10,030,335
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.23% (e)(f)(g)	$4,572	4,572,208
Total Short-Term Securities (Cost — $14,602,543) — 2.5%		14,602,543
Total Investments Before Options Written (Cost — $639,823,056) — 101.1%		576,146,929

Options Written
(Premiums Received — $2,919,847) — (0.2)%		(1,135,207)
Total Investments Net of Options Written — 100.9%		575,011,722
Liabilities in Excess of Other Assets — (0.9)%		(5,354,873)

Net Assets — 100.0%		$569,656,849

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	Represents the current yield as of report date.

(f)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	35,462,798	(25,432,463)	10,030,335	$6,601
BlackRock Liquidity Series, LLC Money Market Series	—	$4,572,208	$4,572,208	$40,181	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	TWD	Taiwan Dollar
ETF	Exchange Traded Fund	KRW	Korean Won	USD	U.S. Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	25

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of June 30, 2015, exchange-traded options written as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Anadarko Petroleum Corp.	Call	USD	88.50	7/02/15	544	$(2,720)
Chevron Corp.	Call	USD	107.00	7/10/15	280	(9,520)
ConocoPhillips	Call	USD	65.50	7/10/15	400	(1,600)
Devon Energy Corp.	Call	USD	67.50	7/10/15	300	(2,100)
Exxon Mobil Corp.	Call	USD	87.50	7/10/15	560	(1,960)
Pioneer Natural Resources Co.	Call	USD	157.50	7/10/15	100	(4,500)
Schlumberger Ltd.	Call	USD	93.50	7/10/15	590	(5,310)
Cabot Oil & Gas Corp.	Call	USD	35.32	7/17/15	620	(1,719)
Chevron Corp.	Call	USD	107.05	7/17/15	280	(129)
Cimarex Energy Co.	Call	USD	125.00	7/17/15	190	(2,850)
ConocoPhillips	Call	USD	67.50	7/17/15	247	(1,482)
Devon Energy Corp.	Call	USD	62.50	7/17/15	300	(9,300)
Enbridge, Inc.	Call	CAD	62.00	7/17/15	547	(8,540)
Encana Corp.	Call	CAD	16.00	7/17/15	1,000	(12,010)
EOG Resources, Inc.	Call	USD	97.50	7/17/15	198	(2,970)
Exxon Mobil Corp.	Call	USD	87.50	7/17/15	318	(1,908)
Halliburton Co.	Call	USD	49.00	7/17/15	430	(1,075)
Helmerich & Payne, Inc.	Call	USD	75.00	7/17/15	300	(9,000)
Kosmos Energy Ltd.	Call	USD	10.00	7/17/15	888	(17,760)
Laredo Petroleum, Inc.	Call	USD	15.00	7/17/15	1,000	(7,500)
Laredo Petroleum, Inc.	Call	USD	16.00	7/17/15	500	(5,000)
Marathon Oil Corp.	Call	USD	27.00	7/17/15	780	(35,100)
Noble Energy, Inc.	Call	USD	47.50	7/17/15	335	(5,025)
Royal Dutch Shell PLC, A Shares — ADR	Call	USD	62.50	7/17/15	335	(5,025)
Anadarko Petroleum Corp.	Call	USD	82.50	7/24/15	375	(21,562)
Chevron Corp.	Call	USD	101.00	7/24/15	332	(9,794)
Chevron Corp.	Call	USD	105.00	7/24/15	206	(4,738)
Devon Energy Corp.	Call	USD	67.50	7/24/15	380	(3,800)
EOG Resources, Inc.	Call	USD	92.00	7/24/15	189	(12,568)
Exxon Mobil Corp.	Call	USD	87.00	7/24/15	583	(9,620)
Marathon Oil Corp.	Call	USD	27.50	7/24/15	370	(14,060)
Phillips 66	Call	USD	80.00	7/24/15	325	(77,188)
Pioneer Natural Resources Co.	Call	USD	160.00	7/24/15	100	(5,000)
Chevron Corp.	Call	USD	98.50	7/31/15	281	(33,580)
Devon Energy Corp.	Call	USD	65.00	7/31/15	215	(6,772)
EOG Resources, Inc.	Call	USD	92.00	7/31/15	190	(16,530)
Exxon Mobil Corp.	Call	USD	85.50	7/31/15	315	(19,688)
Marathon Oil Corp.	Call	USD	27.50	7/31/15	780	(37,830)
Phillips 66	Call	USD	80.50	7/31/15	306	(72,675)
Schlumberger Ltd.	Call	USD	93.50	7/31/15	240	(6,600)
Canadian Natural Resources Ltd.	Call	CAD	38.00	8/21/15	230	(5,156)
Devon Energy Corp.	Call	USD	62.50	8/21/15	315	(36,698)
Encana Corp.	Call	CAD	16.00	8/21/15	1,715	(15,104)
EOG Resources, Inc.	Call	USD	95.00	8/21/15	193	(19,686)
Exxon Mobil Corp.	Call	USD	86.05	8/21/15	424	(26,442)
Helmerich & Payne, Inc.	Call	USD	80.00	8/21/15	162	(6,885)
Noble Energy, Inc.	Call	USD	47.50	8/21/15	360	(13,500)
Schlumberger Ltd.	Call	USD	90.00	8/21/15	432	(57,024)
Total						$(686,603)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Oil Search Ltd.	UBS AG	Call	AUD	8.08	7/07/15	200,000	$(34)
TOTAL SA	Deutsche Bank AG	Call	EUR	48.56	7/07/15	67,400	(257)
BP PLC	Deutsche Bank AG	Call	GBP	4.58	7/09/15	410,000	(737)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.84	7/15/15	100,000	(1,545)

See Notes to Financial Statements

26	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

As of June 30, 2015, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Cairn Energy PLC	UBS AG	Call	GBP	1.75	7/15/15	100,000	$(4,511)
BP PLC	UBS AG	Call	GBP	4.45	7/22/15	500,000	(15,623)
Oil Search Ltd.	UBS AG	Call	AUD	7.51	7/22/15	201,000	(14,447)
TOTAL SA	Deutsche Bank AG	Call	EUR	47.30	7/22/15	60,000	(14,571)
Laredo Petroleum, Inc.	Credit Suisse International	Call	USD	14.62	7/24/15	100,000	(15,803)
Range Resources Corp.	Morgan Stanley & Co. International PLC	Call	USD	52.01	7/24/15	40,000	(35,055)
Cabot Oil & Gas Corp.	Deutsche Bank AG	Call	USD	34.51	7/28/15	70,700	(12,170)
Cairn Energy PLC	Bank of America N.A.	Call	GBP	1.90	7/28/15	301,000	(5,921)
Statoil ASA	Bank of America N.A.	Call	NOK	146.70	7/30/15	125,000	(38,909)
Laredo Petroleum, Inc.	Deutsche Bank AG	Call	USD	15.28	7/31/15	60,000	(10,169)
TOTAL SA	Deutsche Bank AG	Call	EUR	48.92	8/04/15	48,000	(6,615)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.85	8/05/15	100,000	(4,420)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.89	8/05/15	65,000	(2,033)
Oil Search Ltd.	Citibank N.A.	Call	AUD	7.42	8/05/15	364,000	(48,538)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	62.29	8/06/15	51,000	(21,793)
Range Resources Corp.	Morgan Stanley & Co. International PLC	Call	USD	52.51	8/06/15	40,000	(45,584)
Cabot Oil & Gas Corp.	Credit Suisse International	Call	USD	34.63	8/10/15	40,000	(11,676)
Cimarex Energy Co.	UBS AG	Call	USD	120.21	8/11/15	20,000	(22,267)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.89	8/12/15	65,000	(2,520)
Helmerich & Payne, Inc.	Deutsche Bank AG	Call	USD	75.15	8/13/15	50,000	(51,621)
BP PLC	Bank of America N.A.	Call	GBP	4.46	8/14/15	602,000	(20,793)
Enbridge, Inc.	Citibank N.A.	Call	CAD	62.23	8/19/15	50,700	(24,475)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.78	9/03/15	152,000	(16,517)
Total							$(448,604)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$56,798,946	—	—	$56,798,946
Oil, Gas & Consumable Fuels	412,964,827	$91,780,613	—	504,745,440
Short-Term Securities	10,030,335	4,572,208	—	14,602,543

Total	$479,794,108	$96,352,821	—	$576,146,929

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(658,312)	$(476,895)	—	$(1,135,207)

[1] Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	27

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$90,224	—	—	$90,224
Liabilities:
Bank overdraft	—	$(1,335)	—	(1,335)
Collateral on securities loaned at value	—	(4,572,208)	—	(4,572,208)

Total	$90,224	$(4,573,543)	—	$(4,483,319)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements

28	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Honeywell International, Inc. (a)	10,200	$1,040,094
Raytheon Co. (a)	66,761	6,387,693

		7,427,787
Air Freight & Logistics — 1.3%
FedEx Corp. (a)	55,251	9,414,770
Airlines — 1.0%
Southwest Airlines Co. (a)	91,145	3,015,988
United Continental Holdings, Inc. (a)(b)	72,635	3,850,381

		6,866,369
Auto Components — 1.6%
The Goodyear Tire & Rubber Co. (a)	67,700	2,041,155
Lear Corp. (a)	79,400	8,913,444

		10,954,599
Banks — 12.5%
Bank of America Corp. (a)	914,788	15,569,692
Citigroup, Inc. (a)	324,487	17,924,662
JPMorgan Chase & Co. (a)	340,165	23,049,580
SunTrust Banks, Inc. (a)	225,820	9,714,776
U.S. Bancorp. (a)	397,915	17,269,511
Wells Fargo & Co. (a)	62,026	3,488,342

		87,016,563
Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	145,155	10,581,800
Molson Coors Brewing Co., Class B (a)	77,970	5,443,086

		16,024,886
Biotechnology — 1.7%
Amgen, Inc. (a)	78,610	12,068,207
Capital Markets — 1.4%
The Goldman Sachs Group, Inc. (a)	46,823	9,776,174
Chemicals — 0.4%
The Dow Chemical Co. (a)	48,902	2,502,315
Communications Equipment — 3.3%
Brocade Communications Systems, Inc.	497,701	5,912,688
Cisco Systems, Inc. (a)	462,022	12,687,124
QUALCOMM, Inc. (a)	70,500	4,415,415

		23,015,227
Construction & Engineering — 1.0%
AECOM (b)	204,700	6,771,476
Consumer Finance — 1.8%
Discover Financial Services (a)	111,723	6,437,479
SLM Corp. (b)	619,946	6,118,867

		12,556,346
Containers & Packaging — 0.6%
Packaging Corp. of America	64,543	4,033,292
Electronic Equipment, Instruments & Components — 0.6%
Zebra Technologies Corp., Class A (a)(b)	39,321	4,366,597
Energy Equipment & Services — 2.7%
Atwood Oceanics, Inc.	168,235	4,448,133
Halliburton Co. (a)	30,167	1,299,293
Schlumberger Ltd. (a)	129,099	11,127,043
Weatherford International PLC (a)(b)	175,445	2,152,710

		19,027,179
Food & Staples Retailing — 4.1%
CVS Health Corp. (a)	219,787	23,051,261
The Kroger Co. (a)	10,144	735,542
Wal-Mart Stores, Inc. (a)	64,434	4,570,304

		28,357,107

Common Stocks	Shares	Value
Food Products — 0.6%
Pilgrim’s Pride Corp. (a)(c)	55,078	$1,265,142
Tyson Foods, Inc., Class A (a)	62,626	2,669,746

		3,934,888
Health Care Equipment & Supplies — 0.1%
Medtronic PLC (a)	9,440	699,504
Health Care Providers & Services — 13.1%
Aetna, Inc. (a)	141,108	17,985,626
Centene Corp. (a)(b)	110,000	8,844,000
Cigna Corp.	80,800	13,089,600
Express Scripts Holding Co. (a)(b)	24,200	2,152,348
Humana, Inc. (a)	5,118	978,971
Laboratory Corp. of America Holdings (a)(b)	66,089	8,011,309
McKesson Corp. (a)	42,111	9,466,974
UnitedHealth Group, Inc. (a)(d)	166,720	20,339,840
Universal Health Services, Inc., Class B (a)	73,090	10,386,089

		91,254,757
Hotels, Restaurants & Leisure — 2.1%
Carnival Corp. (a)	232,068	11,461,838
Las Vegas Sands Corp. (a)	55,460	2,915,532

		14,377,370
Industrial Conglomerates — 1.9%
3M Co. (a)	84,849	13,092,201
Insurance — 3.5%
American International Group, Inc. (a)	289,695	17,908,945
The Travelers Cos., Inc.	67,248	6,500,192

		24,409,137
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc. (a)(b)	2,784	3,205,414
Internet Software & Services — 3.7%
Facebook, Inc., Class A (a)(b)	100,911	8,654,632
Google, Inc., Class A (a)(b)	15,622	8,436,505
Google, Inc., Class C (a)(b)	16,039	8,348,460

		25,439,597
IT Services — 3.1%
Alliance Data Systems Corp. (a)(b)	4,628	1,351,098
Amdocs Ltd. (a)	100,591	5,491,263
Cognizant Technology Solutions Corp., Class A (a)(b)	81,234	4,962,585
DST Systems, Inc. (a)	13,536	1,705,265
MasterCard, Inc., Class A (a)	40,453	3,781,546
Total System Services, Inc.	103,151	4,308,617

		21,600,374
Machinery — 0.7%
Parker-Hannifin Corp. (a)	43,525	5,063,263
Media — 3.1%
Comcast Corp., Class A (a)	312,005	18,763,981
Omnicom Group, Inc.	38,563	2,679,743

		21,443,724
Multiline Retail — 0.7%
Macy’s, Inc. (a)	76,358	5,151,874
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	70,311	2,761,816
Oil, Gas & Consumable Fuels — 4.1%
BP PLC — ADR (a)	200,430	8,009,183
Exxon Mobil Corp. (a)(d)	26,826	2,231,923
Hess Corp. (a)	68,409	4,575,194
Marathon Petroleum Corp. (a)	65,044	3,402,452
PBF Energy, Inc., Class A	52,486	1,491,652

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	29

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Suncor Energy, Inc. (a)	247,445	$6,809,686
Tesoro Corp. (a)	21,244	1,793,206

		28,313,296
Paper & Forest Products — 0.6%
Domtar Corp.	98,685	4,085,559
Pharmaceuticals — 3.4%
Astrazeneca PLC — ADR (d)	103,068	6,566,462
Johnson & Johnson (a)	23,783	2,317,891
Merck & Co., Inc. (a)	4,075	231,990
Pfizer, Inc. (a)	21,481	720,258
Teva Pharmaceutical Industries Ltd. — ADR (a)	235,010	13,889,091

		23,725,692
Road & Rail — 0.2%
Union Pacific Corp. (a)	17,952	1,712,082
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp. (a)	385,755	11,732,738
Micron Technology, Inc. (a)(b)	395,200	7,445,568
NVIDIA Corp. (a)	141,500	2,845,565

		22,023,871
Software — 2.2%
Microsoft Corp. (a)(d)	191,005	8,432,871
Oracle Corp. (a)	168,425	6,787,528

		15,220,399
Specialty Retail — 4.8%
The Home Depot, Inc. (a)	114,649	12,740,943
Lowe’s Cos., Inc. (a)	248,449	16,638,630
Ross Stores, Inc. (a)	81,690	3,970,951

		33,350,524
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc. (a)	79,827	10,012,302
EMC Corp. (a)	304,372	8,032,377
Hewlett-Packard Co. (a)	166,889	5,008,339
Western Digital Corp. (a)	132,710	10,407,118

		33,460,136
Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp. (a)(b)	8,574	617,071

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
Fossil Group, Inc. (b)	31,095	$2,156,749

		2,773,820
Tobacco — 0.7%
Altria Group, Inc. (a)	95,084	4,650,558
Total Common Stocks — 95.3%		661,928,750

Investment Companies
Electric Utilities — 0.3%
Utilities Select Sector SPDR Fund — ETF	56,000	2,321,760
Total Long-Term Investments (Cost — $657,213,616) — 95.6%		664,250,510

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	36,219,037	36,219,037
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.23% (e)(f)(g)	$397	396,552
Total Short-Term Securities (Cost — $36,615,589) — 5.3%		36,615,589
Total Investments Before Options Written (Cost — $693,829,205) — 100.9%		700,866,099

Options Written
(Premiums Received — $5,670,694) — (0.8)%		(5,505,115)
Total Investments Net of Options Written — 100.1%		695,360,984
Liabilities in Excess of Other Assets — (0.1)%		(513,304)

Net Assets — 100.0%		$694,847,680

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Represents the current yield as of report date.

(f)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,879,452	34,339,585	36,219,037	$10,695
BlackRock Liquidity Series, LLC Money Market Series	$ 673,750	$ (277,198)	$ 396,552	$ 8,217	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements

30	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
3M Co.	Call	USD	162.50	7/02/15	460	$(7,360)
Apple, Inc.	Call	USD	133.00	7/02/15	50	(50)
Bank of America Corp.	Call	USD	17.00	7/02/15	925	(13,875)
Google, Inc., Class A	Call	USD	555.00	7/02/15	39	(585)
Humana, Inc.	Call	USD	215.00	7/02/15	25	(688)
Intel Corp.	Call	USD	34.50	7/02/15	431	(862)
Las Vegas Sands Corp.	Call	USD	54.50	7/02/15	135	(1,012)
MasterCard, Inc., Class A	Call	USD	93.00	7/02/15	152	(13,756)
Pfizer, Inc.	Call	USD	34.50	7/02/15	108	(756)
Tesoro Corp.	Call	USD	92.00	7/02/15	54	(972)
United Continental Holdings, Inc.	Call	USD	56.50	7/02/15	366	(1,098)
Utilities Select Sector SPDR Fund	Call	USD	45.50	7/02/15	120	(480)
Wells Fargo & Co.	Call	USD	56.00	7/02/15	155	(7,595)
Western Digital Corp.	Call	USD	101.00	7/02/15	248	(9,176)
Apple, Inc.	Call	USD	134.00	7/10/15	150	(525)
Bank of America Corp.	Call	USD	17.00	7/10/15	2,770	(78,945)
Citigroup, Inc.	Call	USD	56.50	7/10/15	440	(13,420)
Discover Financial Services	Call	USD	59.00	7/10/15	200	(5,000)
Discover Financial Services	Call	USD	59.50	7/10/15	25	(438)
Exxon Mobil Corp.	Call	USD	87.50	7/10/15	33	(116)
Facebook, Inc., Class A	Call	USD	83.50	7/10/15	80	(23,440)
The Goldman Sachs Group, Inc.	Call	USD	220.00	7/10/15	33	(940)
Google, Inc., Class C	Call	USD	545.00	7/10/15	39	(2,438)
Hewlett-Packard Co.	Call	USD	34.00	7/10/15	317	(1,902)
The Home Depot, Inc.	Call	USD	114.00	7/10/15	213	(5,858)
Laboratory Corp. of America Holdings	Call	USD	119.50	7/10/15	165	(44,560)
Las Vegas Sands Corp.	Call	USD	55.00	7/10/15	135	(3,915)
NVIDIA Corp.	Call	USD	23.00	7/10/15	195	(975)
Schlumberger Ltd.	Call	USD	93.50	7/10/15	318	(2,862)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	62.00	7/10/15	50	(1,075)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	64.00	7/10/15	280	(5,600)
U.S. Bancorp.	Call	USD	44.50	7/10/15	490	(6,615)
Union Pacific Corp.	Call	USD	103.00	7/10/15	89	(2,670)
Wells Fargo & Co.	Call	USD	56.00	7/10/15	155	(12,632)
Zebra Technologies Corp., Class A	Call	USD	108.50	7/10/15	196	(66,413)
JPMorgan Chase & Co.	Call	USD	65.55	7/13/15	198	(45,974)
Aetna, Inc.	Call	USD	115.00	7/17/15	60	(83,250)
Aetna, Inc.	Call	USD	120.00	7/17/15	322	(317,170)
Alliance Data Systems Corp.	Call	USD	300.00	7/17/15	23	(5,118)
Altria Group, Inc.	Call	USD	50.00	7/17/15	175	(5,862)
Altria Group, Inc.	Call	USD	50.50	7/17/15	222	(4,884)
Amdocs Ltd.	Call	USD	57.50	7/17/15	45	(1,350)
American International Group, Inc.	Call	USD	60.00	7/17/15	150	(33,675)
Apple, Inc.	Call	USD	130.00	7/17/15	32	(1,712)
Carnival Corp.	Call	USD	49.00	7/17/15	740	(90,650)
Centene Corp.	Call	USD	80.00	7/17/15	275	(60,500)
Centene Corp.	Call	USD	82.50	7/17/15	275	(32,312)
Cisco Systems, Inc.	Call	USD	29.00	7/17/15	747	(2,614)
Cognizant Technology Solutions Corp., Class A	Call	USD	67.50	7/17/15	135	(1,350)
DST Systems, Inc.	Call	USD	125.00	7/17/15	67	(15,745)
Facebook, Inc., Class A	Call	USD	85.00	7/17/15	217	(50,886)
The Goldman Sachs Group, Inc.	Call	USD	210.00	7/17/15	150	(54,375)
Halliburton Co.	Call	USD	49.00	7/17/15	75	(188)
Hewlett-Packard Co.	Call	USD	34.00	7/17/15	317	(476)
Honeywell International, Inc.	Call	USD	107.01	7/17/15	26	(681)
Intel Corp.	Call	USD	33.00	7/17/15	230	(2,645)
Intel Corp.	Call	USD	34.00	7/17/15	475	(2,138)
Johnson & Johnson	Call	USD	103.96	7/17/15	120	(441)
JPMorgan Chase & Co.	Call	USD	67.50	7/17/15	252	(30,996)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	31

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

As of June 30, 2015, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
The Kroger Co.	Call	USD	72.50	7/17/15	25	$(3,000)
Laboratory Corp. of America Holdings	Call	USD	122.51	7/17/15	165	(25,929)
Lear Corp.	Call	USD	116.01	7/17/15	204	(12,331)
Lear Corp.	Call	USD	120.00	7/17/15	105	(1,312)
Lowe’s Cos., Inc.	Call	USD	70.00	7/17/15	198	(3,663)
Marathon Petroleum Corp.	Call	USD	52.50	7/17/15	162	(18,225)
MasterCard, Inc., Class A	Call	USD	95.00	7/17/15	50	(4,275)
McKesson Corp.	Call	USD	240.00	7/17/15	210	(5,250)
Micron Technology, Inc.	Call	USD	27.00	7/17/15	490	(490)
Microsoft Corp.	Call	USD	49.00	7/17/15	375	(750)
Molson Coors Brewing Co., Class B	Call	USD	77.50	7/17/15	250	(4,375)
Parker-Hannifin Corp.	Call	USD	125.00	7/17/15	109	(1,635)
Pilgrim’s Pride Corp.	Call	USD	26.00	7/17/15	233	(8,155)
QUALCOMM, Inc.	Call	USD	72.50	7/17/15	88	(264)
Ross Stores, Inc.	Call	USD	50.00	7/17/15	410	(14,350)
Suncor Energy, Inc.	Call	USD	29.50	7/17/15	412	(4,326)
SunTrust Banks, Inc.	Call	USD	43.00	7/17/15	189	(16,632)
SunTrust Banks, Inc.	Call	USD	44.00	7/17/15	188	(8,084)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	65.00	7/17/15	280	(3,920)
Tyson Foods, Inc., Class A	Call	USD	42.00	7/17/15	62	(7,440)
Tyson Foods, Inc., Class A	Call	USD	43.00	7/17/15	62	(4,030)
Tyson Foods, Inc., Class A	Call	USD	45.00	7/17/15	63	(945)
U.S. Bancorp.	Call	USD	45.00	7/17/15	839	(13,424)
Universal Health Services, Inc., Class B	Call	USD	125.00	7/17/15	183	(317,505)
Universal Health Services, Inc., Class B	Call	USD	140.00	7/17/15	183	(77,775)
Wal-Mart Stores, Inc.	Call	USD	76.25	7/17/15	137	(1,036)
Weatherford International PLC	Call	USD	13.00	7/17/15	292	(4,380)
Aetna, Inc.	Call	USD	120.00	7/24/15	292	(307,330)
Altria Group, Inc.	Call	USD	49.00	7/24/15	78	(6,864)
American International Group, Inc.	Call	USD	60.50	7/24/15	650	(133,900)
American International Group, Inc.	Call	USD	61.50	7/24/15	649	(87,290)
Amgen, Inc.	Call	USD	162.50	7/24/15	194	(19,206)
Apple, Inc.	Call	USD	130.00	7/24/15	69	(11,696)
Apple, Inc.	Call	USD	131.00	7/24/15	33	(4,670)
BP PLC — ADR	Call	USD	42.00	7/24/15	500	(9,750)
Cisco Systems, Inc.	Call	USD	29.00	7/24/15	916	(5,954)
Cisco Systems, Inc.	Call	USD	29.50	7/24/15	168	(588)
Citigroup, Inc.	Call	USD	58.00	7/24/15	404	(13,938)
Cognizant Technology Solutions Corp., Class A	Call	USD	63.50	7/24/15	136	(7,820)
Comcast Corp., Class A	Call	USD	59.00	7/24/15	721	(143,839)
CVS Health Corp.	Call	USD	102.00	7/24/15	548	(197,280)
The Dow Chemical Co.	Call	USD	53.00	7/24/15	245	(14,332)
EMC Corp.	Call	USD	28.00	7/24/15	730	(16,060)
Exxon Mobil Corp.	Call	USD	87.00	7/24/15	34	(561)
Facebook, Inc., Class A	Call	USD	85.00	7/24/15	80	(26,400)
FedEx Corp.	Call	USD	187.50	7/24/15	109	(5,450)
The Goodyear Tire & Rubber Co.	Call	USD	32.00	7/24/15	230	(4,600)
Hess Corp.	Call	USD	72.00	7/24/15	257	(10,023)
The Home Depot, Inc.	Call	USD	112.00	7/24/15	129	(19,350)
Intel Corp.	Call	USD	33.00	7/24/15	600	(9,300)
JPMorgan Chase & Co.	Call	USD	69.50	7/24/15	905	(48,870)
Macy’s, Inc.	Call	USD	69.00	7/24/15	190	(19,950)
Marathon Petroleum Corp.	Call	USD	53.00	7/24/15	164	(19,680)
Medtronic PLC	Call	USD	77.00	7/24/15	5	(170)
Micron Technology, Inc.	Call	USD	26.00	7/24/15	500	(1,500)
Microsoft Corp.	Call	USD	49.00	7/24/15	184	(1,748)
NVIDIA Corp.	Call	USD	24.00	7/24/15	150	(600)
Oracle Corp.	Call	USD	44.50	7/24/15	351	(1,404)
QUALCOMM, Inc.	Call	USD	68.00	7/24/15	44	(1,408)
Southwest Airlines Co.	Call	USD	36.50	7/24/15	227	(5,675)
Tesoro Corp.	Call	USD	89.00	7/24/15	52	(6,084)

See Notes to Financial Statements

32	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	63.00	7/24/15	283	$(11,744)
U.S. Bancorp.	Call	USD	44.50	7/24/15	175	(6,738)
UnitedHealth Group, Inc.	Call	USD	121.00	7/24/15	417	(161,588)
Weatherford International PLC	Call	USD	13.50	7/24/15	292	(4,234)
Western Digital Corp.	Call	USD	96.00	7/24/15	315	(15,750)
3M Co.	Call	USD	157.50	7/31/15	11	(2,316)
Aetna, Inc.	Call	USD	135.00	7/31/15	32	(10,400)
Amgen, Inc.	Call	USD	165.00	7/31/15	101	(11,514)
Apple, Inc.	Call	USD	130.00	7/31/15	65	(12,838)
Bank of America Corp.	Call	USD	17.50	7/31/15	879	(23,294)
BP PLC — ADR	Call	USD	41.50	7/31/15	250	(10,625)
Cisco Systems, Inc.	Call	USD	29.50	7/31/15	230	(1,265)
Citigroup, Inc.	Call	USD	56.50	7/31/15	403	(35,262)
Cognizant Technology Solutions Corp., Class A	Call	USD	64.50	7/31/15	136	(7,480)
Comcast Corp., Class A	Call	USD	61.50	7/31/15	840	(70,140)
CVS Health Corp.	Call	USD	106.00	7/31/15	550	(77,825)
Deckers Outdoor Corp.	Call	USD	78.00	7/31/15	85	(14,875)
Discover Financial Services	Call	USD	59.00	7/31/15	257	(21,845)
EMC Corp.	Call	USD	28.00	7/31/15	397	(9,925)
Express Scripts Holding Co.	Call	USD	90.50	7/31/15	121	(27,286)
Facebook, Inc., Class A	Call	USD	91.50	7/31/15	128	(16,384)
FedEx Corp.	Call	USD	185.00	7/31/15	38	(1,121)
The Goldman Sachs Group, Inc.	Call	USD	215.00	7/31/15	51	(14,050)
Google, Inc., Class A	Call	USD	562.50	7/31/15	39	(27,885)
Google, Inc., Class C	Call	USD	545.00	7/31/15	41	(23,780)
Hess Corp.	Call	USD	69.50	7/31/15	85	(9,180)
The Home Depot, Inc.	Call	USD	114.00	7/31/15	230	(23,460)
JPMorgan Chase & Co.	Call	USD	69.50	7/31/15	345	(22,598)
Macy’s, Inc.	Call	USD	69.00	7/31/15	190	(24,035)
Medtronic PLC	Call	USD	77.00	7/31/15	21	(1,218)
Merck & Co., Inc.	Call	USD	58.00	7/31/15	20	(1,580)
Micron Technology, Inc.	Call	USD	27.50	7/31/15	490	(490)
Microsoft Corp.	Call	USD	48.00	7/31/15	182	(4,277)
The Priceline Group, Inc.	Call	USD	1,190.00	7/31/15	14	(20,650)
QUALCOMM, Inc.	Call	USD	68.00	7/31/15	44	(1,914)
Schlumberger Ltd.	Call	USD	93.50	7/31/15	175	(4,812)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	62.50	7/31/15	285	(17,812)
U.S. Bancorp.	Call	USD	45.00	7/31/15	175	(5,338)
UnitedHealth Group, Inc.	Call	USD	126.00	7/31/15	417	(83,400)
Western Digital Corp.	Call	USD	87.50	7/31/15	100	(9,850)
Cisco Systems, Inc.	Call	USD	28.50	8/07/15	250	(5,375)
Citigroup, Inc.	Call	USD	56.50	8/07/15	188	(17,860)
Discover Financial Services	Call	USD	60.00	8/07/15	77	(4,235)
Medtronic PLC	Call	USD	76.50	8/07/15	21	(1,796)
Microsoft Corp.	Call	USD	47.50	8/07/15	215	(7,202)
Weatherford International PLC	Call	USD	14.00	8/07/15	292	(3,796)
Amgen, Inc.	Call	USD	165.00	8/21/15	101	(18,938)
BP PLC — ADR	Call	USD	42.00	8/21/15	126	(4,851)
Citigroup, Inc.	Call	USD	57.50	8/21/15	188	(14,664)
EMC Corp.	Call	USD	28.00	8/21/15	397	(14,887)
Exxon Mobil Corp.	Call	USD	86.05	8/21/15	68	(4,241)
FedEx Corp.	Call	USD	175.00	8/21/15	130	(33,410)
The Goodyear Tire & Rubber Co.	Call	USD	32.00	8/21/15	110	(6,875)
Molson Coors Brewing Co., Class B	Call	USD	77.50	8/21/15	140	(13,300)
NVIDIA Corp.	Call	USD	24.00	8/21/15	150	(1,500)
Parker-Hannifin Corp.	Call	USD	120.00	8/21/15	109	(26,978)
QUALCOMM, Inc.	Call	USD	70.00	8/21/15	176	(5,808)
Raytheon Co.	Call	USD	105.00	8/21/15	82	(2,173)
Schlumberger Ltd.	Call	USD	90.00	8/21/15	152	(20,064)
U.S. Bancorp.	Call	USD	45.00	8/21/15	310	(15,345)
NVIDIA Corp.	Call	USD	23.00	9/18/15	210	(5,355)
Total						$(3,989,818)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	33

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Dr. Pepper Snapple Group, Inc.	Deutsche Bank AG	Call	USD	79.18	7/01/15	36,000	$—
Total System Services, Inc.	Morgan Stanley & Co. International PLC	Call	USD	39.70	7/01/15	26,000	(53,825)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	Call	USD	41.82	7/06/15	5,000	(10)
Raytheon Co.	Citibank N.A.	Call	USD	109.73	7/06/15	16,900	—
Brocade Communications Systems, Inc.	Morgan Stanley & Co. International PLC	Call	USD	12.59	7/09/15	70,000	(1,821)
The Travelers Cos., Inc.	Morgan Stanley & Co. International PLC	Call	USD	102.71	7/13/15	40,000	(1,006)
SunTrust Banks, Inc.	Citibank N.A.	Call	USD	43.89	7/14/15	56,500	(24,912)
Cigna Corp.	Barclays Bank PLC	Call	USD	137.15	7/15/15	40,400	(1,046,060)
Domtar Corp.	Morgan Stanley & Co. International PLC	Call	USD	44.16	7/15/15	24,400	(9,800)
SLM Corp.	UBS AG	Call	USD	10.47	7/16/15	154,000	(3,048)
Lear Corp.	Deutsche Bank AG	Call	USD	116.50	7/20/15	9,000	(5,592)
SLM Corp.	Deutsche Bank AG	Call	USD	10.34	7/22/15	156,000	(8,433)
Public Service Enterprise Group, Inc.	Citibank N.A.	Call	USD	42.65	7/27/15	30,200	(1,767)
Amdocs Ltd.	Deutsche Bank AG	Call	USD	56.74	7/28/15	45,800	(18,753)
Brocade Communications Systems, Inc.	Morgan Stanley & Co. International PLC	Call	USD	12.68	7/29/15	45,000	(5,305)
Carnival Corp.	Citibank N.A.	Call	USD	49.24	7/29/15	42,000	(58,778)
The Kroger Co.	Citibank N.A.	Call	USD	74.89	7/29/15	2,500	(1,462)
SunTrust Banks, Inc.	Deutsche Bank AG	Call	USD	44.59	7/29/15	18,800	(9,100)
Atwood Oceanics, Inc.	Citibank N.A.	Call	USD	29.27	7/31/15	36,000	(14,462)
Domtar Corp.	Morgan Stanley & Co. International PLC	Call	USD	43.14	7/31/15	25,000	(28,858)
PBF Energy, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	32.15	7/31/15	26,000	(3,878)
Honeywell International, Inc.	Citibank N.A.	Call	USD	106.09	8/04/15	2,500	(2,365)
Tyson Foods, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	43.93	8/04/15	12,600	(12,542)
Total System Services, Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.33	8/05/15	25,500	(36,454)
Brocade Communications Systems, Inc.	Morgan Stanley & Co. International PLC	Call	USD	12.68	8/06/15	45,000	(6,931)
Packaging Corp. of America	Deutsche Bank AG	Call	USD	67.29	8/10/15	16,000	(9,231)
AECOM	Credit Suisse International	Call	USD	35.46	8/12/15	51,000	(32,659)
Atwood Oceanics, Inc.	Citibank N.A.	Call	USD	28.50	8/13/15	36,000	(27,123)
Brocade Communications Systems, Inc.	Citibank N.A.	Call	USD	12.28	8/17/15	89,000	(33,366)
AECOM	Credit Suisse International	Call	USD	35.46	8/26/15	51,000	(43,012)
Packaging Corp. of America	Deutsche Bank AG	Call	USD	67.29	8/31/15	16,000	(14,744)
Total							$(1,515,297)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

34	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$661,928,750	—	—	$661,928,750
Investment Companies	2,321,760	—	—	2,321,760
Short-Term Securities	36,219,037	$396,552	—	36,615,589

Total	$700,469,547	$396,552	—	$700,866,099

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$ (3,788,210)	$ (1,716,905)	—	$ (5,505,115)

[2] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,114	—	—	$3,114
Cash pledged as collateral for OTC derivatives	420,000	—	—	420,000
Liabilities:
Collateral on securities loaned at value	—	$(396,552)	—	(396,552)

Total	$423,114	$(396,552)	—	$26,562

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	35

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.4%
Honeywell International, Inc. (a)	243,300	$24,809,301
Lockheed Martin Corp. (a)	121,030	22,499,477
Northrop Grumman Corp.	155,600	24,682,828
Raytheon Co. (a)	334,149	31,971,376
United Technologies Corp. (a)	182,900	20,289,097

		124,252,079
Air Freight & Logistics — 1.1%
United Parcel Service, Class B (a)	182,900	17,724,839
Banks — 16.0%
Bank of America Corp. (a)	1,231,400	20,958,428
Citigroup, Inc. (a)	972,200	53,704,328
JPMorgan Chase & Co. (a)(b)	1,041,499	70,571,972
SunTrust Banks, Inc. (a)	672,340	28,924,067
U.S. Bancorp. (a)	656,900	28,509,460
Wells Fargo & Co. (a)(b)	1,187,700	66,796,248

		269,464,503
Beverages — 1.8%
The Coca-Cola Co. (a)	421,100	16,519,753
Diageo PLC — ADR (a)	114,600	13,298,184
PepsiCo, Inc. (a)	7,500	700,050

		30,517,987
Capital Markets — 2.1%
The Goldman Sachs Group, Inc. (a)	69,000	14,406,510
Morgan Stanley (a)	539,500	20,927,205

		35,333,715
Chemicals — 2.7%
The Dow Chemical Co. (a)	230,200	11,779,334
EI du Pont de Nemours & Co. (a)	368,700	23,578,365
Praxair, Inc. (a)	91,600	10,950,780

		46,308,479
Commercial Services & Supplies — 0.4%
Tyco International PLC (a)	192,400	7,403,552
Communications Equipment — 2.0%
Motorola Solutions, Inc. (a)	190,800	10,940,472
QUALCOMM, Inc. (a)	367,300	23,003,999

		33,944,471
Consumer Finance — 0.6%
American Express Co. (a)	133,500	10,375,620
Diversified Financial Services — 0.9%
CME Group, Inc. (a)	171,400	15,950,484
Diversified Telecommunication Services — 2.0%
BCE, Inc.	115,700	4,917,250
Verizon Communications, Inc. (a)	627,700	29,257,097

		34,174,347
Electric Utilities — 2.7%
Duke Energy Corp. (a)	102,400	7,231,488
Eversource Energy	155,220	7,048,540
ITC Holdings Corp. (a)	134,000	4,312,120
NextEra Energy, Inc.	201,600	19,762,848
WEC Energy Group, Inc. (a)	160,100	7,199,697

		45,554,693
Electrical Equipment — 0.4%
Rockwell Automation, Inc. (a)	53,400	6,655,776
Energy Equipment & Services — 0.5%
Schlumberger Ltd. (a)	98,300	8,472,477
Food & Staples Retailing — 1.3%
The Kroger Co. (a)	296,000	21,462,960

Common Stocks	Shares	Value
Food Products — 0.9%
General Mills, Inc.	82,600	$4,602,472
Mondelez International, Inc., Class A (a)	249,485	10,263,813
Nestle SA	5,700	411,259

		15,277,544
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories (a)	156,800	7,695,744
Becton Dickinson and Co. (a)	73,200	10,368,780

		18,064,524
Health Care Providers & Services — 3.8%
Anthem, Inc. (a)	55,800	9,159,012
Quest Diagnostics, Inc. (a)	233,500	16,933,420
UnitedHealth Group, Inc. (a)	305,900	37,319,800

		63,412,232
Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp. (a)	134,100	12,748,887
Household Products — 2.4%
Kimberly-Clark Corp. (a)	77,200	8,180,884
The Procter & Gamble Co. (a)	405,920	31,759,181

		39,940,065
Industrial Conglomerates — 3.6%
3M Co. (a)	78,900	12,174,270
General Electric Co. (a)	1,800,300	47,833,971

		60,008,241
Insurance — 6.6%
ACE Ltd	171,000	17,387,280
American International Group, Inc. (a)	366,800	22,675,576
MetLife, Inc. (a)	466,550	26,122,135
Prudential Financial, Inc. (a)	280,200	24,523,104
The Travelers Cos., Inc.	212,100	20,501,586

		111,209,681
IT Services — 0.6%
International Business Machines Corp. (a)	65,430	10,642,844
Media — 1.6%
Comcast Corp., Special Class A (a)(b)	462,600	27,728,244
Metals & Mining — 0.3%
BHP Billiton Ltd. — ADR (a)	130,212	5,300,930
Multiline Retail — 1.6%
Dollar General Corp. (a)	343,600	26,711,464
Multi-Utilities — 2.1%
CMS Energy Corp.	216,200	6,883,808
Dominion Resources, Inc. (a)	277,800	18,576,486
Sempra Energy	93,500	9,250,890

		34,711,184
Oil, Gas & Consumable Fuels — 9.1%
Chevron Corp. (a)(b)	165,300	15,946,491
ConocoPhillips (a)	119,860	7,360,603
Enbridge, Inc.	262,000	12,252,538
Exxon Mobil Corp. (a)	328,200	27,306,240
Marathon Oil Corp. (a)	381,300	10,119,702
Marathon Petroleum Corp. (a)	477,200	24,962,332
Occidental Petroleum Corp. (a)	322,200	25,057,494
Spectra Energy Corp.	204,000	6,650,400
Total SA — ADR (a)	500,500	24,609,585

		154,265,385
Paper & Forest Products — 1.0%
International Paper Co. (a)	370,650	17,639,233

See Notes to Financial Statements

36	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Personal Products — 0.5%
Unilever NV (a)	189,900	$7,945,416
Pharmaceuticals — 9.1%
AbbVie, Inc. (a)	153,414	10,307,887
Bristol-Myers Squibb Co. (a)	487,600	32,444,904
Johnson & Johnson (a)	311,200	30,329,552
Merck & Co., Inc. (a)(b)	665,600	37,892,608
Pfizer, Inc. (a)	1,286,400	43,132,992

		154,107,943
Professional Services — 0.4%
Nielsen NV	145,700	6,522,989
Real Estate Investment Trusts (REITs) — 0.5%
Weyerhaeuser Co. (a)	244,500	7,701,750
Road & Rail — 1.0%
Union Pacific Corp. (a)	181,400	17,300,118
Semiconductors & Semiconductor Equipment — 1.8%
Intel Corp. (a)	991,800	30,165,597
Software — 2.4%
Microsoft Corp. (a)	787,900	34,785,785
Oracle Corp. (a)	125,300	5,049,590

		39,835,375
Specialty Retail — 3.5%
The Gap, Inc. (a)	336,200	12,832,754
The Home Depot, Inc. (a)	408,500	45,396,605

		58,229,359
Tobacco — 1.8%
Altria Group, Inc. (a)	243,300	11,899,803

Common Stocks	Shares	Value
Tobacco (concluded)
British American Tobacco PLC	17,300	$931,469
Philip Morris International, Inc. (a)	104,500	8,377,765
Reynolds American, Inc. (a)	131,289	9,802,037

		31,011,074
Water Utilities — 0.7%
American Water Works Co., Inc. (a)	258,600	12,575,718
Total Long-Term Investments (Cost — $1,377,566,478) — 99.1%		1,670,651,779

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)	15,752,135	15,752,135
Total Short-Term Securities (Cost — $15,752,135) — 0.9%		15,752,135
Total Investments Before Options Written (Cost — $1,393,318,613) — 100.0%		1,686,403,914

Options Written
(Premiums Received — $12,977,743) — (0.5)%		(7,898,186)
Total Investments Net of Options Written — 99.5%		1,678,505,728
Other Assets Less Liabilities — 0.5%		7,893,869

Net Assets — 100.0%		$1,686,399,597

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Represents the current yield as of report date.

(d)	During the six months ended June 30, 2015, investments in companies considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	23,544,648	(7,792,513)	15,752,135	$11,497

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Altria Group, Inc.	Call	USD	52.00	7/02/15	292	$(3,796)
Bank of America Corp.	Call	USD	17.00	7/02/15	718	(10,770)
EI du Pont de Nemours & Co.	Call	USD	73.00	7/02/15	959	(2,877)
General Electric Co.	Call	USD	27.50	7/02/15	937	(1,874)
Intel Corp.	Call	USD	34.50	7/02/15	675	(1,350)
International Business Machines Corp.	Call	USD	172.50	7/02/15	472	(944)
International Paper Co.	Call	USD	52.50	7/02/15	925	(2,775)
McDonald’s Corp.	Call	USD	100.00	7/02/15	206	(412)
Merck & Co., Inc.	Call	USD	60.50	7/02/15	723	(1,446)
MetLife, Inc.	Call	USD	54.00	7/02/15	489	(105,135)
Reynolds American, Inc.	Call	USD	73.00	7/02/15	443	(6,220)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	37

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of June 30, 2015, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Verizon Communications, Inc.	Call	USD	51.00	7/02/15	293	$(586)
Wells Fargo & Co.	Call	USD	56.00	7/02/15	1,100	(53,900)
Weyerhaeuser Co.	Call	USD	33.00	7/02/15	772	(7,720)
Duke Energy Corp.	Call	USD	77.00	7/06/15	252	—
AbbVie, Inc.	Call	USD	68.00	7/10/15	185	(13,875)
Bank of America Corp.	Call	USD	17.00	7/10/15	2,160	(61,560)
Bristol-Myers Squibb Co.	Call	USD	67.65	7/10/15	700	(22,558)
Chevron Corp.	Call	USD	107.00	7/10/15	173	(5,882)
Citigroup, Inc.	Call	USD	56.50	7/10/15	1,700	(51,850)
CME Group, Inc.	Call	USD	97.00	7/10/15	500	(7,500)
The Coca-Cola Co.	Call	USD	41.50	7/10/15	1,350	(4,050)
ConocoPhillips	Call	USD	65.50	7/10/15	200	(800)
Exxon Mobil Corp.	Call	USD	87.50	7/10/15	396	(1,386)
General Electric Co.	Call	USD	27.50	7/10/15	1,975	(9,875)
General Electric Co.	Call	USD	28.00	7/10/15	700	(1,750)
The Home Depot, Inc.	Call	USD	114.00	7/10/15	431	(11,852)
McDonald’s Corp.	Call	USD	97.00	7/10/15	206	(8,755)
MetLife, Inc.	Call	USD	52.50	7/10/15	489	(172,372)
Morgan Stanley	Call	USD	39.00	7/10/15	619	(30,640)
Occidental Petroleum Corp.	Call	USD	80.50	7/10/15	258	(6,450)
Pfizer, Inc.	Call	USD	35.00	7/10/15	1,600	(5,600)
Schlumberger Ltd.	Call	USD	93.50	7/10/15	172	(1,548)
U.S. Bancorp.	Call	USD	44.50	7/10/15	692	(9,342)
Union Pacific Corp.	Call	USD	103.00	7/10/15	500	(15,000)
United Parcel Service, Class B	Call	USD	101.00	7/10/15	228	(2,508)
UnitedHealth Group, Inc.	Call	USD	121.00	7/10/15	416	(121,680)
Verizon Communications, Inc.	Call	USD	50.00	7/10/15	789	(789)
Wells Fargo & Co.	Call	USD	56.00	7/10/15	1,100	(89,650)
JPMorgan Chase & Co.	Call	USD	65.55	7/13/15	942	(218,725)
Prudential Financial, Inc.	Call	USD	86.30	7/16/15	697	(166,120)
Abbott Laboratories	Call	USD	49.00	7/17/15	784	(74,088)
AbbVie, Inc.	Call	USD	67.50	7/17/15	186	(20,460)
Altria Group, Inc.	Call	USD	50.50	7/17/15	662	(14,564)
American Express Co.	Call	USD	80.00	7/17/15	902	(38,335)
American International Group, Inc.	Call	USD	60.00	7/17/15	750	(168,375)
Becton Dickinson and Co.	Call	USD	140.00	7/17/15	366	(110,715)
BHP Billiton Ltd. — ADR	Call	USD	47.50	7/17/15	125	(500)
Bristol-Myers Squibb Co.	Call	USD	67.50	7/17/15	852	(50,694)
Chevron Corp.	Call	USD	107.05	7/17/15	173	(80)
The Coca-Cola Co.	Call	USD	41.00	7/17/15	680	(2,720)
Dominion Resources, Inc.	Call	USD	70.00	7/17/15	694	(8,675)
EI du Pont de Nemours & Co.	Call	USD	72.50	7/17/15	882	(3,087)
Exxon Mobil Corp.	Call	USD	87.50	7/17/15	273	(1,638)
General Electric Co.	Call	USD	28.00	7/17/15	9	(63)
The Goldman Sachs Group, Inc.	Call	USD	210.00	7/17/15	121	(43,862)
Honeywell International, Inc.	Call	USD	107.01	7/17/15	261	(6,839)
Honeywell International, Inc.	Call	USD	110.00	7/17/15	80	(560)
Intel Corp.	Call	USD	33.00	7/17/15	465	(5,347)
Intel Corp.	Call	USD	34.00	7/17/15	1,100	(4,950)
Johnson & Johnson	Call	USD	103.96	7/17/15	775	(2,850)
JPMorgan Chase & Co.	Call	USD	67.50	7/17/15	1,222	(150,306)
Kimberly-Clark Corp.	Call	USD	110.00	7/17/15	502	(11,295)
The Kroger Co.	Call	USD	72.50	7/17/15	755	(90,600)
The Kroger Co.	Call	USD	77.50	7/17/15	413	(3,097)
Lockheed Martin Corp.	Call	USD	195.00	7/17/15	331	(9,102)
Marathon Oil Corp.	Call	USD	27.00	7/17/15	315	(14,175)
Marathon Petroleum Corp.	Call	USD	52.50	7/17/15	1,868	(210,150)
McDonald’s Corp.	Call	USD	100.00	7/17/15	133	(2,594)
Microsoft Corp.	Call	USD	47.50	7/17/15	1,180	(5,310)
Mondelez International, Inc., Class A	Call	USD	39.35	7/17/15	811	(153,363)
Mondelez International, Inc., Class A	Call	USD	42.00	7/17/15	810	(30,780)
Motorola Solutions, Inc.	Call	USD	60.00	7/17/15	315	(7,560)
Occidental Petroleum Corp.	Call	USD	80.00	7/17/15	316	(17,854)
PepsiCo, Inc.	Call	USD	95.00	7/17/15	39	(2,535)

See Notes to Financial Statements

38	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of June 30, 2015, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Pfizer, Inc.	Call	USD	34.00	7/17/15	1,600	$(39,200)
Praxair, Inc.	Call	USD	125.50	7/17/15	295	(5,939)
Prudential Financial, Inc.	Call	USD	90.00	7/17/15	704	(49,280)
QUALCOMM, Inc.	Call	USD	72.50	7/17/15	556	(1,668)
Quest Diagnostics, Inc.	Call	USD	80.00	7/17/15	218	(2,725)
Rockwell Automation, Inc.	Call	USD	125.00	7/17/15	267	(64,080)
SunTrust Banks, Inc.	Call	USD	43.00	7/17/15	181	(15,928)
SunTrust Banks, Inc.	Call	USD	44.00	7/17/15	182	(7,826)
Total SA — ADR	Call	USD	52.50	7/17/15	312	(7,020)
U.S. Bancorp.	Call	USD	45.00	7/17/15	1,442	(23,072)
United Parcel Service, Class B	Call	USD	105.00	7/17/15	343	(1,715)
WEC Energy Group, Inc.	Call	USD	50.00	7/17/15	236	(3,540)
Wells Fargo & Co.	Call	USD	57.50	7/17/15	1,075	(42,461)
Morgan Stanley	Call	USD	38.73	7/21/15	624	(56,597)
3M Co.	Call	USD	162.50	7/24/15	64	(3,168)
AbbVie, Inc.	Call	USD	68.00	7/24/15	199	(23,382)
Altria Group, Inc.	Call	USD	49.00	7/24/15	627	(55,176)
American International Group, Inc.	Call	USD	60.50	7/24/15	139	(28,634)
American International Group, Inc.	Call	USD	61.50	7/24/15	146	(19,637)
Anthem, Inc.	Call	USD	172.50	7/24/15	140	(23,800)
Bank of America Corp.	Call	USD	17.50	7/24/15	356	(8,010)
Bristol-Myers Squibb Co.	Call	USD	67.00	7/24/15	886	(106,763)
Chevron Corp.	Call	USD	101.00	7/24/15	165	(4,868)
Chevron Corp.	Call	USD	105.00	7/24/15	100	(2,300)
Citigroup, Inc.	Call	USD	58.00	7/24/15	1,071	(36,950)
The Coca-Cola Co.	Call	USD	41.00	7/24/15	356	(4,984)
Dollar General Corp.	Call	USD	78.50	7/24/15	582	(66,930)
Dollar General Corp.	Call	USD	80.00	7/24/15	567	(36,855)
The Dow Chemical Co.	Call	USD	53.00	7/24/15	420	(24,570)
Exxon Mobil Corp.	Call	USD	87.00	7/24/15	398	(6,567)
The Gap, Inc.	Call	USD	39.50	7/24/15	563	(19,986)
General Electric Co.	Call	USD	27.50	7/24/15	2,220	(43,290)
General Electric Co.	Call	USD	28.00	7/24/15	2,220	(23,310)
The Home Depot, Inc.	Call	USD	112.00	7/24/15	431	(64,650)
Intel Corp.	Call	USD	33.00	7/24/15	555	(8,602)
JPMorgan Chase & Co.	Call	USD	69.50	7/24/15	120	(6,480)
Marathon Oil Corp.	Call	USD	27.50	7/24/15	643	(24,434)
Marathon Petroleum Corp.	Call	USD	53.00	7/24/15	518	(62,160)
Merck & Co., Inc.	Call	USD	61.00	7/24/15	1,575	(13,388)
MetLife, Inc.	Call	USD	56.50	7/24/15	270	(27,675)
MetLife, Inc.	Call	USD	57.00	7/24/15	1,085	(87,885)
Microsoft Corp.	Call	USD	49.00	7/24/15	576	(5,472)
Occidental Petroleum Corp.	Call	USD	80.00	7/24/15	737	(56,749)
Pfizer, Inc.	Call	USD	35.00	7/24/15	805	(8,452)
Philip Morris International, Inc.	Call	USD	85.00	7/24/15	253	(6,704)
The Procter & Gamble Co.	Call	USD	78.50	7/24/15	769	(66,903)
The Procter & Gamble Co.	Call	USD	81.00	7/24/15	365	(6,388)
QUALCOMM, Inc.	Call	USD	68.00	7/24/15	122	(3,904)
U.S. Bancorp.	Call	USD	44.50	7/24/15	375	(14,438)
Union Pacific Corp.	Call	USD	99.50	7/24/15	679	(57,376)
United Technologies Corp.	Call	USD	119.00	7/24/15	428	(9,416)
UnitedHealth Group, Inc.	Call	USD	121.00	7/24/15	905	(350,688)
Verizon Communications, Inc.	Call	USD	48.50	7/24/15	880	(8,360)
Wells Fargo & Co.	Call	USD	57.00	7/24/15	1,075	(74,712)
Diageo PLC — ADR	Call	USD	120.50	7/27/15	745	(89,498)
Praxair, Inc.	Call	USD	123.51	7/28/15	300	(25,092)
3M Co.	Call	USD	157.50	7/31/15	331	(69,676)
AbbVie, Inc.	Call	USD	71.00	7/31/15	198	(10,890)
American International Group, Inc.	Call	USD	63.00	7/31/15	250	(20,500)
Anthem, Inc.	Call	USD	172.50	7/31/15	139	(38,642)
Bank of America Corp.	Call	USD	17.50	7/31/15	1,075	(28,488)
Chevron Corp.	Call	USD	98.50	7/31/15	215	(25,692)
Citigroup, Inc.	Call	USD	56.50	7/31/15	292	(25,550)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
CME Group, Inc.	Call	USD	95.00	7/31/15	357	$(48,195)
The Coca-Cola Co.	Call	USD	40.50	7/31/15	351	(10,004)
Dollar General Corp.	Call	USD	80.00	7/31/15	566	(48,110)
Exxon Mobil Corp.	Call	USD	85.50	7/31/15	273	(17,062)
The Gap, Inc.	Call	USD	39.50	7/31/15	293	(11,720)
General Electric Co.	Call	USD	28.00	7/31/15	938	(11,725)
The Goldman Sachs Group, Inc.	Call	USD	215.00	7/31/15	121	(33,336)
The Home Depot, Inc.	Call	USD	114.00	7/31/15	1,180	(120,360)
Johnson & Johnson	Call	USD	100.00	7/31/15	781	(63,652)
JPMorgan Chase & Co.	Call	USD	69.50	7/31/15	360	(23,580)
Marathon Oil Corp.	Call	USD	27.50	7/31/15	315	(15,278)
McDonald’s Corp.	Call	USD	97.00	7/31/15	327	(45,944)
Merck & Co., Inc.	Call	USD	58.00	7/31/15	1,030	(81,370)
Microsoft Corp.	Call	USD	48.00	7/31/15	571	(13,418)
Morgan Stanley	Call	USD	40.00	7/31/15	646	(35,530)
PepsiCo, Inc.	Call	USD	96.50	7/31/15	9	(513)
Pfizer, Inc.	Call	USD	34.50	7/31/15	805	(22,540)
Philip Morris International, Inc.	Call	USD	81.50	7/31/15	253	(29,348)
The Procter & Gamble Co.	Call	USD	80.00	7/31/15	1,504	(84,224)
QUALCOMM, Inc.	Call	USD	68.00	7/31/15	122	(5,307)
Reynolds American, Inc.	Call	USD	79.00	7/31/15	327	(14,766)
U.S. Bancorp.	Call	USD	45.00	7/31/15	375	(11,438)
United Parcel Service, Class B	Call	USD	99.50	7/31/15	343	(35,672)
United Technologies Corp.	Call	USD	119.00	7/31/15	428	(7,704)
UnitedHealth Group, Inc.	Call	USD	126.00	7/31/15	208	(41,600)
Verizon Communications, Inc.	Call	USD	48.00	7/31/15	588	(11,760)
Wells Fargo & Co.	Call	USD	57.50	7/31/15	1,590	(97,785)
Citigroup, Inc.	Call	USD	56.50	8/07/15	169	(16,055)
The Dow Chemical Co.	Call	USD	53.50	8/07/15	731	(46,784)
The Gap, Inc.	Call	USD	39.50	8/07/15	321	(14,926)
International Paper Co.	Call	USD	49.50	8/07/15	928	(66,352)
Microsoft Corp.	Call	USD	47.50	8/07/15	1,610	(53,935)
Occidental Petroleum Corp.	Call	USD	80.00	8/07/15	300	(37,350)
Oracle Corp.	Call	USD	42.50	8/07/15	438	(8,322)
Weyerhaeuser Co.	Call	USD	33.00	8/07/15	225	(6,188)
Comcast Corp., Special Class A	Call	USD	61.00	8/13/15	158	(19,553)
American Water Works Co., Inc.	Call	USD	51.00	8/21/15	156	(6,423)
BHP Billiton Ltd. — ADR	Call	USD	47.50	8/21/15	125	(1,500)
Citigroup, Inc.	Call	USD	57.50	8/21/15	170	(13,260)
Diageo PLC — ADR	Call	USD	125.00	8/21/15	24	(2,340)
Dominion Resources, Inc.	Call	USD	70.00	8/21/15	697	(41,820)
Exxon Mobil Corp.	Call	USD	86.05	8/21/15	302	(18,834)
Honeywell International, Inc.	Call	USD	105.00	8/21/15	615	(86,100)
ITC Holdings Corp.	Call	USD	35.00	8/21/15	100	(2,000)
JPMorgan Chase & Co.	Call	USD	67.50	8/21/15	1,000	(187,500)
Nielsen NV	Call	USD	46.00	8/21/15	364	(33,670)
Pfizer, Inc.	Call	USD	35.00	8/21/15	1,622	(39,739)
Philip Morris International, Inc.	Call	USD	85.00	8/21/15	173	(8,477)
QUALCOMM, Inc.	Call	USD	70.00	8/21/15	484	(15,972)
Quest Diagnostics, Inc.	Call	USD	75.00	8/21/15	382	(55,390)
Raytheon Co.	Call	USD	105.00	8/21/15	430	(11,395)
Reynolds American, Inc.	Call	USD	77.50	8/21/15	83	(9,337)
Schlumberger Ltd.	Call	USD	90.00	8/21/15	319	(42,108)
Total SA — ADR	Call	USD	52.50	8/21/15	876	(63,510)
Tyco International PLC	Call	USD	42.00	8/21/15	480	(9,600)
U.S. Bancorp.	Call	USD	45.00	8/21/15	400	(19,800)
Unilever NV	Call	USD	45.00	8/21/15	617	(18,510)
United Technologies Corp.	Call	USD	115.00	8/21/15	182	(21,658)
United Technologies Corp.	Call	USD	120.00	8/21/15	150	(3,525)
Verizon Communications, Inc.	Call	USD	48.00	8/21/15	288	(9,936)
Weyerhaeuser Co.	Call	USD	33.00	8/21/15	225	(7,875)
Total						$(6,609,825)

See Notes to Financial Statements

40	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Northrop Grumman Corp.	Morgan Stanley & Co. International PLC	Call	USD	158.11	7/01/15	54,200	$(49,559)
ITC Holdings Corp.	Citibank N.A.	Call	USD	36.32	7/06/15	18,300	(11)
Raytheon Co.	Citibank N.A.	Call	USD	109.73	7/06/15	38,900	—
American Water Works Co., Inc.	Citibank N.A.	Call	USD	54.02	7/07/15	35,700	—
Nielsen NV	Citibank N.A.	Call	USD	45.88	7/07/15	36,500	(4,083)
Eversource Energy	Morgan Stanley & Co. International PLC	Call	USD	48.87	7/08/15	30,800	(121)
Lockheed Martin Corp.	Morgan Stanley & Co. International PLC	Call	USD	192.05	7/08/15	33,100	(9,803)
Sempra Energy	Deutsche Bank AG	Call	USD	106.15	7/09/15	47,000	(205)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	103.91	7/10/15	37,800	(1,586)
Comcast Corp., Special Class A	Morgan Stanley & Co. International PLC	Call	USD	57.93	7/13/15	144,000	(324,333)
The Travelers Cos., Inc.	Goldman Sachs International	Call	USD	102.82	7/13/15	68,900	(1,574)
SunTrust Banks, Inc.	Citibank N.A.	Call	USD	43.89	7/14/15	54,500	(24,030)
Unilever NV	Credit Suisse International	Call	USD	43.10	7/16/15	61,700	(20,686)
Northrop Grumman Corp.	Morgan Stanley & Co. International PLC	Call	USD	158.11	7/21/15	54,200	(169,621)
Quest Diagnostics, Inc.	Goldman Sachs International	Call	USD	74.53	7/27/15	21,800	(22,735)
The Kroger Co.	Citibank N.A.	Call	USD	74.89	7/29/15	75,600	(44,199)
SunTrust Banks, Inc.	Deutsche Bank AG	Call	USD	44.59	7/29/15	162,700	(78,752)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	52.23	7/30/15	36,000	(7,592)
BCE, Inc.	Citibank N.A.	Call	USD	43.56	7/30/15	29,000	(10,129)
CMS Energy Corp.	Credit Suisse International	Call	USD	33.05	7/30/15	108,100	(34,846)
Comcast Corp., Special Class A	Citibank N.A.	Call	USD	60.27	7/30/15	71,500	(73,809)
General Mills, Inc.	Citibank N.A.	Call	USD	57.12	7/31/15	54,000	(38,466)
SunTrust Banks, Inc.	Citibank N.A.	Call	USD	43.37	8/03/15	82,600	(73,770)
The Travelers Cos., Inc.	Goldman Sachs International	Call	USD	103.84	8/03/15	68,900	(20,179)
Honeywell International, Inc.	Citibank N.A.	Call	USD	106.09	8/04/15	26,000	(24,611)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	62.29	8/06/15	65,700	(28,075)
NextEra Energy, Inc.	Goldman Sachs International	Call	USD	101.06	8/06/15	63,000	(65,890)
Total SA — ADR	Morgan Stanley & Co. International PLC	Call	USD	52.26	8/06/15	43,700	(23,343)
BCE, Inc.	Citibank N.A.	Call	USD	43.56	8/07/15	29,000	(11,065)
American Water Works Co., Inc.	UBS AG	Call	USD	51.55	8/13/15	42,000	(10,229)
WEC Energy Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	46.95	8/17/15	56,300	(49,719)
Enbridge, Inc.	Citibank N.A.	Call	CAD	62.23	8/19/15	65,200	(31,475)
Total SA — ADR	Morgan Stanley & Co. International PLC	Call	USD	52.26	8/20/15	43,700	(33,865)
Total							$(1,288,361)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$124,252,079	—	—	$124,252,079
Air Freight & Logistics	17,724,839	—	—	17,724,839
Banks	269,464,503	—	—	269,464,503
Beverages	30,517,987	—	—	30,517,987
Capital Markets	35,333,715	—	—	35,333,715
Chemicals	46,308,479	—	—	46,308,479
Commercial Services & Supplies	7,403,552	—	—	7,403,552
Communications Equipment	33,944,471	—	—	33,944,471
Consumer Finance	10,375,620	—	—	10,375,620
Diversified Financial Services	15,950,484	—	—	15,950,484
Diversified Telecommunication Services	34,174,347	—	—	34,174,347
Electric Utilities	45,554,693	—	—	45,554,693
Electrical Equipment	6,655,776	—	—	6,655,776
Energy Equipment & Services	8,472,477	—	—	8,472,477
Food & Staples Retailing	21,462,960	—	—	21,462,960
Food Products	14,866,285	$411,259	—	15,277,544
Health Care Equipment & Supplies	18,064,524	—	—	18,064,524
Health Care Providers & Services	63,412,232	—	—	63,412,232
Hotels, Restaurants & Leisure	12,748,887	—	—	12,748,887
Household Products	39,940,065	—	—	39,940,065
Industrial Conglomerates	60,008,241	—	—	60,008,241
Insurance	111,209,681	—	—	111,209,681
IT Services	10,642,844	—	—	10,642,844
Media	27,728,244	—	—	27,728,244
Metals & Mining	5,300,930	—	—	5,300,930
Multiline Retail	26,711,464	—	—	26,711,464
Multi-Utilities	34,711,184	—	—	34,711,184
Oil, Gas & Consumable Fuels	154,265,385	—	—	154,265,385
Paper & Forest Products	17,639,233	—	—	17,639,233
Personal Products	7,945,416	—	—	7,945,416
Pharmaceuticals	154,107,943	—	—	154,107,943
Professional Services	6,522,989	—	—	6,522,989
Real Estate Investment Trusts (REITs)	7,701,750	—	—	7,701,750
Road & Rail	17,300,118	—	—	17,300,118
Semiconductors & Semiconductor Equipment	30,165,597	—	—	30,165,597
Software	39,835,375	—	—	39,835,375
Specialty Retail	58,229,359	—	—	58,229,359
Tobacco	30,079,605	931,469	—	31,011,074
Water Utilities	12,575,718	—	—	12,575,718
Short-Term Securities	15,752,135	—	—	15,752,135

Total	$1,685,061,186	$1,342,728	—	$1,686,403,914

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(5,796,370)	$(2,101,816)	—	$(7,898,186)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,232,100	—	—	$2,232,100
Foreign currency at value	1,701	—	—	1,701
Cash pledged as collateral for OTC derivatives	98,000	—	—	98,000

Total	$2,331,801	—	—	$2,331,801

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements

42	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Ensogo Ltd. (a)	8,363,964	$1,064,783
Austria — 0.1%
ams AG	35,442	1,550,434
Belgium — 0.8%
Anheuser-Busch InBev NV	75,259	9,056,721
British Virgin Islands — 1.6%
Nomad Foods Ltd. (a)	813,129	17,685,556
Canada — 1.0%
Encana Corp. (b)	538,000	5,931,353
MEG Energy Corp. (a)(b)	270,940	4,425,281

		10,356,634
China — 2.7%
Alibaba Group Holding Ltd. — ADR (a)(b)	147,280	12,116,726
China Construction Bank Corp., Class H	11,222,000	10,236,215
CRRC Corp. Ltd., Class H	4,254,000	6,526,466

		28,879,407
France — 3.8%
AXA SA	281,290	7,131,235
Schneider Electric SE	87,639	6,068,051
Societe Generale SA	145,231	6,814,804
Unibail-Rodamco SE — REIT	40,890	10,386,280
Vivendi SA	398,750	10,110,965

		40,511,335
Germany — 2.9%
Daimler AG	119,370	10,874,106
Henkel AG & Co. KGaA	52,424	5,882,827
Infineon Technologies AG	608,824	7,555,274
Telefonica Deutschland Holding AG	1,294,010	7,454,495

		31,766,702
Hong Kong — 1.1%
AIA Group Ltd.	1,826,700	11,944,167
India — 2.2%
Bharti Infratel Ltd.	1,044,044	7,328,638
HDFC Bank Ltd.	495,982	9,678,638
ITC Ltd.	1,351,590	6,688,970

		23,696,246
Indonesia — 0.7%
Global Mediacom Tbk PT	25,414,600	2,225,672
Matahari Department Store Tbk PT	4,427,923	5,487,958

		7,713,630
Ireland — 1.6%
Green REIT PLC	4,746,557	7,757,645
Shire PLC — ADR (b)	38,260	9,239,407

		16,997,052
Italy — 0.3%
Moncler SpA	203,060	3,762,702
Japan — 5.9%
FANUC Corp.	36,200	7,407,085
Mitsubishi Estate Co. Ltd.	416,000	8,959,847
Nabtesco Corp.	302,100	7,577,797
Nintendo Co. Ltd.	47,100	7,857,578
Panasonic Corp.	462,300	6,331,759
SMC Corp.	19,700	5,928,107
SoftBank Corp.	164,800	9,707,213
Sumitomo Mitsui Financial Group, Inc.	223,200	9,936,686

		63,706,072

Common Stocks	Shares	Value
Mexico — 0.4%
Cemex SAB de CV - ADR (a)(b)	443,720	$4,064,475
Netherlands — 1.9%
Koninklijke Philips NV	165,340	4,219,895
Royal Dutch Shell PLC, A Shares - ADR (b)	278,530	15,878,995

		20,098,890
New Zealand — 0.4%
Xero Ltd. (Acquired 10/15/13, Cost $5,317,368) (a)(c)	350,000	4,275,607
Norway — 0.7%
Statoil ASA	443,960	7,939,341
Peru — 0.6%
Credicorp Ltd.	45,579	6,331,835
South Africa — 1.0%
Naspers Ltd., N Shares	66,850	10,395,469
South Korea — 1.3%
Samsung Electronics Co. Ltd.	6,581	7,466,712
SK Hynix, Inc.	185,250	7,021,257

		14,487,969
Spain — 2.9%
Cellnex Telecom SAU (a)	1,015,578	17,181,427
NH Hotel Group SA (a)	1,482,039	8,523,525
Sacyr SA (a)	1,488,372	5,665,524

		31,370,476
Sweden — 0.6%
Nordea Bank AB	537,058	6,698,056
Switzerland — 2.5%
Novartis AG	96,320	9,474,080
Roche Holding AG	30,620	8,585,588
UBS Group AG	397,089	8,422,135

		26,481,803
Taiwan — 1.1%
Hermes Microvision, Inc.	72,042	4,678,213
Largan Precision Co. Ltd.	65,000	7,425,983

		12,104,196
United Kingdom — 8.8%
AstraZeneca PLC	183,200	11,594,701
BAE Systems PLC	697,070	4,939,007
Crest Nicholson Holdings PLC	924,002	8,149,332
Delphi Automotive PLC (b)	125,810	10,705,173
Diageo PLC	373,700	10,822,205
Lloyds Banking Group PLC	9,484,940	12,730,601
Metro Bank PLC (Acquired 1/15/14, Cost $5,768,771) (a)(c)	271,008	5,620,806
Prudential PLC	331,360	7,985,579
SABMiller PLC	150,700	7,813,808
Sophos Group PLC (a)	956,900	3,518,236
Vodafone Group PLC — ADR (b)	290,010	10,570,866

		94,450,314
United States — 50.0%
Abbott Laboratories (b)(d)	246,050	12,076,134
AbbVie, Inc. (b)	129,610	8,708,496
Adobe Systems, Inc. (a)(b)	92,820	7,519,348
Altria Group, Inc. (b)	180,910	8,848,308
Amazon.com, Inc. (a)(b)	16,360	7,101,712
American Airlines Group, Inc. (b)	186,130	7,433,102
Apple, Inc. (b)(d)	173,028	21,702,037

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	43

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Aramark	288,020	$8,919,979
Assured Guaranty Ltd. (b)	269,800	6,472,502
Autodesk, Inc. (a)(b)	133,910	6,705,543
BankUnited, Inc.	314,163	11,287,877
Becton Dickinson and Co. (b)	42,950	6,083,868
Best Buy Co., Inc. (b)	173,710	5,664,683
Boston Scientific Corp. (a)(b)	451,810	7,997,037
Bristol-Myers Squibb Co. (b)(d)	162,410	10,806,761
Charles River Laboratories International, Inc. (a)(b)	131,860	9,275,032
Citigroup, Inc. (b)(d)	521,110	28,786,116
Comcast Corp., Class A (b)(d)	178,100	10,710,934
Concho Resources, Inc. (a)(b)	67,830	7,723,124
Crown Holdings, Inc. (a)	176,270	9,326,446
Discover Financial Services (b)	170,600	9,829,972
Eastman Chemical Co. (b)	98,090	8,025,724
Eli Lilly & Co. (b)	89,210	7,448,143
EMC Corp. (b)	201,200	5,309,668
EOG Resources, Inc. (b)	114,270	10,004,340
Facebook, Inc., Class A (a)(b)	131,240	11,255,799
Finisar Corp. (a)	58,022	1,036,853
FirstEnergy Corp.	234,900	7,645,995
Google, Inc., Class A (a)(b)(d)	17,699	9,558,168
Google, Inc., Class C (a)(b)	22,351	11,633,919
The Hain Celestial Group, Inc. (a)(b)	178,062	11,727,163
The Hartford Financial Services Group, Inc. (b)	259,030	10,767,877
Hortonworks, Inc. (a)	420,362	10,643,566
Hortonworks, Inc. (a)(e)	78,985	1,999,900
JDS Uniphase Corp. (a)(b)	382,310	4,427,150
Kennedy-Wilson Holdings, Inc.	388,848	9,561,772
Kinder Morgan, Inc. (b)(d)	260,400	9,996,756
Las Vegas Sands Corp. (b)	72,710	3,822,365
LendingClub Corp. (a)	337,756	4,981,901
LendingClub Corp. (a)(b)	115,660	1,705,985
Lowe’s Cos., Inc. (b)	137,030	9,176,899
Macquarie Infrastructure Corp.	79,940	6,605,442
MasterCard, Inc., Class A (b)	115,760	10,821,245
McDonald’s Corp. (b)	85,200	8,099,964
Medtronic PLC (b)	84,025	6,226,254
Merck & Co., Inc. (b)	162,210	9,234,615
Mobileye NV (a)(b)	63,400	3,370,978
Mondelez International, Inc., Class A (b)	235,930	9,706,160
New Relic, Inc. (a)	249,772	8,789,477
New Relic, Inc. (a)	45,680	1,607,479
Platform Specialty Products Corp. (a)	489,873	12,530,951
PPL Corp.	271,600	8,004,052
Public Service Enterprise Group, Inc.	194,330	7,633,272
Roper Industries, Inc. (b)	81,300	14,020,998
Samsonite International SA	1,650,500	5,698,474
Sensata Technologies Holding NV (a)	73,690	3,886,411
St. Jude Medical, Inc.	109,000	7,964,630
Starwood Hotels & Resorts Worldwide, Inc.	103,800	8,417,142
Strategic Growth Bancorp. (Acquired 3/10/14, Cost $5,461,692) (a)(c)	438,690	4,400,061
TransUnion (a)	225,200	5,652,520
Union Pacific Corp. (b)	54,614	5,208,537
United Rentals, Inc. (a)(b)	42,409	3,715,877
UnitedHealth Group, Inc. (b)	46,987	5,732,414
Valeant Pharmaceuticals International, Inc. (a)(b)	50,360	11,187,474

Common Stocks	Shares	Value
United States (concluded)
WisdomTree Investments, Inc. (b)	318,040	$6,985,749

		539,209,130
Total Common Stocks — 97.0%		1,046,599,002

Investment Companies
United Kingdom — 0.5%
Kennedy Wilson Europe Real Estate PLC	302,475	5,398,963

Preferred Stocks
India — 0.7%
Snapdeal.com, Series F (Acquired 5/7/14, Cost $1,888,464), 0.00% (a)(c)	266	5,529,825
Snapdeal.com, Series G (Acquired 10/29/14, Cost $741,913), 0.00% (a)(c)	88	1,829,416

		7,359,241
United States — 1.3%
Palantir Technologies, Inc., Series I (Acquired 2/7/14, Cost $3,118,944), 0.00% (a)(c)	508,800	4,523,232
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800), 0.00% (a)(c)	247,908	9,921,948

		14,445,180
Total Preferred Stocks — 2.0%		21,804,421

Rights
Spain — 0.0%
Sacyr SA, Expires 7/31/15 (a)	1,488,372	169,250
Total Long Term Investments (Cost — $926,554,662) — 99.5%		1,073,971,636

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (f)(g)	10,704,109	10,704,109
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.23% (f)(g)(h)	$217	217,423
Total Short-Term Securities (Cost — $10,921,532) — 1.0%		10,921,532
Total Investments Before Options Written (Cost — $937,476,194) — 100.5%		1,084,893,168

Options Written
(Premiums Received — $10,658,390) — (0.6)%		(6,659,222)
Total Investments Net of Options Written — 99.9%		1,078,233,946
Other Assets Less Liabilities — 0.1%		1,118,960

Net Assets — 100.0%		$1,079,352,906

See Notes to Financial Statements

44	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of June 30, 2015 the Trust held 3.3% of its net assets, with current market value of $36,100,895 and original cost of $26,142,952, in these securities.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Security, or a portion of security, is on loan.

(f)	Represents the current yield as of report date.

(g)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,932,752	4,771,357	10,704,109	$ 6,242
BlackRock Liquidity Series, LLC Money Market Series	$1,401,820	$(1,184,397)	$ 217,423	$15,602	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Altria Group, Inc.	Call	USD	52.00	7/02/15	333	$(4,329)
Apple, Inc.	Call	USD	133.00	7/02/15	55	(55)
EMC Corp.	Call	USD	27.00	7/02/15	500	(2,000)
Google, Inc., Class A	Call	USD	555.00	7/02/15	32	(480)
Google, Inc., Class C	Call	USD	552.50	7/02/15	52	(260)
Las Vegas Sands Corp.	Call	USD	54.50	7/02/15	140	(1,050)
MasterCard, Inc., Class A	Call	USD	93.00	7/02/15	189	(17,105)
Merck & Co., Inc.	Call	USD	60.50	7/02/15	61	(122)
Boston Scientific Corp.	Call	USD	18.01	7/07/15	484	(6,424)
Roper Industries, Inc.	Call	USD	177.51	7/07/15	417	(9,282)
Concho Resources, Inc.	Call	USD	122.51	7/08/15	307	(4,191)
Kinder Morgan, Inc.	Call	USD	44.35	7/09/15	337	—
AbbVie, Inc.	Call	USD	68.00	7/10/15	334	(25,050)
Amazon.com, Inc.	Call	USD	435.00	7/10/15	36	(24,120)
Apple, Inc.	Call	USD	134.00	7/10/15	164	(574)
Best Buy Co., Inc.	Call	USD	36.00	7/10/15	215	(1,075)
Bristol-Myers Squibb Co.	Call	USD	67.65	7/10/15	360	(11,601)
Citigroup, Inc.	Call	USD	56.00	7/10/15	696	(32,364)
Citigroup, Inc.	Call	USD	56.50	7/10/15	143	(4,362)
Comcast Corp., Class A	Call	USD	60.00	7/10/15	566	(47,827)
Discover Financial Services	Call	USD	59.00	7/10/15	80	(2,000)
Discover Financial Services	Call	USD	59.50	7/10/15	125	(2,188)
Facebook, Inc., Class A	Call	USD	83.50	7/10/15	105	(30,765)
Google, Inc., Class C	Call	USD	545.00	7/10/15	31	(1,938)
The Hartford Financial Services Group, Inc.	Call	USD	42.05	7/10/15	662	(17,545)
Las Vegas Sands Corp.	Call	USD	55.00	7/10/15	140	(4,060)
UnitedHealth Group, Inc.	Call	USD	121.00	7/10/15	288	(84,240)
Abbott Laboratories	Call	USD	49.00	7/17/15	215	(20,318)
AbbVie, Inc.	Call	USD	67.50	7/17/15	332	(36,520)
Adobe Systems, Inc.	Call	USD	80.00	7/17/15	244	(54,534)
Alibaba Group Holding Ltd. — ADR	Call	USD	92.50	7/17/15	116	(638)
Alibaba Group Holding Ltd. — ADR	Call	USD	95.00	7/17/15	116	(638)
Altria Group, Inc.	Call	USD	50.50	7/17/15	271	(5,962)
Amazon.com, Inc.	Call	USD	440.00	7/17/15	45	(29,925)
American Airlines Group, Inc.	Call	USD	45.50	7/17/15	310	(4,340)
Apple, Inc.	Call	USD	130.00	7/17/15	139	(7,426)
Assured Guaranty Ltd.	Call	USD	29.00	7/17/15	690	(9,315)
Autodesk, Inc.	Call	USD	55.75	7/17/15	337	(2,911)
Becton Dickinson and Co.	Call	USD	140.00	7/17/15	220	(66,550)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	45

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of June 30, 2015, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Bristol-Myers Squibb Co.	Call	USD	67.50	7/17/15	115	$(6,842)
Cemex SAB de CV — ADR	Call	USD	10.00	7/17/15	221	(1,437)
Charles River Laboratories International, Inc.	Call	USD	75.00	7/17/15	277	(4,155)
Concho Resources, Inc.	Call	USD	130.00	7/17/15	33	(660)
Delphi Automotive PLC	Call	USD	90.00	7/17/15	315	(5,513)
Delphi Automotive PLC	Call	USD	92.50	7/17/15	315	(3,150)
Eastman Chemical Co.	Call	USD	80.00	7/17/15	503	(133,295)
Eli Lilly & Co.	Call	USD	80.00	7/17/15	113	(46,612)
Encana Corp.	Call	CAD	16.00	7/17/15	1,000	(12,010)
EOG Resources, Inc.	Call	USD	97.50	7/17/15	128	(1,920)
Facebook, Inc., Class A	Call	USD	85.00	7/17/15	231	(54,170)
The Hain Celestial Group, Inc.	Call	USD	65.00	7/17/15	450	(85,500)
JDS Uniphase Corp.	Call	USD	13.00	7/17/15	259	(1,166)
Kinder Morgan, Inc.	Call	USD	44.00	7/17/15	370	(83)
LendingClub Corp.	Call	USD	19.00	7/17/15	295	(2,950)
Lowe’s Cos., Inc.	Call	USD	70.00	7/17/15	704	(13,024)
MasterCard, Inc., Class A	Call	USD	95.00	7/17/15	405	(34,628)
McDonald’s Corp.	Call	USD	100.00	7/17/15	215	(4,193)
MEG Energy Corp.	Call	CAD	21.00	7/17/15	300	(11,649)
Mondelez International, Inc., Class A	Call	USD	39.35	7/17/15	451	(85,285)
Mondelez International, Inc., Class A	Call	USD	42.00	7/17/15	730	(27,740)
Royal Dutch Shell PLC, A Shares — ADR	Call	USD	62.50	7/17/15	695	(10,425)
Shire PLC — ADR	Call	USD	260.00	7/17/15	197	(14,283)
Valeant Pharmaceuticals International, Inc.	Call	USD	240.00	7/17/15	259	(23,310)
Vodafone Group PLC — ADR	Call	USD	39.00	7/17/15	360	(5,220)
WisdomTree Investments, Inc.	Call	USD	20.00	7/17/15	500	(122,500)
WisdomTree Investments, Inc.	Call	USD	23.00	7/17/15	100	(6,500)
Boston Scientific Corp.	Call	USD	18.01	7/22/15	485	(15,546)
Alibaba Group Holding Ltd. — ADR	Call	USD	93.00	7/24/15	208	(2,080)
Altria Group, Inc.	Call	USD	49.00	7/24/15	300	(26,400)
Apple, Inc.	Call	USD	130.00	7/24/15	197	(33,392)
Apple, Inc.	Call	USD	131.00	7/24/15	33	(4,670)
Bristol-Myers Squibb Co.	Call	USD	67.00	7/24/15	358	(43,139)
Citigroup, Inc.	Call	USD	58.00	7/24/15	205	(7,073)
Citigroup, Inc.	Call	USD	59.00	7/24/15	500	(12,000)
Discover Financial Services	Call	USD	59.50	7/24/15	124	(7,750)
Eli Lilly & Co.	Call	USD	89.00	7/24/15	334	(29,893)
EMC Corp.	Call	USD	28.00	7/24/15	213	(4,686)
EOG Resources, Inc.	Call	USD	92.00	7/24/15	105	(6,982)
EOG Resources, Inc.	Call	USD	94.00	7/24/15	120	(3,720)
Facebook, Inc., Class A	Call	USD	85.00	7/24/15	90	(29,700)
Google, Inc., Class A	Call	USD	557.50	7/24/15	24	(18,000)
Las Vegas Sands Corp.	Call	USD	56.50	7/24/15	84	(3,948)
McDonald’s Corp.	Call	USD	96.00	7/24/15	211	(34,393)
Merck & Co., Inc.	Call	USD	61.00	7/24/15	125	(1,062)
Mobileye NV	Call	USD	52.50	7/24/15	158	(39,105)
Vodafone Group PLC — ADR	Call	USD	38.50	7/24/15	375	(11,063)
Alibaba Group Holding Ltd. — ADR	Call	USD	92.00	7/31/15	110	(2,310)
American Airlines Group, Inc.	Call	USD	43.00	7/31/15	310	(29,140)
Apple, Inc.	Call	USD	130.00	7/31/15	278	(54,905)
Assured Guaranty Ltd.	Call	USD	30.01	7/31/15	659	(20,416)
Best Buy Co., Inc.	Call	USD	36.00	7/31/15	325	(3,575)
Citigroup, Inc.	Call	USD	56.50	7/31/15	136	(11,900)
Comcast Corp., Class A	Call	USD	61.50	7/31/15	325	(27,138)
Discover Financial Services	Call	USD	59.00	7/31/15	219	(18,615)
EMC Corp.	Call	USD	28.00	7/31/15	146	(3,650)
EOG Resources, Inc.	Call	USD	92.00	7/31/15	105	(9,135)
Facebook, Inc., Class A	Call	USD	91.50	7/31/15	231	(29,568)
Google, Inc., Class A	Call	USD	562.50	7/31/15	33	(23,595)
Google, Inc., Class C	Call	USD	545.00	7/31/15	32	(18,560)
The Hartford Financial Services Group, Inc.	Call	USD	42.00	7/31/15	635	(46,990)

See Notes to Financial Statements

46	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Kinder Morgan, Inc.	Call	USD	42.00	7/31/15	260	$(2,210)
LendingClub Corp.	Call	USD	19.00	7/31/15	285	(1,472)
Medtronic PLC	Call	USD	77.00	7/31/15	205	(11,890)
Merck & Co., Inc.	Call	USD	58.00	7/31/15	647	(51,113)
Mobileye NV	Call	USD	52.50	7/31/15	159	(43,725)
Union Pacific Corp.	Call	USD	101.00	7/31/15	273	(18,564)
United Rentals, Inc.	Call	USD	95.00	7/31/15	106	(12,720)
Alibaba Group Holding Ltd. — ADR	Call	USD	87.50	8/07/15	93	(7,812)
Autodesk, Inc.	Call	USD	55.75	8/07/15	337	(13,422)
Citigroup, Inc.	Call	USD	56.50	8/07/15	464	(44,080)
Discover Financial Services	Call	USD	60.00	8/07/15	305	(16,775)
Medtronic PLC	Call	USD	76.50	8/07/15	216	(18,468)
Vodafone Group PLC — ADR	Call	USD	37.25	8/10/15	390	(35,289)
Abbott Laboratories	Call	USD	49.00	8/21/15	1,048	(165,060)
Alibaba Group Holding Ltd. — ADR	Call	USD	92.50	8/21/15	93	(8,277)
Amazon.com, Inc.	Call	USD	460.00	8/21/15	1	(1,212)
Best Buy Co., Inc.	Call	USD	37.00	8/21/15	325	(5,688)
Boston Scientific Corp.	Call	USD	18.00	8/21/15	1,291	(71,651)
Citigroup, Inc.	Call	USD	57.50	8/21/15	462	(36,036)
EMC Corp.	Call	USD	28.00	8/21/15	146	(5,475)
Encana Corp.	Call	CAD	16.00	8/21/15	665	(5,857)
EOG Resources, Inc.	Call	USD	95.00	8/21/15	114	(11,628)
MEG Energy Corp.	Call	CAD	24.00	8/21/15	350	(9,247)
United Rentals, Inc.	Call	USD	95.00	8/21/15	106	(19,345)
Vodafone Group PLC — ADR	Call	USD	39.00	8/21/15	325	(15,113)
Total						$(2,558,532)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Prudential PLC	UBS AG	Call	GBP	16.68	7/01/15	96,000	$(2)
Roche Holding AG	UBS AG	Call	CHF	265.13	7/01/15	8,400	(6,885)
Roche Holding AG	UBS AG	Call	CHF	278.70	7/01/15	7,300	—
The Hain Celestial Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	62.40	7/06/15	46,000	(173,314)
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	24.87	7/06/15	20,700	(3,095)
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.61	7/06/15	20,400	(8)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	Call	USD	41.82	7/06/15	51,000	(101)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	4.90	7/07/15	102,200	(115,837)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	105.52	7/07/15	38,400	(15,058)
Hermes Microvision, Inc.	Citibank N.A.	Call	TWD	2,630.72	7/07/15	20,000	(1)
Samsung Electronics Co. Ltd.	UBS AG	Call	KRW	1,357,707.44	7/07/15	3,400	(1,378)
AIA Group Ltd.	Deutsche Bank AG	Call	HKD	51.74	7/08/15	477,000	(25,424)
BAE Systems PLC	Goldman Sachs International	Call	GBP	5.06	7/08/15	358,000	(6)
FANUC Corp.	Morgan Stanley & Co. International PLC	Call	JPY	27,043.12	7/08/15	18,500	(6,835)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.26	7/08/15	80,000	(6,308)
Platform Specialty Products Corp.	Credit Suisse International	Call	USD	27.67	7/08/15	26,000	(437)
Unibail-Rodamco SE	Deutsche Bank AG	Call	EUR	251.43	7/08/15	6,800	(22)
China Construction Bank Corp., Class H	Citibank N.A.	Call	HKD	7.49	7/09/15	1,574,000	(4,337)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	5.45	7/09/15	40,000	(13,494)
Crown Holdings, Inc.	UBS AG	Call	USD	56.51	7/09/15	16,000	(140)
JDS Uniphase Corp.	Goldman Sachs International	Call	USD	12.89	7/09/15	41,400	(34)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.88	7/09/15	734,000	(5,749)
Nabtesco Corp.	Citibank N.A.	Call	JPY	3,146.70	7/09/15	30,000	(5,756)
Novartis AG	Deutsche Bank AG	Call	CHF	95.22	7/09/15	33,000	(10,564)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	28.10	7/09/15	53,700	(648)
SMC Corp.	UBS AG	Call	JPY	38,300.55	7/09/15	10,000	(11,389)
AXA SA	Morgan Stanley & Co. International PLC	Call	EUR	22.88	7/10/15	70,400	(34,745)
BankUnited, Inc.	Morgan Stanley & Co. International PLC	Call	USD	34.21	7/13/15	33,000	(62,154)
CRRC Corp. Ltd., Class H	Morgan Stanley & Co. International PLC	Call	HKD	12.79	7/14/15	2,128,000	(159,310)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	26.02	7/14/15	31,000	(1,271)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	47

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of June 30, 2015, OTC options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.74	7/14/15	35,000	$(446)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,772.63	7/14/15	92,000	(13,026)
Platform Specialty Products Corp.	Citibank N.A.	Call	USD	26.76	7/14/15	26,000	(4,931)
Public Service Enterprise Group, Inc.	Goldman Sachs International	Call	USD	42.02	7/14/15	9,900	(251)
Anheuser-Busch InBev NV	Goldman Sachs International	Call	EUR	113.59	7/15/15	13,000	(7,607)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	5.50	7/15/15	40,000	(12,779)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.90	7/15/15	572,500	(3,867)
Moncler SpA	Bank of America N.A.	Call	EUR	17.86	7/15/15	50,000	(2,350)
Nordea Bank AB	Morgan Stanley & Co. International PLC	Call	SEK	107.57	7/15/15	157,500	(19,642)
Novartis AG	UBS AG	Call	CHF	94.45	7/15/15	16,000	(13,340)
Panasonic Corp.	UBS AG	Call	JPY	1,721.95	7/15/15	190,000	(44,507)
Prudential PLC	UBS AG	Call	GBP	16.45	7/15/15	75,000	(2,377)
Schneider Electric SE	Bank of America N.A.	Call	EUR	68.67	7/15/15	22,500	(1,609)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs International	Call	JPY	5,605.92	7/15/15	57,200	(43,129)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	5.14	7/16/15	85,000	(16,237)
St. Jude Medical, Inc.	Morgan Stanley & Co. International PLC	Call	USD	75.33	7/21/15	14,100	(12,522)
ams AG	Morgan Stanley & Co. International PLC	Call	CHF	58.80	7/22/15	17,700	(292)
BankUnited, Inc.	Deutsche Bank AG	Call	USD	34.94	7/22/15	47,600	(72,114)
Crown Holdings, Inc.	Credit Suisse International	Call	USD	56.17	7/22/15	33,500	(4,520)
Diageo PLC	Goldman Sachs International	Call	GBP	19.18	7/22/15	146,000	(60,936)
Diageo PLC	Goldman Sachs International	Call	GBP	19.20	7/22/15	40,800	(16,699)
Infineon Technologies AG	Deutsche Bank AG	Call	EUR	12.05	7/22/15	156,000	(20,554)
JDS Uniphase Corp.	Goldman Sachs International	Call	USD	12.89	7/22/15	41,400	(690)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.90	7/22/15	572,500	(2,889)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.32	7/22/15	50,200	(5,963)
Sacyr SA	Goldman Sachs International	Call	EUR	3.73	7/22/15	377,091	(6,516)
Samsonite International SA	Citibank N.A.	Call	HKD	27.29	7/22/15	96,600	(6,464)
UBS Group AG	UBS AG	Call	CHF	20.97	7/22/15	205,000	(36,672)
Kennedy Wilson Europe Real Estate PLC	UBS AG	Call	GBP	12.19	7/23/15	5,000	(6)
Largan Precision Co. Ltd.	UBS AG	Call	TWD	3,489.55	7/23/15	34,000	(149,921)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	3,071.42	7/23/15	47,000	(30,752)
Platform Specialty Products Corp.	Morgan Stanley & Co. International PLC	Call	USD	28.21	7/23/15	30,000	(3,148)
SoftBank Corp.	Goldman Sachs International	Call	JPY	7,509.35	7/23/15	37,000	(29,236)
Unibail-Rodamco SE	Goldman Sachs International	Call	EUR	229.93	7/23/15	14,200	(55,486)
Vivendi SA	UBS AG	Call	EUR	23.96	7/23/15	204,600	(93,064)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	5.47	7/24/15	38,000	(15,406)
PPL Corp.	Goldman Sachs International	Call	USD	31.31	7/27/15	68,000	(7,510)
Public Service Enterprise Group, Inc.	UBS AG	Call	USD	42.60	7/27/15	20,600	(1,253)
WisdomTree Investments, Inc.	Morgan Stanley & Co. International PLC	Call	USD	23.15	7/27/15	110,000	(95,523)
Koninklijke Philips NV	Deutsche Bank AG	Call	EUR	25.40	7/28/15	48,000	(4,700)
Moncler SpA	Goldman Sachs International	Call	EUR	16.90	7/28/15	51,600	(22,608)
Statoil ASA	Bank of America N.A.	Call	NOK	151.68	7/28/15	100,000	(19,699)
Anheuser-Busch InBev NV	Morgan Stanley & Co. International PLC	Call	EUR	108.84	7/29/15	25,600	(82,769)
Daimler AG	Goldman Sachs International	Call	EUR	82.79	7/29/15	30,000	(94,781)
Green REIT PLC	Goldman Sachs International	Call	EUR	1.50	7/29/15	115,000	(2,565)
Macquarie Infrastructure Corp.	Morgan Stanley & Co. International PLC	Call	USD	86.94	7/29/15	41,100	(17,512)
Mitsubishi Estate Co. Ltd.	Goldman Sachs International	Call	JPY	2,725.44	7/29/15	122,000	(50,919)
New Relic, Inc.	Deutsche Bank AG	Call	USD	32.46	7/29/15	23,500	(71,372)
Nintendo Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	20,858.75	7/29/15	12,300	(64,842)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs International	Call	JPY	5,605.92	7/29/15	57,200	(66,437)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	5.14	7/29/15	250,000	(45,200)
AIA Group Ltd.	Bank of America N.A.	Call	HKD	54.02	7/30/15	440,000	(24,536)
China Construction Bank Corp., Class H	Morgan Stanley & Co. International PLC	Call	HKD	7.65	7/30/15	1,636,000	(12,769)
FirstEnergy Corp.	Deutsche Bank AG	Call	USD	35.45	7/30/15	60,000	(5,240)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,969.11	7/30/15	33,400	(118,132)
St. Jude Medical, Inc.	Citibank N.A.	Call	USD	73.92	7/30/15	40,400	(66,236)

See Notes to Financial Statements

48	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of June 30, 2015, OTC options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Starwood Hotels & Resorts Worldwide, Inc.	Citibank N.A.	Call	USD	84.49	7/30/15	26,000	$(28,579)
Statoil ASA	Bank of America N.A.	Call	NOK	146.70	7/30/15	13,000	(4,047)
Adobe Systems, Inc.	Deutsche Bank AG	Call	USD	80.43	7/31/15	25,000	(64,558)
Charles River Laboratories International, Inc.	Barclays Bank PLC	Call	USD	72.53	7/31/15	40,000	(46,760)
Platform Specialty Products Corp.	Deutsche Bank AG	Call	USD	27.92	7/31/15	30,000	(5,561)
Aramark	Deutsche Bank AG	Call	USD	31.22	8/03/15	97,800	(76,551)
BankUnited, Inc.	Morgan Stanley & Co. International PLC	Call	USD	34.46	8/03/15	33,000	(63,697)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	5.34	8/03/15	27,500	(16,223)
Kennedy-Wilson Holdings, Inc.	Citibank N.A.	Call	USD	26.34	8/03/15	42,000	(6,915)
Hortonworks, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.52	8/04/15	21,000	(25,770)
Sacyr SA	Goldman Sachs International	Call	EUR	3.57	8/04/15	391,515	(31,338)
Samsonite International SA	UBS AG	Call	HKD	28.33	8/04/15	233,100	(11,378)
AXA SA	Bank of America N.A.	Call	EUR	23.24	8/05/15	70,300	(54,375)
JDS Uniphase Corp.	Citibank N.A.	Call	USD	13.20	8/05/15	82,500	(9,952)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.87	8/05/15	2,252,500	(43,002)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	3,071.42	8/05/15	47,000	(38,746)
Nordea Bank AB	Morgan Stanley & Co. International PLC	Call	SEK	107.81	8/05/15	118,000	(20,846)
Platform Specialty Products Corp.	Morgan Stanley & Co. International PLC	Call	USD	28.21	8/05/15	30,000	(9,788)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	5.26	8/05/15	255,000	(44,377)
AstraZeneca PLC	Bank of America N.A.	Call	GBP	42.68	8/06/15	47,000	(27,283)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.47	8/06/15	115,000	(13,367)
SK Hynix, Inc.	UBS AG	Call	KRW	48,277.50	8/06/15	95,000	(11,845)
Hermes Microvision, Inc.	Deutsche Bank AG	Call	TWD	2,070.30	8/07/15	16,000	(51,503)
Societe Generale SA	Deutsche Bank AG	Call	EUR	42.76	8/07/15	37,300	(64,886)
Platform Specialty Products Corp.	Citibank N.A.	Call	USD	28.41	8/10/15	60,000	(20,811)
Public Service Enterprise Group, Inc.	Goldman Sachs International	Call	USD	41.73	8/10/15	15,600	(4,271)
BankUnited, Inc.	Deutsche Bank AG	Call	USD	36.73	8/11/15	43,500	(35,699)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	5.47	8/11/15	38,000	(18,702)
Infineon Technologies AG	UBS AG	Call	EUR	12.05	8/11/15	156,000	(36,929)
Kennedy Wilson Europe Real Estate PLC	UBS AG	Call	GBP	12.19	8/11/15	5,000	(44)
Aramark	Credit Suisse International	Call	USD	31.88	8/12/15	46,300	(29,744)
China Construction Bank Corp., Class H	Citibank N.A.	Call	HKD	8.10	8/12/15	1,500,000	(6,366)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.40	8/12/15	80,000	(12,515)
Hortonworks, Inc.	Goldman Sachs International	Call	USD	26.46	8/13/15	18,500	(22,378)
Sensata Technologies Holding NV	Deutsche Bank AG	Call	USD	55.54	8/13/15	37,000	(26,525)
SABMiller PLC	Morgan Stanley & Co. International PLC	Call	GBP	34.92	8/14/15	38,000	(26,083)
Schneider Electric SE	Morgan Stanley & Co. International PLC	Call	EUR	67.05	8/14/15	21,300	(18,641)
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.16	8/17/15	48,000	(12,465)
PPL Corp.	Goldman Sachs International	Call	USD	31.31	8/17/15	68,000	(17,524)
Crown Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	55.59	8/18/15	39,000	(27,823)
Samsonite International SA	Citibank N.A.	Call	HKD	28.41	8/18/15	463,200	(30,178)
Societe Generale SA	Deutsche Bank AG	Call	EUR	42.76	8/18/15	37,300	(75,333)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	5.62	8/19/15	19,000	(7,646)
FirstEnergy Corp.	Deutsche Bank AG	Call	USD	35.45	8/19/15	60,000	(9,538)
Nabtesco Corp.	Morgan Stanley & Co. International PLC	Call	JPY	3,233.40	8/19/15	31,800	(14,298)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	5.17	8/19/15	75,000	(21,614)
SoftBank Corp.	Goldman Sachs International	Call	JPY	7,463.34	8/19/15	47,000	(74,424)
Platform Specialty Products Corp.	Credit Suisse International	Call	USD	27.22	8/20/15	42,000	(25,182)
China Construction Bank Corp., Class H	Goldman Sachs International	Call	HKD	7.60	8/25/15	1,597,000	(28,523)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	5.76	8/26/15	157,300	(48,714)
Lloyds Banking Group PLC	Deutsche Bank AG	Call	GBP	0.87	8/26/15	611,000	(18,625)
Starwood Hotels & Resorts Worldwide, Inc.	Citibank N.A.	Call	USD	84.49	8/26/15	26,000	(57,118)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	5.47	8/26/15	142,000	(14,581)
Daimler AG	Goldman Sachs International	Call	EUR	89.21	8/27/15	30,000	(42,068)
Koninklijke Philips NV	Deutsche Bank AG	Call	EUR	24.23	8/27/15	35,000	(18,848)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	49

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

As of June 30, 2015, OTC options written as were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Nintendo Co. Ltd.	Bank of America N.A.	Call	JPY	21,690.15	8/27/15	11,000	$(60,140)
Panasonic Corp.	Morgan Stanley & Co. International PLC	Call	JPY	1,771.09	8/27/15	41,000	(13,867)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	5.46	9/02/15	70,000	(13,595)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.20	9/02/15	100,000	(31,632)
SABMiller PLC	Bank of America N.A.	Call	GBP	34.92	9/04/15	38,000	(38,309)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	5.26	9/09/15	85,900	(19,737)
Total							$(4,100,690)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets and liabilities or the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$1,064,783	—	—	$1,064,783
Austria	1,550,434	—	—	1,550,434
Belgium	—	$9,056,721	—	9,056,721
British Virgin Islands	17,685,556	—	—	17,685,556
Canada	10,356,634	—	—	10,356,634
China	12,116,726	16,762,681	—	28,879,407
France	—	40,511,335	—	40,511,335
Germany	—	31,766,702	—	31,766,702
Hong Kong	—	11,944,167	—	11,944,167
India	14,017,608	9,678,638	—	23,696,246
Indonesia	—	7,713,630	—	7,713,630
Ireland	16,997,052	—	—	16,997,052
Italy	—	3,762,702	—	3,762,702
Japan	—	63,706,072	—	63,706,072
Mexico	4,064,475	—	—	4,064,475
Netherlands	15,878,995	4,219,895	—	20,098,890
New Zealand	—	4,275,607	—	4,275,607
Norway	—	7,939,341	—	7,939,341
Peru	6,331,835	—	—	6,331,835
South Africa	—	10,395,469	—	10,395,469
South Korea	—	14,487,969	—	14,487,969
Spain	17,181,427	14,189,049	—	31,370,476
Sweden	—	6,698,056	—	6,698,056
Switzerland	8,422,135	18,059,668	—	26,481,803
Taiwan	7,425,983	4,678,213	—	12,104,196

See Notes to Financial Statements

50	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
United Kingdom	$24,794,275	$64,035,233	$5,620,806	$94,450,314
United States	529,110,595	5,698,474	4,400,061	539,209,130
Investment Companies	5,398,963	—	—	5,398,963
Preferred Stocks	—	—	21,804,421	21,804,421
Rights	169,250	—	—	169,250
Short-Term Securities	10,704,109	217,423	—	10,921,532

Total	$703,270,835	$349,797,045	$31,825,288	$1,084,893,168

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,332,858)	$(4,326,364)		$(6,659,222)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$37,722	—	—	$37,722
Foreign currency at value	1,425,497	—	—	1,425,497
Liabilities:
Collateral on securities loaned at value	—	$(217,423)	—	(217,423)

Total	$1,463,219	$(217,423)	—	$1,245,796

Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$42,100,499	—	—	$(42,100,499)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2014	$10,140,910	$14,907,869	$25,048,779
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	(120,043)	6,896,552	6,776,509
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of June 30, 2015	$10,020,867	$21,804,421	$31,825,288

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2015[2]	$(120,043)	$6,896,552	$6,776,509

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	51

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of June 30, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$10,020,867	Market Comparable Companies	Tangible Book Value Multiple[1]	1.65x-1.85x
Preferred Stocks[2]	14,445,180	Market Comparable Companies	Current Year Revenue Multiple[1]	26.05x
			Net Revenue Growth Rate[1]	372.80%
			Next Fiscal Year Revenue Multiple[1]	17.50x
			Compounded Annual Net Revenue Growth Rate[1]	84.50%
	7,359,241	Probability-Weighted Expected Return Model	Revenue Growth Rate[1]	86.44%
			Discount Rate[1]	25.00%
			IPO Exit Probability[1]	65.00%
			Projected Revenue Multiple [1]	1.50x-3.35x
			Years to IPO[3]	1-3

Total	$31,825,288

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a market comparable companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[3]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements

52	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 26.2%
ACADIA Pharmaceuticals, Inc. (a)(b)	9,600	$402,048
Acceleron Pharma, Inc. (a)(b)	25,300	800,492
Actelion Ltd.	11,100	1,625,611
Aduro Biotech, Inc. (a)(b)	5,400	163,782
Alder Biopharmaceuticals, Inc. (a)	32,600	1,726,822
Alexion Pharmaceuticals, Inc. (a)(b)	39,860	7,205,492
Alkermes PLC (a)(b)	42,000	2,702,280
Alnylam Pharmaceuticals, Inc. (a)(b)	7,818	937,142
Amgen, Inc. (b)	35,700	5,480,664
Anacor Pharmaceuticals, Inc. (a)(b)	10,300	797,529
Aquinox Pharmaceuticals, Inc. (a)	6,400	44,416
Axovant Sciences Ltd. (a)	12,200	248,636
BioCryst Pharmaceuticals, Inc. (a)(b)	16,400	244,852
Biogen, Inc. (a)(b)	21,395	8,642,296
BioMarin Pharmaceutical, Inc. (a)(b)	25,600	3,501,568
Bluebird Bio, Inc. (a)(b)	3,000	505,110
Celgene Corp. (a)(b)	80,086	9,268,753
Celldex Therapeutics, Inc. (a)(b)	11,200	282,464
Cellectis SA — ADR (a)	8,600	310,288
Cidara Therapeutics, Inc. (a)	2,540	35,611
Clovis Oncology, Inc. (a)(b)	11,000	966,680
Conatus Pharmaceuticals, Inc. (a)	8,200	42,230
Dyax Corp. (a)(b)	48,827	1,293,916
Galapagos NV — ADR (a)	2,800	144,200
Genomic Health, Inc. (a)	24,100	669,739
Gilead Sciences, Inc. (b)	51,700	6,053,036
Immune Design Corp. (a)	4,900	101,185
Incyte Corp. (a)(b)	30,000	3,126,300
Infinity Pharmaceuticals, Inc. (a)	49,900	546,405
Intercept Pharmaceuticals, Inc. (a)	6,000	1,448,280
Isis Pharmaceuticals, Inc. (a)(b)	30,300	1,743,765
Karyopharm Therapeutics, Inc. (a)	14,700	399,987
Medivation, Inc. (a)(b)	25,100	2,866,420
Neurocrine Biosciences, Inc. (a)(b)	36,462	1,741,425
Nivalis Therapeutics, Inc. (a)	7,000	106,050
PTC Therapeutics, Inc. (a)(b)	20,100	967,413
Receptos, Inc. (a)(b)	22,000	4,181,100
Regeneron Pharmaceuticals, Inc. (a)(b)	11,658	5,947,096
Sage Therapeutics, Inc. (a)(b)	8,442	616,266
Sarepta Therapeutics, Inc. (a)(b)	34,000	1,034,620
Seattle Genetics, Inc. (a)(b)	13,367	646,963
Seres Therapeutics, Inc. (a)	16,300	676,450
Seres Therapeutics, Inc. (Acquired 6/26/15, cost $251,900) (a)(c)	20,710	816,492
Spark Therapeutics (Acquired 5/23/14, cost $154,641) (a)(c)	19,521	1,117,704
Spark Therapeutics, Inc. (a)	1,700	102,459
Ultragenyx Pharmaceutical, Inc. (a)(b)	22,115	2,264,355
Vertex Pharmaceuticals, Inc. (a)(b)	34,405	4,248,329
Zafgen, Inc. (a)	11,000	380,930

		89,175,651
Electronic Equipment, Instruments & Components — 0.3%
FEI Co.	9,900	821,007
Health Care Equipment & Supplies — 17.9%
Abbott Laboratories (b)	173,400	8,510,472
AtriCure, Inc. (a)	24,562	605,207
Baxter International, Inc. (b)	10,300	720,279
Becton Dickinson and Co. (b)	36,433	5,160,734
Boston Scientific Corp. (a)(b)	443,700	7,853,490
CONMED Corp.	6,000	349,620
The Cooper Cos., Inc. (b)	19,200	3,417,024
CR Bard, Inc. (b)	9,800	1,672,860
DexCom, Inc. (a)(b)	23,800	1,903,524

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Edwards Lifesciences Corp. (a)(b)	26,399	$3,760,010
Endologix, Inc. (a)	26,212	402,092
Insulet Corp. (a)	15,900	492,662
Intuitive Surgical, Inc. (a)(b)	6,000	2,907,000
Masimo Corp. (a)	35,000	1,355,900
Medtronic PLC (b)	137,813	10,211,943
St. Jude Medical, Inc. (b)	65,300	4,771,471
Stryker Corp. (b)	67,100	6,412,747
Thoratec Corp. (a)(b)	12,400	552,668

		61,059,703
Health Care Providers & Services — 18.1%
Aetna, Inc. (b)	28,811	3,672,250
Amedisys, Inc. (a)(b)	16,800	667,464
AmerisourceBergen Corp. (b)	20,800	2,211,872
Anthem, Inc. (b)	41,600	6,828,224
Cardinal Health, Inc. (b)	51,430	4,302,120
Cigna Corp. (b)	44,300	7,176,600
Express Scripts Holding Co. (a)(b)	27,376	2,434,821
HCA Holdings, Inc. (a)(b)	49,894	4,526,384
HealthEquity, Inc. (a)(b)	18,100	580,105
Humana, Inc. (b)	14,400	2,754,432
McKesson Corp. (b)	40,400	9,082,324
Premier, Inc., Class A (a)	8,700	334,602
Teladoc, Inc. (a)	12,700	241,300
UnitedHealth Group, Inc. (b)	95,657	11,670,154
Universal Health Services, Inc., Class B (b)	32,500	4,618,250
Wellcare Health Plans, Inc. (a)(b)	7,600	644,708

		61,745,610
Health Care Technology — 0.4%
Cerner Corp. (a)(b)	17,200	1,187,832
Life Sciences Tools & Services — 3.2%
Bio-Rad Laboratories, Inc. (a)	2,300	346,403
Charles River Laboratories International, Inc. (a)(b)	49,000	3,446,660
Illumina, Inc. (a)(b)	13,200	2,882,352
Thermo Fisher Scientific, Inc. (b)	33,500	4,346,960

		11,022,375
Pharmaceuticals — 31.1%
AbbVie, Inc. (b)(d)	140,686	9,452,692
Allergan PLC (a)(b)	25,825	7,836,856
AstraZeneca PLC	66,600	4,215,104
Bristol-Myers Squibb Co. (b)	123,430	8,213,032
Cempra, Inc. (a)(b)	24,300	834,948
Chugai Pharmaceutical Co. Ltd.	55,700	1,921,281
Dermira, Inc. (a)	9,300	163,215
Eli Lilly & Co. (b)	116,600	9,734,934
Intra-Cellular Therapies, Inc. (a)	34,581	1,104,863
Jazz Pharmaceuticals PLC (a)(b)	11,200	1,971,984
Johnson & Johnson (b)	48,970	4,772,616
Mallinckrodt PLC (a)(b)	38,143	4,490,194
Merck & Co., Inc. (b)	116,100	6,609,573
Mylan NV (a)(b)	75,000	5,089,500
Nektar Therapeutics (a)(b)	57,900	724,329
Novartis AG	52,200	5,134,416
Novartis AG — ADR (b)	17,000	1,671,780
Perrigo Co. PLC (b)	25,302	4,676,569
Pfizer, Inc. (b)	102,600	3,440,178
Phibro Animal Health Corp., Class A	22,100	860,574
Roche Holding AG	11,600	3,252,541
Shire PLC — ADR (b)	15,700	3,791,393
Tetraphase Pharmaceuticals, Inc. (a)(b)	22,700	1,076,888

SEMI-ANNUAL REPORT	JUNE 30, 2015	53

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Teva Pharmaceutical Industries Ltd. — ADR (b)	86,900	$5,135,790
UCB SA	11,800	848,484
Valeant Pharmaceuticals International, Inc. (a)(b)	32,900	7,308,735
Zoetis, Inc. (b)	30,300	1,461,066

		105,793,535
Total Common Stocks — 97.2%		330,805,713

Preferred Stocks	Shares	Value
Biotechnology — 1.0%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $2,192,003), 0.00% (a)(c)	190,609	2,192,004
Afferent Pharmaceuticals, Inc., Series C (Acquired 6/30/15, cost $466,520), 0.00% (a)(c)	190,160	466,520
CytomX Therapeutics, Inc., Series D (Acquired 6/11/15, cost $262,220), 0.00% (a)(c)	1,767,672	262,146
ProNAi Therapeutics, Inc., Series D (Acquired 4/15/14, cost $270,735), 0.00% (a)(c)	386,764	270,735

Preferred Stocks	Shares	Value
Biotechnology (concluded)
REGENXBIO, Inc., Series D (Acquired 5/14/15, cost $343,081), 0.00% (a)(c)	35,850	$343,081

		3,534,486
Total Preferred Stocks — 1.0%		3,534,486
Total Long-Term Investments (Cost — $207,239,642) — 98.2%		334,340,199

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	9,268,229	9,268,229
Total Short-Term Securities (Cost — $9,268,229) — 2.7%		9,268,229
Total Investments Before Options Written (Cost — $216,507,871) — 100.9%		343,608,428

Options Written
(Premiums Received — $2,754,537) — (0.6)%		(2,199,473)
Total Investments Net of Options Written — 100.3%		341,408,955
Liabilities in Excess of Other Assets — (0.3)%		(995,571)

Net Assets — 100.0%		$340,413,384

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of June 30, 2015 the Trust held 1.6% of its net assets, with a current market value of $5,468,682 and an original cost of $3,941,100, in this security.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Represents the current yield as of report date.

(f)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class.	3,271,616	5,996,613	9,268,229	$2,700
BlackRock Liquidity Series, LLC Money Market Series	—	—		$ 604	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Gilead Sciences, Inc.	Call	USD	114.00	7/02/15	87	$(29,580)
Humana, Inc.	Call	USD	215.00	7/02/15	50	(1,375)
Merck & Co., Inc.	Call	USD	60.50	7/02/15	329	(658)
Zoetis, Inc.	Call	USD	50.50	7/02/15	103	(2,575)
Boston Scientific Corp.	Call	USD	18.01	7/07/15	487	(6,464)
AbbVie, Inc.	Call	USD	68.00	7/10/15	40	(3,000)
Allergan PLC	Call	USD	312.50	7/10/15	108	(14,310)
Express Scripts Holding Co.	Call	USD	88.50	7/10/15	18	(3,258)
Intuitive Surgical, Inc.	Call	USD	502.50	7/10/15	20	(3,100)

54	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

As of June 30, 2015, exchange-traded options written were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Pfizer, Inc.	Call	USD	35.00	7/10/15	74	$(259)
Stryker Corp.	Call	USD	95.30	7/10/15	222	(28,973)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	64.00	7/10/15	69	(1,380)
UnitedHealth Group, Inc.	Call	USD	121.00	7/10/15	8	(2,340)
Abbott Laboratories	Call	USD	49.00	7/17/15	236	(22,302)
AbbVie, Inc.	Call	USD	67.50	7/17/15	40	(4,400)
ACADIA Pharmaceuticals, Inc.	Call	USD	44.00	7/17/15	34	(2,125)
Acceleron Pharma, Inc.	Call	USD	40.00	7/17/15	85	(1,275)
Aduro Biotech, Inc.	Call	USD	40.00	7/17/15	20	(500)
Aetna, Inc.	Call	USD	120.00	7/17/15	1	(985)
Alexion Pharmaceuticals, Inc.	Call	USD	185.00	7/17/15	33	(10,148)
Alkermes PLC	Call	USD	70.00	7/17/15	115	(8,625)
Alnylam Pharmaceuticals, Inc.	Call	USD	145.00	7/17/15	27	(810)
Amedisys, Inc.	Call	USD	42.00	7/17/15	35	(3,552)
AmerisourceBergen Corp.	Call	USD	115.00	7/17/15	72	(900)
Anacor Pharmaceuticals, Inc.	Call	USD	90.00	7/17/15	36	(18,720)
Baxter International, Inc.	Call	USD	67.50	7/17/15	35	(9,712)
Becton Dickinson and Co.	Call	USD	140.00	7/17/15	127	(38,418)
BioCryst Pharmaceuticals, Inc.	Call	USD	13.00	7/17/15	56	(12,096)
Biogen, Inc.	Call	USD	420.00	7/17/15	42	(15,540)
BioMarin Pharmaceutical, Inc.	Call	USD	130.00	7/17/15	115	(97,175)
Boston Scientific Corp.	Call	USD	19.00	7/17/15	100	(600)
Bristol-Myers Squibb Co.	Call	USD	67.50	7/17/15	346	(20,587)
Celgene Corp.	Call	USD	115.00	7/17/15	143	(43,544)
Cempra, Inc.	Call	USD	45.00	7/17/15	85	(2,125)
Cerner Corp.	Call	USD	70.00	7/17/15	60	(5,400)
Charles River Laboratories International, Inc.	Call	USD	75.00	7/17/15	167	(2,505)
Cigna Corp.	Call	USD	165.00	7/17/15	183	(76,860)
Clovis Oncology, Inc.	Call	USD	95.00	7/17/15	40	(6,100)
The Cooper Cos., Inc.	Call	USD	180.00	7/17/15	67	(12,060)
CR Bard, Inc.	Call	USD	175.00	7/17/15	35	(3,675)
DexCom, Inc.	Call	USD	80.00	7/17/15	83	(16,393)
Eli Lilly & Co.	Call	USD	80.00	7/17/15	81	(33,408)
Express Scripts Holding Co.	Call	USD	90.50	7/17/15	22	(2,725)
HealthEquity, Inc.	Call	USD	30.00	7/17/15	63	(14,175)
Incyte Corp.	Call	USD	110.00	7/17/15	105	(9,975)
Jazz Pharmaceuticals PLC	Call	USD	185.00	7/17/15	38	(4,845)
Johnson & Johnson	Call	USD	103.96	7/17/15	160	(588)
Mallinckrodt PLC	Call	USD	130.00	7/17/15	66	(2,805)
McKesson Corp.	Call	USD	240.00	7/17/15	144	(3,600)
Medivation, Inc.	Call	USD	120.00	7/17/15	85	(11,985)
Neurocrine Biosciences, Inc.	Call	USD	49.00	7/17/15	125	(15,625)
Novartis AG — ADR	Call	USD	105.00	7/17/15	28	(630)
Perrigo Co. PLC	Call	USD	200.00	7/17/15	86	(8,385)
PTC Therapeutics, Inc.	Call	USD	60.00	7/17/15	70	(1,575)
Receptos, Inc.	Call	USD	185.00	7/17/15	73	(104,025)
Seattle Genetics, Inc.	Call	USD	47.00	7/17/15	50	(11,125)
Shire PLC — ADR	Call	USD	260.00	7/17/15	13	(942)
St. Jude Medical, Inc.	Call	USD	75.00	7/17/15	200	(16,500)
Tetraphase Pharmaceuticals, Inc.	Call	USD	50.00	7/17/15	79	(11,060)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	65.00	7/17/15	69	(966)
Thoratec Corp.	Call	USD	46.00	7/17/15	42	(1,680)
Ultragenyx Pharmaceutical, Inc.	Call	USD	95.00	7/17/15	70	(64,750)
Universal Health Services, Inc., Class B	Call	USD	125.00	7/17/15	54	(93,690)
Universal Health Services, Inc., Class B	Call	USD	140.00	7/17/15	59	(25,075)
Valeant Pharmaceuticals International, Inc.	Call	USD	240.00	7/17/15	110	(9,900)
Vertex Pharmaceuticals, Inc.	Call	USD	135.00	7/17/15	120	(19,500)
Wellcare Health Plans, Inc.	Call	USD	95.00	7/17/15	25	(688)
Boston Scientific Corp.	Call	USD	18.01	7/22/15	486	(15,578)
Thermo Fisher Scientific, Inc.	Call	USD	131.51	7/22/15	120	(21,944)
AbbVie, Inc.	Call	USD	68.00	7/24/15	188	(22,090)

SEMI-ANNUAL REPORT	JUNE 30, 2015	55

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Alexion Pharmaceuticals, Inc.	Call	USD	195.00	7/24/15	35	$(8,838)
Amgen, Inc.	Call	USD	165.00	7/24/15	56	(3,472)
Anthem, Inc.	Call	USD	172.50	7/24/15	72	(12,240)
Bristol-Myers Squibb Co.	Call	USD	67.00	7/24/15	86	(10,363)
Cardinal Health, Inc.	Call	USD	89.00	7/24/15	78	(2,329)
Eli Lilly & Co.	Call	USD	89.00	7/24/15	217	(19,422)
Express Scripts Holding Co.	Call	USD	89.00	7/24/15	18	(3,879)
HCA Holdings, Inc.	Call	USD	95.00	7/24/15	169	(8,450)
Illumina, Inc.	Call	USD	225.00	7/24/15	23	(12,420)
Mallinckrodt PLC	Call	USD	129.00	7/24/15	67	(5,528)
Medtronic PLC	Call	USD	77.00	7/24/15	8	(272)
Mylan NV	Call	USD	75.00	7/24/15	137	(8,494)
Pfizer, Inc.	Call	USD	35.00	7/24/15	143	(1,502)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	63.00	7/24/15	80	(3,320)
UnitedHealth Group, Inc.	Call	USD	121.00	7/24/15	168	(65,100)
Dyax Corp.	Call	USD	29.00	7/27/15	170	(13,154)
AbbVie, Inc.	Call	USD	71.00	7/31/15	224	(12,320)
Aetna, Inc.	Call	USD	135.00	7/31/15	98	(31,850)
Alexion Pharmaceuticals, Inc.	Call	USD	190.00	7/31/15	71	(30,885)
Amgen, Inc.	Call	USD	165.00	7/31/15	35	(3,990)
Anthem, Inc.	Call	USD	172.50	7/31/15	73	(20,294)
Biogen, Inc.	Call	USD	435.00	7/31/15	32	(23,680)
Cardinal Health, Inc.	Call	USD	91.51	7/31/15	103	(1,792)
Celgene Corp.	Call	USD	121.00	7/31/15	138	(23,805)
Eli Lilly & Co.	Call	USD	85.00	7/31/15	110	(24,365)
Express Scripts Holding Co.	Call	USD	90.50	7/31/15	38	(8,569)
Gilead Sciences, Inc.	Call	USD	122.00	7/31/15	93	(21,437)
Illumina, Inc.	Call	USD	230.00	7/31/15	23	(10,580)
Isis Pharmaceuticals, Inc.	Call	USD	61.00	7/31/15	107	(23,808)
Johnson & Johnson	Call	USD	102.00	7/31/15	11	(440)
Medtronic PLC	Call	USD	77.00	7/31/15	240	(13,920)
Merck & Co., Inc.	Call	USD	58.00	7/31/15	77	(6,083)
Pfizer, Inc.	Call	USD	34.50	7/31/15	142	(3,976)
Regeneron Pharmaceuticals, Inc.	Call	USD	540.00	7/31/15	40	(27,600)
Shire PLC — ADR	Call	USD	252.50	7/31/15	40	(15,100)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	62.50	7/31/15	86	(5,375)
UnitedHealth Group, Inc.	Call	USD	126.00	7/31/15	158	(31,600)
Medtronic PLC	Call	USD	76.50	8/07/15	234	(20,007)
Abbott Laboratories	Call	USD	49.00	8/21/15	370	(58,275)
Alkermes PLC	Call	USD	70.00	8/21/15	70	(16,275)
Amgen, Inc.	Call	USD	165.00	8/21/15	35	(6,562)
Bluebird Bio, Inc.	Call	USD	180.00	8/21/15	10	(7,100)
Boston Scientific Corp.	Call	USD	18.00	8/21/15	479	(26,585)
Celldex Therapeutics, Inc.	Call	USD	30.00	8/21/15	39	(3,218)
Edwards Lifesciences Corp.	Call	USD	150.00	8/21/15	100	(37,500)
Mylan NV	Call	USD	75.00	8/21/15	125	(20,125)
Nektar Therapeutics	Call	USD	14.00	8/21/15	200	(6,500)
Sage Therapeutics, Inc.	Call	USD	80.00	8/21/15	30	(11,700)
Sarepta Therapeutics, Inc.	Call	USD	29.00	8/21/15	120	(49,800)
Ultragenyx Pharmaceutical, Inc.	Call	USD	95.00	8/21/15	70	(85,750)
Total						$(1,933,887)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Roche Holding AG	UBS AG	Call	CHF	265.13	7/01/15	2,500	$(2,049)
Roche Holding AG	UBS AG	Call	CHF	278.70	7/01/15	1,600	—
Novartis AG	Deutsche Bank AG	Call	CHF	95.22	7/09/15	7,000	(2,241)
Alder Biopharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	Call	USD	35.57	7/14/15	11,000	(191,487)
Novartis AG	UBS AG	Call	CHF	94.45	7/15/15	11,000	(9,171)
St. Jude Medical, Inc.	Morgan Stanley & Co. International PLC	Call	USD	75.33	7/21/15	1,100	(977)
Chugai Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,386.00	7/30/15	19,500	(11,714)
St. Jude Medical, Inc.	Citibank N.A.	Call	USD	73.92	7/30/15	1,700	(2,787)

56	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

As of June 30, 2015, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Masimo Corp.	Deutsche Bank AG	Call	USD	39.53	8/05/15	12,200	$ (18,446)
AstraZeneca PLC	Bank of America N.A.	Call	GBP	42.68	8/06/15	12,000	(6,966)
Actelion Ltd.	UBS AG	Call	CHF	141.37	8/11/15	4,000	(19,748)
Total							$(265,586)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$85,615,844	$3,559,807	—	$89,175,651
Electronic Equipment, Instruments & Components	821,007	—	—	821,007
Health Care Equipment & Supplies	61,059,703	—	—	61,059,703
Health Care Providers & Services	61,745,610	—	—	61,745,610
Health Care Technology	1,187,832	—	—	1,187,832
Life Sciences Tools & Services	11,022,375	—	—	11,022,375
Pharmaceuticals	90,421,709	15,371,826	—	105,793,535
Preferred Stocks	—	—	$3,534,486	3,534,486
Short-Term Securities	9,268,229	—	—	9,268,229

Total	$321,142,309	$18,931,633	$3,534,486	$343,608,428

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(1,840,340)	$(359,133)	—	$(2,199,473)

[1]	Derivative financial instruments are options written, which are shown at value.

SEMI-ANNUAL REPORT	JUNE 30, 2015	57

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2014	$251,899	$425,376	$677,275
Transfers into Level 3	—	—	—
Transfers out of Level 3	(251,899)	—	(251,899)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	(74)	(74)
Purchases	—	3,263,824	3,263,824
Sales	—	(154,640)	(154,640)

Closing Balance, as of June 30, 2015	—	$3,534,486	$3,534,486

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2015	—	$(74)	$(74)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of June 30, 2015. The table does not include Level 3 investments and derivative financial instruments with values based upon unadjusted third party pricing information in the amount of $3,263,751.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$270,735	Cost	N/A	—
Total	$270,735

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$75,919	—	—	$75,919
Foreign currency at value	19,342	—	—	19,342

Total	$95,261	—	—	$95,261

During the six months ended June 30, 2015, there were no transfers between levels.

58	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 0.1%
ams AG	28,610	$1,251,563
Belgium — 1.2%
Anheuser-Busch InBev NV	83,646	10,066,018
British Virgin Islands — 1.6%
Nomad Foods Ltd. (a)	634,094	13,791,546
Canada — 4.6%
Canadian Pacific Railway Ltd. (b)	26,200	4,195,776
Element Financial Corp. (a)(b)	724,100	11,449,940
Enbridge, Inc. (b)	128,900	6,028,062
Encana Corp. (b)	564,200	6,220,203
Gildan Activewear, Inc. (b)	239,600	7,959,171
MEG Energy Corp. (a)(b)	239,900	3,918,303

		39,771,455
China — 6.0%
Alibaba Group Holding Ltd. — ADR (a)(b)	96,574	7,945,143
Baidu, Inc. — ADR (a)(b)	48,320	9,619,545
China Construction Bank Corp., Class H	18,827,000	17,173,161
CRRC Corp. Ltd., Class H	3,374,000	5,176,374
Qunar Cayman Islands Ltd. — ADR (a)(b)	59,204	2,536,891
Tencent Holdings Ltd.	440,800	8,797,177

		51,248,291
France — 5.7%
AXA SA	531,400	13,471,998
BNP Paribas SA	181,864	11,036,027
Dassault Aviation SA	967	1,244,882
Orange SA	614,400	9,495,175
Schneider Electric SE	87,600	6,065,350
Unibail-Rodamco SE — REIT	31,100	7,899,567

		49,212,999
Germany — 5.3%
Bayer AG	65,800	9,214,658
Continental AG	30,200	7,150,691
Henkel AG & Co. KGaA	73,700	8,270,341
Infineon Technologies AG	602,485	7,476,609
SAP SE	126,300	8,850,654
Wacker Chemie AG	47,578	4,915,914

		45,878,867
Hong Kong — 1.4%
AIA Group Ltd.	1,815,552	11,871,274
India — 3.1%
Bharti Infratel Ltd.	851,459	5,976,793
HDFC Bank Ltd.	511,902	9,989,303
ITC Ltd.	962,700	4,764,367
Tata Motors Ltd. — ADR	176,825	6,095,158

		26,825,621
Indonesia — 0.8%
Global Mediacom Tbk PT	18,633,502	1,631,820
Matahari Department Store Tbk PT	3,998,580	4,955,831

		6,587,651
Ireland — 5.3%
Dalata Hotel Group PLC (a)	1,128,668	4,529,872
Green REIT PLC	3,829,626	6,259,038
Kingspan Group PLC	303,813	7,336,725
Ryanair Holdings PLC — ADR	153,986	10,986,901
Shire PLC — ADR (b)	68,900	16,638,661

		45,751,197
Israel — 0.9%
Teva Pharmaceutical Industries Ltd. — ADR (b)	135,200	7,990,320

Common Stocks	Shares	Value
Italy — 2.7%
Banca Generali SpA	192,700	$6,784,394
Telecom Italia Spa (a)	4,290,800	5,452,810
UniCredit SpA	1,607,900	10,806,521

		23,043,725
Japan — 9.1%
Chugai Pharmaceutical Co. Ltd.	178,100	6,143,270
FANUC Corp.	32,000	6,547,699
Mitsubishi Estate Co. Ltd.	485,000	10,445,975
Nabtesco Corp.	313,500	7,863,752
ORIX Corp.	488,900	7,259,912
Panasonic Corp.	306,600	4,199,259
SMC Corp.	27,200	8,185,000
Sumitomo Mitsui Financial Group, Inc.	313,200	13,943,414
Toyota Motor Corp.	199,600	13,356,690

		77,944,971
Mexico — 0.8%
Cemex SAB de CV — ADR (a)(b)	735,017	6,732,756
Netherlands — 3.4%
Aalberts Industries NV	215,052	6,394,586
ASML Holding NV	82,600	8,591,857
Koninklijke Philips NV	143,200	3,654,826
Royal Dutch Shell PLC, A Shares	387,100	11,009,100

		29,650,369
New Zealand — 0.7%
Xero Ltd. (a)	164,700	2,011,979
Xero Ltd. (Acquired 10/15/13, cost $4,566,935) (a)(c)	300,605	3,672,197

		5,684,176
Norway — 1.0%
Statoil ASA	458,100	8,192,207
Peru — 0.7%
Credicorp Ltd.	43,198	6,001,066
South Africa — 0.9%
Naspers Ltd., N Shares	50,300	7,821,871
South Korea — 2.5%
Coway Co. Ltd.	64,300	5,264,467
Samsung Electronics Co. Ltd.	9,542	10,826,222
SK Hynix, Inc.	136,700	5,181,138

		21,271,827
Spain — 3.1%
Cellnex Telecom SAU (a)	812,540	13,746,454
NH Hotel Group SA (a)	1,239,078	7,126,204
Sacyr SA (a)	1,487,650	5,662,776

		26,535,434
Sweden — 1.5%
Nordea Bank AB	1,004,536	12,528,327
Switzerland — 7.6%
Actelion Ltd.	34,515	5,054,773
Adecco SA	111,400	9,040,946
Novartis AG	238,100	23,419,626
Roche Holding AG	58,823	16,493,470
UBS Group AG	521,200	11,054,490

		65,063,305
Taiwan — 1.6%
Hermes Microvision, Inc.	114,437	7,431,229
Largan Precision Co. Ltd.	53,000	6,055,033

		13,486,262

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	59

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom — 17.0%
ARM Holdings PLC	462,300	$7,564,977
AstraZeneca PLC	311,100	19,689,473
BAE Systems PLC	1,128,300	7,994,436
BP PLC	1,383,300	9,180,462
Crest Nicholson Holdings PLC	634,846	5,599,091
Diageo PLC	296,300	8,580,731
Hargreaves Lansdown PLC	228,177	4,134,090
Imperial Tobacco Group PLC	176,600	8,505,395
Liberty Global PLC, Class A (a)(b)	339,600	18,362,172
Lloyds Banking Group PLC	8,863,600	11,896,644
Metro Bank PLC (Acquired 1/15/14, cost $4,917,700) (a)(c)	231,026	4,791,564
Prudential PLC	330,200	7,957,623
SABMiller PLC	261,200	13,543,242
Sophos Group PLC (a)	760,800	2,797,234
Vodafone Group PLC	2,617,900	9,549,766
Whitbread PLC	74,353	5,776,395

		145,923,295
United States — 2.7%
Las Vegas Sands Corp. (b)(d)	69,000	3,627,330
Mobileye NV (a)(b)	50,600	2,690,402
Samsonite International SA	3,257,400	11,246,415
Sensata Technologies Holding NV (a)	109,100	5,753,934

		23,318,081
Total Common Stocks — 91.3%		783,444,474

Investment Companies
United Kingdom — 0.9%
Kennedy Wilson Europe Real Estate PLC	429,439	7,665,180

Preferred Stocks	Shares	Value
India — 1.3%
Snapdeal.com, Series F (Acquired 5/7/14, cost $2,825,580), 0.00% (a)(c)	398	$8,273,949
Snapdeal.com, Series G (Acquired 10/29/14, cost $1,112,870), 0.00% (a)(c)	132	2,744,124
Total Preferred Stocks — 1.3%		11,018,073

Rights
Spain — 0.0%
Sacyr SA, Expires 7/31/15 (a)	1,487,650	169,168
Total Long-Term Investments (Cost — $717,770,544) — 93.5%		802,296,895

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	52,553,225	52,553,225
Total Short-Term Securities (Cost — $52,553,225) — 6.1%		52,553,225
Total Investments Before Options Written (Cost — $770,323,769) — 99.6%		854,850,120

Options Written
(Premiums Received — $9,228,536) — (0.7)%		(5,843,170)
Total Investments Net of Options Written — 98.9%		849,006,950
Other Assets Less Liabilities — 1.1%		9,461,173

Net Assets — 100.0%		$858,468,123

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of June 30, 2015 the Trust held 2.3% of its net assets, with a current market value of $19,481,834 and its original cost of $13,423,085, in the security.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	38,787,564	13,765,661	52,553,225	$21,348
BlackRock Liquidity Series, LLC, Money Market Series	$ 870,139	$ (870,139)	—	$194,119	[1]
[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(f)	Represents the current yield as of report date.

See Notes to Financial Statements

60	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Las Vegas Sands Corp.	Call	USD	54.50	7/02/15	130	$(975)
Baidu, Inc. — ADR	Call	USD	215.00	7/10/15	121	(1,815)
Las Vegas Sands Corp.	Call	USD	55.00	7/10/15	130	(3,770)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	64.00	7/10/15	171	(3,420)
Alibaba Group Holding Ltd. — ADR	Call	USD	92.50	7/17/15	150	(825)
Alibaba Group Holding Ltd. — ADR	Call	USD	95.00	7/17/15	150	(825)
Canadian Pacific Railway Ltd.	Call	CAD	225.00	7/17/15	130	(1,457)
Cemex SAB de CV — ADR	Call	USD	10.00	7/17/15	367	(2,386)
Element Financial Corp.	Call	CAD	18.00	7/17/15	1,810	(275,340)
Enbridge, Inc.	Call	CAD	62.00	7/17/15	37	(578)
Encana Corp.	Call	CAD	16.00	7/17/15	200	(2,402)
Gildan Activewear, Inc.	Call	CAD	40.00	7/17/15	600	(82,146)
Liberty Global PLC, Class A	Call	USD	52.50	7/17/15	525	(119,438)
MEG Energy Corp.	Call	CAD	21.00	7/17/15	300	(11,649)
Qunar Cayman Islands Ltd. — ADR	Call	USD	55.00	7/17/15	276	(3,450)
Shire PLC — ADR	Call	USD	260.00	7/17/15	230	(16,675)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	65.00	7/17/15	171	(2,394)
Alibaba Group Holding Ltd. — ADR	Call	USD	93.00	7/24/15	89	(890)
Las Vegas Sands Corp.	Call	USD	56.50	7/24/15	85	(3,995)
Mobileye NV	Call	USD	52.50	7/24/15	127	(31,432)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	63.00	7/24/15	167	(6,930)
Baidu, Inc. — ADR	Call	USD	225.00	7/31/15	120	(15,420)
Mobileye NV	Call	USD	52.50	7/31/15	126	(34,650)
Shire PLC — ADR	Call	USD	252.50	7/31/15	115	(43,412)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	62.50	7/31/15	168	(10,500)
Alibaba Group Holding Ltd. — ADR	Call	USD	87.50	8/07/15	46	(3,864)
Alibaba Group Holding Ltd. — ADR	Call	USD	92.50	8/21/15	46	(4,094)
Element Financial Corp.	Call	CAD	19.00	8/21/15	1,810	(224,620)
Encana Corp.	Call	CAD	16.00	8/21/15	1,020	(8,983)
Gildan Activewear, Inc.	Call	CAD	42.00	8/21/15	600	(55,965)
MEG Energy Corp.	Call	CAD	24.00	8/21/15	300	(7,926)
Qunar Cayman Islands Ltd. — ADR	Call	USD	50.00	8/21/15	20	(2,900)
Total						$(985,126)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Prudential PLC	UBS AG	Call	GBP	16.68	7/01/15	60,000	$(1)
Roche Holding AG	UBS AG	Call	CHF	265.13	7/01/15	21,000	(17,214)
Roche Holding AG	UBS AG	Call	CHF	278.70	7/01/15	8,500	—
Vodafone Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.35	7/01/15	105,000	(1,377)
Imperial Tobacco Group PLC	UBS AG	Call	GBP	34.16	7/02/15	56,000	(1)
Coway Co. Ltd.	Goldman Sachs International	Call	KRW	94,760.00	7/07/15	17,700	(11,480)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	4.90	7/07/15	57,700	(65,399)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	105.52	7/07/15	13,400	(5,255)
Hermes Microvision, Inc.	Citibank N.A.	Call	TWD	2,630.72	7/07/15	29,000	(1)
Wacker Chemie AG	Deutsche Bank AG	Call	EUR	111.38	7/07/15	12,000	(5)
AIA Group Ltd.	Citibank N.A.	Call	HKD	51.19	7/08/15	310,800	(24,305)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.82	7/08/15	115,000	(22)
Hargreaves Lansdown PLC	Morgan Stanley & Co. International PLC	Call	GBP	13.06	7/08/15	57,000	(8)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.40	7/08/15	10,000	(14,250)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.26	7/08/15	155,000	(12,221)
Toyota Motor Corp.	Goldman Sachs International	Call	JPY	8,585.00	7/08/15	29,000	(4,661)
Unibail-Rodamco SE	Deutsche Bank AG	Call	EUR	251.43	7/08/15	6,500	(21)
China Construction Bank Corp., Class H	Citibank N.A.	Call	HKD	7.49	7/09/15	2,653,000	(7,311)
Dalata Hotel Group PLC	Goldman Sachs International	Call	EUR	3.87	7/09/15	28,000	(190)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.88	7/09/15	1,375,000	(10,770)
Nabtesco Corp.	Citibank N.A.	Call	JPY	3,146.70	7/09/15	30,000	(5,756)
Novartis AG	Deutsche Bank AG	Call	CHF	95.22	7/09/15	50,000	(16,006)
Royal Dutch Shell PLC, A Shares	Morgan Stanley & Co. International PLC	Call	EUR	27.77	7/09/15	115,000	(57)
Ryanair Holdings PLC — ADR	Deutsche Bank AG	Call	USD	67.25	7/09/15	40,000	(179,906)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	28.10	7/09/15	231,300	(2,791)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	61

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

As of June 30, 2015, OTC options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
SMC Corp.	UBS AG	Call	JPY	38,300.55	7/09/15	13,600	$(15,490)
AXA SA	Morgan Stanley & Co. International PLC	Call	EUR	22.88	7/10/15	153,600	(75,807)
Sensata Technologies Holding NV	Goldman Sachs International	Call	USD	57.13	7/13/15	25,000	(783)
CRRC Corp. Ltd., Class H	Morgan Stanley & Co. International PLC	Call	HKD	12.79	7/14/15	697,000	(52,180)
CRRC Corp. Ltd., Class H	UBS AG	Call	HKD	13.31	7/14/15	991,000	(54,608)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,772.63	7/14/15	84,000	(11,893)
Vodafone Group PLC	Deutsche Bank AG	Call	GBP	2.41	7/14/15	543,000	(16,186)
Aalberts Industries NV	Deutsche Bank AG	Call	EUR	29.49	7/15/15	23,000	(301)
Adecco SA	Deutsche Bank AG	Call	CHF	76.14	7/15/15	12,000	(19,361)
AIA Group Ltd.	Citibank N.A.	Call	HKD	50.59	7/15/15	325,000	(47,866)
Anheuser-Busch InBev NV	Goldman Sachs International	Call	EUR	113.59	7/15/15	13,000	(7,607)
ASML Holding NV	Morgan Stanley & Co. International PLC	Call	EUR	98.24	7/15/15	41,000	(50,647)
Bayer AG	Morgan Stanley & Co. International PLC	Call	EUR	131.82	7/15/15	33,000	(55,798)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.40	7/15/15	10,000	(15,065)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.90	7/15/15	841,000	(5,681)
Nordea Bank AB	Morgan Stanley & Co. International PLC	Call	SEK	107.57	7/15/15	135,500	(16,899)
Novartis AG	UBS AG	Call	CHF	94.45	7/15/15	69,000	(57,530)
Orange SA	Deutsche Bank AG	Call	EUR	14.83	7/15/15	132,000	(21,088)
ORIX Corp.	Goldman Sachs International	Call	JPY	1,926.47	7/15/15	142,000	(14,251)
Panasonic Corp.	UBS AG	Call	JPY	1,721.95	7/15/15	153,000	(35,840)
Prudential PLC	UBS AG	Call	GBP	16.45	7/15/15	105,000	(3,328)
SAP SE	UBS AG	Call	EUR	67.62	7/15/15	31,500	(3,681)
Schneider Electric SE	Bank of America N.A.	Call	EUR	68.67	7/15/15	21,900	(1,566)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs International	Call	JPY	5,605.92	7/15/15	63,000	(47,503)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	5.14	7/16/15	70,000	(13,372)
ams AG	Morgan Stanley & Co. International PLC	Call	CHF	58.80	7/22/15	14,300	(236)
BP PLC	UBS AG	Call	GBP	4.45	7/22/15	558,000	(17,435)
Continental AG	Deutsche Bank AG	Call	EUR	208.52	7/22/15	15,000	(157,149)
Diageo PLC	Goldman Sachs International	Call	GBP	19.18	7/22/15	120,000	(50,084)
Diageo PLC	Goldman Sachs International	Call	GBP	19.20	7/22/15	28,100	(11,501)
Hargreaves Lansdown PLC	Morgan Stanley & Co. International PLC	Call	GBP	13.06	7/22/15	57,000	(569)
Infineon Technologies AG	Deutsche Bank AG	Call	EUR	12.05	7/22/15	150,000	(19,763)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.40	7/22/15	10,000	(15,776)
Lloyds Banking Group PLC	Bank of America N.A.	Call	GBP	0.90	7/22/15	841,000	(4,243)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.32	7/22/15	49,600	(5,892)
Sacyr SA	Goldman Sachs International	Call	EUR	3.73	7/22/15	383,273	(6,623)
Samsonite International SA	Citibank N.A.	Call	HKD	27.29	7/22/15	227,400	(15,217)
Telecom Italia Spa	Deutsche Bank AG	Call	EUR	1.14	7/22/15	1,072,000	(57,028)
Tencent Holdings Ltd.	Citibank N.A.	Call	HKD	158.15	7/22/15	220,000	(101,603)
UBS Group AG	UBS AG	Call	CHF	20.97	7/22/15	310,000	(55,454)
UniCredit SpA	Deutsche Bank AG	Call	EUR	6.54	7/22/15	227,000	(20,004)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.82	7/23/15	115,000	(2,128)
BAE Systems PLC	Goldman Sachs International	Call	GBP	5.17	7/23/15	315,000	(837)
Coway Co. Ltd.	UBS AG	Call	KRW	88,529.25	7/23/15	14,400	(65,667)
Kennedy Wilson Europe Real Estate PLC	UBS AG	Call	GBP	12.19	7/23/15	5,000	(6)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	3,071.42	7/23/15	47,500	(31,079)
Toyota Motor Corp.	UBS AG	Call	JPY	8,723.37	7/23/15	71,000	(26,831)
Unibail-Rodamco SE	Goldman Sachs International	Call	EUR	229.93	7/23/15	9,000	(35,167)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	5.47	7/24/15	40,000	(16,217)
Koninklijke Philips NV	Deutsche Bank AG	Call	EUR	25.40	7/28/15	44,000	(4,308)
Statoil ASA	Bank of America N.A.	Call	NOK	151.68	7/28/15	35,000	(6,895)
UniCredit SpA	Goldman Sachs International	Call	EUR	6.55	7/28/15	123,000	(14,244)
Anheuser-Busch InBev NV	Morgan Stanley & Co. International PLC	Call	EUR	108.84	7/29/15	28,900	(93,439)
Banca Generali SpA	UBS AG	Call	EUR	32.54	7/29/15	75,300	(57,337)
BNP Paribas SA	Bank of America N.A.	Call	EUR	55.06	7/29/15	50,000	(96,549)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	5.77	7/29/15	40,000	(8,355)
Dassault Aviation SA	Morgan Stanley & Co. International PLC	Call	EUR	1,173.88	7/29/15	240	(8,459)
FANUC Corp.	Goldman Sachs International	Call	JPY	26,052.72	7/29/15	16,000	(66,422)
Green REIT PLC	Goldman Sachs International	Call	EUR	1.50	7/29/15	95,000	(2,119)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.40	7/29/15	10,000	(16,173)
Mitsubishi Estate Co. Ltd.	Goldman Sachs International	Call	JPY	2,725.44	7/29/15	158,000	(65,944)

See Notes to Financial Statements

62	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

As of June 30, 2015, OTC options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Orange SA	Deutsche Bank AG	Call	EUR	14.28	7/29/15	175,200	$(97,563)
Royal Dutch Shell PLC, A Shares	Goldman Sachs International	Call	EUR	26.61	7/29/15	18,600	(4,445)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs International	Call	JPY	5,605.92	7/29/15	63,000	(73,173)
Adecco SA	Goldman Sachs International	Call	CHF	79.34	7/30/15	28,500	(29,415)
AIA Group Ltd.	Bank of America N.A.	Call	HKD	54.02	7/30/15	272,000	(15,168)
China Construction Bank Corp., Class H	Morgan Stanley & Co. International PLC	Call	HKD	7.65	7/30/15	1,680,000	(13,113)
Chugai Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,386.00	7/30/15	89,000	(53,466)
Liberty Global PLC, Class A	Deutsche Bank AG	Call	USD	53.00	7/30/15	36,200	(86,452)
Nordea Bank AB	Goldman Sachs International	Call	SEK	109.52	7/30/15	274,800	(36,825)
Vodafone Group PLC	UBS AG	Call	GBP	2.44	7/30/15	662,000	(33,240)
BAE Systems PLC	Morgan Stanley & Co. International PLC	Call	GBP	4.81	8/04/15	249,100	(12,161)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	56.52	8/04/15	25,800	(60,601)
Sacyr SA	Goldman Sachs International	Call	EUR	3.57	8/04/15	383,170	(30,670)
Samsonite International SA	UBS AG	Call	HKD	28.33	8/04/15	302,400	(14,760)
Wacker Chemie AG	Deutsche Bank AG	Call	EUR	102.61	8/04/15	11,800	(17,320)
Whitbread PLC	Morgan Stanley & Co. International PLC	Call	GBP	51.46	8/04/15	37,000	(28,505)
AXA SA	Bank of America N.A.	Call	EUR	23.24	8/05/15	112,100	(86,706)
BNP Paribas SA	Morgan Stanley & Co. International PLC	Call	EUR	55.60	8/05/15	41,000	(86,815)
Dalata Hotel Group PLC	Goldman Sachs International	Call	EUR	3.70	8/05/15	28,000	(2,433)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.40	8/05/15	10,000	(16,449)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	3,071.42	8/05/15	47,500	(39,158)
Nordea Bank AB	Morgan Stanley & Co. International PLC	Call	SEK	107.81	8/05/15	92,000	(16,253)
Royal Dutch Shell PLC, A Shares	Morgan Stanley & Co. International PLC	Call	EUR	25.77	8/05/15	60,000	(34,817)
AstraZeneca PLC	Bank of America N.A.	Call	GBP	42.68	8/06/15	78,000	(45,279)
Banca Generali SpA	UBS AG	Call	EUR	33.51	8/06/15	21,000	(11,046)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	62.29	8/06/15	26,000	(11,110)
Imperial Tobacco Group PLC	Goldman Sachs International	Call	GBP	33.27	8/06/15	32,000	(9,458)
Liberty Global PLC, Class A	Goldman Sachs International	Call	USD	57.51	8/06/15	81,100	(72,482)
SK Hynix, Inc.	UBS AG	Call	KRW	48,277.50	8/06/15	68,000	(8,478)
Hermes Microvision, Inc.	Deutsche Bank AG	Call	TWD	2,070.30	8/07/15	28,000	(90,131)
Ryanair Holdings PLC — ADR	Credit Suisse International	Call	USD	70.15	8/10/15	37,000	(117,705)
Aalberts Industries NV	Morgan Stanley & Co. International PLC	Call	EUR	27.20	8/11/15	24,000	(18,346)
Actelion Ltd.	UBS AG	Call	CHF	141.37	8/11/15	17,000	(83,927)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	5.47	8/11/15	40,000	(19,686)
Infineon Technologies AG	UBS AG	Call	EUR	12.05	8/11/15	150,000	(35,509)
Kennedy Wilson Europe Real Estate PLC	UBS AG	Call	GBP	12.19	8/11/15	5,000	(44)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,969.11	8/11/15	25,000	(117,915)
Aalberts Industries NV	Morgan Stanley & Co. International PLC	Call	EUR	27.07	8/12/15	26,600	(22,143)
Adecco SA	Morgan Stanley & Co. International PLC	Call	CHF	77.04	8/12/15	15,200	(32,700)
China Construction Bank Corp., Class H	Citibank N.A.	Call	HKD	8.10	8/12/15	3,400,000	(14,429)
Dassault Aviation SA	Morgan Stanley & Co. International PLC	Call	EUR	1,173.88	8/12/15	240	(10,511)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.99	8/12/15	10,000	(12,436)
Largan Precision Co. Ltd.	BNP Paribas S.A.	Call	TWD	3,697.20	8/12/15	26,000	(78,848)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.40	8/12/15	95,000	(14,861)
ORIX Corp.	Citibank N.A.	Call	JPY	1,947.49	8/12/15	102,000	(27,743)
Samsonite International SA	Citibank N.A.	Call	HKD	26.33	8/12/15	250,200	(40,195)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	28.32	8/12/15	315,000	(19,195)
Sumitomo Mitsui Financial Group, Inc.	Citibank N.A.	Call	JPY	5,628.99	8/12/15	30,000	(40,028)
UniCredit SpA	Bank of America N.A.	Call	EUR	6.29	8/12/15	227,000	(64,197)
Henkel AG & Co. KGaA	Morgan Stanley & Co. International PLC	Call	EUR	106.21	8/13/15	23,400	(47,532)
SAP SE	Deutsche Bank AG	Call	EUR	67.07	8/13/15	31,500	(18,302)
Sensata Technologies Holding NV	Deutsche Bank AG	Call	USD	55.54	8/13/15	29,000	(20,790)
BP PLC	Bank of America N.A.	Call	GBP	4.46	8/14/15	134,000	(4,628)
SABMiller PLC	Morgan Stanley & Co. International PLC	Call	GBP	34.92	8/14/15	65,000	(44,616)
Schneider Electric SE	Morgan Stanley & Co. International PLC	Call	EUR	67.05	8/14/15	21,800	(19,079)
UniCredit SpA	Bank of America N.A.	Call	EUR	6.65	8/14/15	227,000	(26,401)
Samsonite International SA	Citibank N.A.	Call	HKD	28.41	8/18/15	302,400	(19,702)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	63

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

As of June 30, 2015, OTC options written as were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Samsung Electronics Co. Ltd.	Goldman Sachs International	Call	KRW	1,341,060.00	8/18/15	4,800	$(92,163)
Telecom Italia Spa	Morgan Stanley & Co. International PLC	Call	EUR	1.20	8/18/15	1,072,000	(45,754)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	5.62	8/19/15	21,000	(8,450)
Enbridge, Inc.	Citibank N.A.	Call	CAD	62.23	8/19/15	9,000	(4,345)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	20.99	8/19/15	10,000	(12,792)
Nabtesco Corp.	Morgan Stanley & Co. International PLC	Call	JPY	3,233.40	8/19/15	31,700	(14,253)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	5.17	8/19/15	75,000	(21,614)
Statoil ASA	Deutsche Bank AG	Call	NOK	144.42	8/20/15	165,000	(89,493)
China Construction Bank Corp., Class H	Goldman Sachs International	Call	HKD	7.60	8/25/15	1,680,000	(30,006)
Aalberts Industries NV	Goldman Sachs International	Call	EUR	28.65	8/26/15	34,000	(14,583)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	5.76	8/26/15	118,700	(36,760)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	21.90	8/26/15	10,000	(8,696)
Lloyds Banking Group PLC	Deutsche Bank AG	Call	GBP	0.87	8/26/15	1,374,000	(41,882)
Koninklijke Philips NV	Deutsche Bank AG	Call	EUR	24.23	8/27/15	28,000	(15,078)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	21.90	9/02/15	10,000	(9,253)
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.20	9/02/15	100,000	(31,632)
SABMiller PLC	Bank of America N.A.	Call	GBP	34.92	9/04/15	65,000	(65,529)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	21.90	9/09/15	10,000	(9,476)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	5.26	9/09/15	75,000	(17,233)
Total							$(4,858,044)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Austria	$1,251,563	—	—	$1,251,563
Belgium	—	$10,066,018	—	10,066,018
British Virgin Islands	13,791,546	—	—	13,791,546
Canada	39,771,455	—	—	39,771,455
China	28,898,756	22,349,535	—	51,248,291
France	—	49,212,999	—	49,212,999
Germany	—	45,878,867	—	45,878,867
Hong Kong	—	11,871,274	—	11,871,274
India	16,836,318	9,989,303	—	26,825,621
Indonesia	—	6,587,651	—	6,587,651
Ireland	38,414,472	7,336,725	—	45,751,197
Israel	7,990,320	—	—	7,990,320
Italy	6,784,394	16,259,331	—	23,043,725
Japan	—	77,944,971	—	77,944,971

See Notes to Financial Statements

64	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Mexico	$6,732,756	—	—	$6,732,756
Netherlands	—	$29,650,369	—	29,650,369
New Zealand	—	5,684,176	—	5,684,176
Norway	—	8,192,207	—	8,192,207
Peru	6,001,066	—	—	6,001,066
South Africa	—	7,821,871	—	7,821,871
South Korea	—	21,271,827	—	21,271,827
Spain	13,746,454	12,788,980	—	26,535,434
Sweden	—	12,528,327	—	12,528,327
Switzerland	11,054,490	54,008,815	—	65,063,305
Taiwan	6,055,033	7,431,229	—	13,486,262
United Kingdom	21,159,406	119,972,325	$4,791,564	145,923,295
United States	12,071,666	11,246,415	—	23,318,081
Investment Companies	7,665,180	—	—	7,665,180
Preferred Stocks	—	—	11,018,073	11,018,073
Rights	169,168	—	—	169,168
Short-Term Securities	52,553,225	—	—	52,553,225

Total	$290,947,268	$548,093,215	$15,809,637	$854,850,120

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(985,127)	$(4,858,043)	—	$(5,843,170)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,024,979	—	—	$1,024,979
Cash pledged as collateral for OTC derivatives	6,388,619	—	—	6,388,619
Cash pledged as collateral for exchange-traded options written	3,159,000	—	—	3,159,000

Total	$10,572,598	—	—	$10,572,598

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1 [1]	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2 [1]
Assets:
Long-Term Investments:
Common Stocks	$20,575,940	—	—	$(20,575,940)

[1] Systematic Fair Value Prices were not utilized at period end for these investments.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	65

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2014	$4,688,215	$ 4,187,086	$ 8,875,301
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—		—
Net change in unrealized appreciation/depreciation[1,2]	103,349	6,830,987	6,934,336
Purchases	—	—	—
Sales	—		—
Closing Balance, as of June 30, 2015	$4,791,564	$11,018,073	$15,809,637

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2015[2]	$ 103,349	$ 6,805,140	$ 6,908,489

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of June 30, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$ 4,791,564	Market Comparable Companies	Tangible Book Value Multiple[1]	1.85x
Preferred Stocks	11,018,073	Probability-Weighted Expected Return Model	Revenue Growth Rate[1]	86.44%
			Discount Rate[1]	25.00%
			IPO Exit Probability[1]	65.00%
			Projected Revenue Multiple[1]	1.50x-3.35x
			Years to IPO[2]	1-3
Total	$15,809,637

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements

66	SEMI-ANNUAL REPORT	JUNE 30, 2015

Consolidated Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Resources & Commodities StrategyTrust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.1%
Johnson Controls, Inc. (a)	23,200	$1,149,096
Building Products — 0.1%
Kingspan Group PLC	31,800	767,864
Chemicals — 24.0%
Air Liquide SA	4,730	600,193
CF Industries Holdings, Inc. (a)	519,315	33,381,568
EI du Pont de Nemours & Co. (a)	287,700	18,398,415
Israel Chemicals Ltd.	625,000	4,365,275
K+S AG	113,440	4,778,624
Linde AG	2,900	549,590
Monsanto Co. (a)	459,194	48,945,488
The Mosaic Co. (a)	599,989	28,109,484
Novozymes A/S, B Shares	27,900	1,325,547
Potash Corp. of Saskatchewan, Inc. (a)	988,530	30,614,774
Praxair, Inc. (a)	157,600	18,841,080
Syngenta AG	133,900	54,634,136
Wacker Chemie AG	5,600	578,610
Yara International ASA	185,000	9,640,004

		254,762,788
Commercial Services & Supplies — 0.1%
Covanta Holding Corp.	9,900	209,781
Tetra Tech, Inc.	46,240	1,185,594

		1,395,375
Construction & Engineering — 0.0%
Quanta Services, Inc. (a)(b)	11,200	322,784
Electric Utilities — 0.2%
Fortum OYJ	16,900	300,228
ITC Holdings Corp. (a)	29,300	942,874
NextEra Energy, Inc.	10,100	990,103

		2,233,205
Electrical Equipment — 0.4%
ABB Ltd.	25,400	532,342
Eaton Corp PLC (a)	8,700	587,163
Gamesa Corp. Tecnologica SA	27,700	437,597
Regal Beloit Corp.	11,300	820,267
Schneider Electric SE	10,700	740,859
Vestas Wind Systems A/S	13,933	694,470

		3,812,698
Electronic Equipment, Instruments & Components — 0.1%
Azbil Corp.	9,800	253,394
Itron, Inc. (b)	6,800	234,192

		487,586
Energy Equipment & Services — 0.6%
Schlumberger Ltd. (a)	72,803	6,274,890
Food & Staples Retailing — 0.7%
The Andersons, Inc.	161,200	6,286,800
Total Produce PLC	990,000	1,336,585

		7,623,385
Food Products — 10.3%
Archer-Daniels-Midland Co. (a)	651,530	31,416,777
BRF SA — ADR	131,088	2,741,050
Bunge Ltd.	162,116	14,233,785
First Resources Ltd.	4,942,000	7,485,377
Ingredion, Inc.	187,895	14,995,900
Origin Enterprises PLC	509,040	4,511,659
Scandi Standard AB	1,065,000	6,484,039
Select Harvests Ltd.	250,000	2,118,984
Tyson Foods, Inc., Class A (a)	585,700	24,968,391

Common Stocks	Shares	Value
Food Products (concluded)
Wynnstay Group PLC	24,600	$225,151

		109,181,113
Independent Power and Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd., Class H	488,000	541,656
EDP Renovaveis SA	119,300	848,607
Enel Green Power SpA	223,400	436,705
Greenko Group PLC (b)	59,000	57,476
Ormat Technologies, Inc. (a)	10,800	406,944

		2,291,388
Industrial Conglomerates — 0.3%
Danaher Corp. (a)	16,800	1,437,912
Roper Industries, Inc. (a)	12,840	2,214,386

		3,652,298
Machinery — 0.5%
IDEX Corp. (a)	9,150	719,007
Pall Corp.	9,300	1,157,385
Pentair PLC (a)	23,960	1,647,250
Watts Water Technologies, Inc., Class A (a)	27,300	1,415,505

		4,939,147
Metals & Mining — 27.2%
Allegheny Technologies, Inc. (a)	35,000	1,057,000
Alumina Ltd.	5,770,946	6,793,000
BHP Billiton Ltd. — ADR (a)	798,580	32,510,192
BHP Billiton PLC	750,530	14,756,593
Eldorado Gold Corp.	2,596,107	10,766,881
First Quantum Minerals Ltd. (a)	2,044,172	26,726,444
Fresnillo PLC	1,150,700	12,548,079
Glencore PLC	7,083,438	28,405,851
Iluka Resources Ltd.	3,100,000	18,332,510
Lundin Mining Corp. (b)	2,730,523	11,215,038
MMC Norilsk Nickel PJSC — ADR	858,313	14,461,955
Nevsun Resources Ltd.	4,743,982	17,851,654
OZ Minerals Ltd.	3,002,700	9,207,981
Rio Tinto PLC	504,659	20,758,000
Rio Tinto PLC — ADR (a)	479,800	19,772,558
Southern Copper Corp. (a)	742,979	21,851,012
Tahoe Resources, Inc.	800,000	9,697,358
Teck Resources Ltd., Class B	1,125,000	11,148,750

		287,860,856
Multi-Utilities — 0.4%
Hera SpA	357,100	893,358
National Grid PLC	33,700	433,744
Veolia Environnement SA	126,000	2,579,792

		3,906,894
Oil, Gas & Consumable Fuels — 27.1%
Anadarko Petroleum Corp. (a)	67,140	5,240,948
BP PLC — ADR (a)(c)	898,760	35,914,450
Cairn Energy PLC (b)	3,032,880	8,077,743
Canadian Oil Sands Ltd. (a)	1,257,000	10,164,692
Chevron Corp. (a)(c)	444,380	42,869,339
China Shenhua Energy Co. Ltd., Class H	8,620,000	19,631,453
ConocoPhillips (a)(c)	488,760	30,014,752
Enbridge, Inc. (a)	408,810	19,118,168
Eni SpA — ADR (a)	242,270	8,619,967
Exxon Mobil Corp. (a)(c)	703,110	58,498,752
Imperial Oil Ltd. (a)	287,490	11,105,999
Inpex Corp.	357,600	4,059,101
Royal Dutch Shell PLC, A Shares — ADR (a)	258,824	14,755,556

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	67

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Southwestern Energy Co. (b)	160,420	$3,646,347
Statoil ASA	229,931	4,111,858
Total SA — ADR (a)	238,270	11,715,736

		287,544,861
Paper & Forest Products — 3.0%
Canfor Corp. (a)(b)	259,500	5,651,241
Interfor Corp. (a)(b)	494,000	8,104,131
International Paper Co. (a)	382,110	18,184,615
Precious Woods Holding AG (b)	20,000	71,662

		32,011,649
Real Estate Investment Trusts (REITs) — 2.5%
Weyerhaeuser Co. (a)	826,700	26,041,050
Semiconductors & Semiconductor Equipment — 0.1%
AIXTRON SE (b)	7,600	51,354
SMA Solar Technology AG (b)(d)	2,600	58,060
Trina Solar Ltd. — ADR (a)(b)	64,800	754,272
Veeco Instruments, Inc. (a)(b)	11,200	321,888

		1,185,574
Water Utilities — 1.4%
American States Water Co.	75,800	2,834,162
American Water Works Co., Inc. (a)	51,600	2,509,308
Aqua America, Inc.	116,525	2,853,697
California Water Service Group	86,200	1,969,670
Pennon Group PLC	215,200	2,741,379
United Utilities Group PLC	158,381	2,218,330

		15,126,546
Total Common Stocks — 99.3%		1,052,571,047

Preferred Stocks	Shares	Value
Food Products — 0.5%
Tyson Foods, Inc. (b)	99,842	$5,142,861
Total Long-Term Investments (Cost — $1,074,195,178) — 99.8%		1,057,713,908

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	8,688,429	8,688,429
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.23% (e)(f)(g)	$32	31,761
Total Short-Term Securities (Cost — $8,720,190) — 0.8%		8,720,190
Total Investments Before Options Written (Cost — $1,082,915,368) — 100.6%		1,066,434,098

Options Written
(Premiums Received — $7,620,387) — (0.3)%		(3,564,431)
Total Investments Net of Options Written — 100.3%		1,062,869,667
Liabilities in Excess of Other Assets — (0.3)%		(2,921,795)

Net Assets — 100.0%		$1,059,947,872

Notes to Schedule of Investments
(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Security, or a portion of security, is on loan.
(e)

During the six months ended June 30, 2015, Investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	29,478,327	(20,789,898)	8,688,429	$ 6,315
BlackRock Liquidity Series, LLC Money Market Series	$ 2,373,800	$ (2,342,039)	$ 31,761	$22,264	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements

68	SEMI-ANNUAL REPORT	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Anadarko Petroleum Corp.	Call	USD	88.50	7/02/15	132	$(660)
CF Industries Holdings, Inc.	Call	USD	64.00	7/02/15	985	(77,815)
Eaton Corp PLC	Call	USD	73.00	7/02/15	31	(930)
EI du Pont de Nemours & Co.	Call	USD	73.00	7/02/15	681	(2,043)
International Paper Co.	Call	USD	52.50	7/02/15	425	(1,275)
Weyerhaeuser Co.	Call	USD	33.00	7/02/15	1,395	(13,950)
Roper Industries, Inc.	Call	USD	177.51	7/07/15	44	(979)
Trina Solar Ltd. — ADR	Call	USD	13.01	7/07/15	110	(204)
BP PLC — ADR	Call	USD	43.50	7/10/15	650	(3,900)
Chevron Corp.	Call	USD	107.00	7/10/15	289	(9,826)
ConocoPhillips	Call	USD	65.50	7/10/15	400	(1,600)
Exxon Mobil Corp.	Call	USD	87.50	7/10/15	472	(1,652)
International Paper Co.	Call	USD	51.50	7/10/15	488	(4,392)
Schlumberger Ltd.	Call	USD	93.50	7/10/15	80	(720)
Allegheny Technologies, Inc.	Call	USD	32.50	7/17/15	122	(2,440)
Archer-Daniels-Midland Co.	Call	USD	55.00	7/17/15	747	(3,735)
BHP Billiton Ltd. — ADR	Call	USD	47.50	7/17/15	750	(3,000)
BP PLC — ADR	Call	USD	44.00	7/17/15	655	(2,292)
Canadian Oil Sands Ltd.	Call	CAD	11.00	7/17/15	600	(8,407)
Canfor Corp.	Call	CAD	27.00	7/17/15	610	(36,629)
Chevron Corp.	Call	USD	107.05	7/17/15	289	(133)
ConocoPhillips	Call	USD	67.50	7/17/15	106	(636)
Danaher Corp.	Call	USD	90.00	7/17/15	58	(1,305)
EI du Pont de Nemours & Co.	Call	USD	72.50	7/17/15	325	(1,138)
Enbridge, Inc.	Call	CAD	62.00	7/17/15	121	(1,889)
Exxon Mobil Corp.	Call	USD	87.50	7/17/15	506	(3,036)
First Quantum Minerals Ltd.	Call	CAD	20.00	7/17/15	1,460	(8,767)
IDEX Corp.	Call	USD	80.00	7/17/15	32	(1,680)
Imperial Oil Ltd.	Call	CAD	52.00	7/17/15	330	(3,303)
Interfor Corp.	Call	CAD	20.00	7/17/15	581	(38,377)
Interfor Corp.	Call	CAD	21.00	7/17/15	284	(7,390)
Johnson Controls, Inc.	Call	USD	55.00	7/17/15	100	(750)
Monsanto Co.	Call	USD	120.00	7/17/15	400	(5,000)
Pentair PLC	Call	USD	65.00	7/17/15	83	(34,445)
Praxair, Inc.	Call	USD	125.50	7/17/15	275	(5,536)
Quanta Services, Inc.	Call	USD	30.00	7/17/15	40	(1,000)
Rio Tinto PLC — ADR	Call	USD	47.50	7/17/15	625	(3,125)
Royal Dutch Shell PLC, A Shares — ADR	Call	USD	62.50	7/17/15	450	(6,750)
Southern Copper Corp.	Call	USD	31.00	7/17/15	1,300	(22,750)
Total SA — ADR	Call	USD	52.50	7/17/15	253	(5,692)
Trina Solar Ltd. — ADR	Call	USD	13.00	7/17/15	113	(1,130)
Tyson Foods, Inc., Class A	Call	USD	43.00	7/17/15	506	(32,890)
Tyson Foods, Inc., Class A	Call	USD	45.00	7/17/15	504	(7,560)
Veeco Instruments, Inc.	Call	USD	33.00	7/17/15	40	(400)
Watts Water Technologies, Inc., Class A	Call	USD	55.00	7/17/15	100	(4,500)
Anadarko Petroleum Corp.	Call	USD	82.50	7/24/15	51	(2,932)
Archer-Daniels-Midland Co.	Call	USD	50.50	7/24/15	394	(10,835)
Archer-Daniels-Midland Co.	Call	USD	52.00	7/24/15	200	(2,100)
BP PLC — ADR	Call	USD	42.00	7/24/15	500	(9,750)
Chevron Corp.	Call	USD	101.00	7/24/15	521	(15,370)
Chevron Corp.	Call	USD	105.00	7/24/15	306	(7,038)
Exxon Mobil Corp.	Call	USD	87.00	7/24/15	475	(7,838)
Monsanto Co.	Call	USD	108.00	7/24/15	404	(82,820)
The Mosaic Co.	Call	USD	46.50	7/24/15	500	(66,750)
Praxair, Inc.	Call	USD	123.51	7/28/15	276	(23,085)
Ormat Technologies, Inc.	Call	USD	38.81	7/30/15	37	(3,435)
Archer-Daniels-Midland Co.	Call	USD	53.00	7/31/15	940	(13,630)
BP PLC — ADR	Call	USD	41.50	7/31/15	600	(25,500)
CF Industries Holdings, Inc.	Call	USD	64.00	7/31/15	835	(169,088)
Chevron Corp.	Call	USD	98.50	7/31/15	150	(17,925)
Exxon Mobil Corp.	Call	USD	85.50	7/31/15	506	(31,625)
Monsanto Co.	Call	USD	108.00	7/31/15	404	(96,152)
Monsanto Co.	Call	USD	115.00	7/31/15	200	(13,100)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	69

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Monsanto Co.	Call	USD	121.00	7/31/15	200	$(4,300)
International Paper Co.	Call	USD	49.50	8/07/15	425	(30,388)
Weyerhaeuser Co.	Call	USD	33.00	8/07/15	750	(20,625)
BHP Billiton Ltd. — ADR	Call	USD	44.50	8/10/15	710	(22,521)
American Water Works Co., Inc.	Call	USD	51.00	8/21/15	58	(2,386)
BHP Billiton Ltd. — ADR	Call	USD	47.50	8/21/15	750	(9,000)
BP PLC — ADR	Call	USD	42.00	8/21/15	370	(14,245)
Canfor Corp.	Call	CAD	27.00	8/21/15	300	(31,225)
Eni SpA — ADR	Call	USD	40.00	8/21/15	297	(19,305)
Exxon Mobil Corp.	Call	USD	86.05	8/21/15	504	(31,431)
First Quantum Minerals Ltd.	Call	CAD	18.00	8/21/15	2,000	(84,868)
Imperial Oil Ltd.	Call	CAD	50.00	8/21/15	330	(25,232)
Interfor Corp.	Call	CAD	20.00	8/21/15	864	(89,928)
ITC Holdings Corp.	Call	USD	35.00	8/21/15	20	(400)
The Mosaic Co.	Call	USD	47.50	8/21/15	800	(106,800)
Potash Corp. of Saskatchewan, Inc.	Call	USD	32.00	8/21/15	1,725	(99,188)
Schlumberger Ltd.	Call	USD	90.00	8/21/15	175	(23,100)
Southern Copper Corp.	Call	USD	32.00	8/21/15	1,300	(45,500)
Total SA — ADR	Call	USD	52.50	8/21/15	290	(21,025)
Tyson Foods, Inc., Class A	Call	USD	43.00	8/21/15	515	(74,675)
Weyerhaeuser Co.	Call	USD	33.00	8/21/15	750	(26,250)
Total						$(1,756,996)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
American States Water Co.	UBS AG	Call	USD	39.66	7/01/15	13,300	$—
Aqua America, Inc.	Credit Suisse International	Call	USD	26.65	7/01/15	40,800	(1)
Select Harvests Ltd.	Citibank N.A.	Call	AUD	9.01	7/01/15	17,000	(25,980)
First Resources Ltd.	Citibank N.A.	Call	SGD	2.03	7/02/15	270,000	(5,594)
ITC Holdings Corp.	Citibank N.A.	Call	USD	36.32	7/06/15	3,600	(2)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	54.02	7/07/15	9,400	—
Eldorado Gold Corp.	Morgan Stanley & Co. International PLC	Call	CAD	6.36	7/07/15	120,000	(2)
Eni SpA — ADR	Deutsche Bank AG	Call	USD	38.37	7/07/15	55,000	(976)
Fresnillo PLC	Goldman Sachs International	Call	GBP	7.46	7/07/15	90,000	(3,820)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.03	7/07/15	788,204	(555)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	6.43	7/07/15	250,000	(2)
Wacker Chemie AG	Deutsche Bank AG	Call	EUR	111.38	7/07/15	1,000	—
EDP Renovaveis SA	UBS AG	Call	EUR	6.88	7/08/15	15,500	(37)
First Quantum Minerals Ltd.	Morgan Stanley & Co. International PLC	Call	CAD	19.01	7/08/15	100,000	(1,097)
First Resources Ltd.	Citibank N.A.	Call	SGD	2.03	7/08/15	270,000	(7,851)
MMC Norilsk Nickel PJSC — ADR	Deutsche Bank AG	Call	USD	18.97	7/08/15	118,000	(225)
Origin Enterprises PLC	Morgan Stanley & Co. International PLC	Call	EUR	8.35	7/08/15	30,000	(265)
Alumina Ltd.	UBS AG	Call	AUD	1.81	7/09/15	669,900	(16)
Rio Tinto PLC	Goldman Sachs International	Call	GBP	30.83	7/09/15	30,000	(2)
United Utilities Group PLC	Bank of America N.A.	Call	GBP	10.19	7/09/15	55,500	(1)
Yara International ASA	Goldman Sachs International	Call	NOK	396.18	7/09/15	32,500	(59,254)
China Shenhua Energy Co. Ltd., Class H	UBS AG	Call	HKD	20.19	7/10/15	1,500,000	(37)
Iluka Resources Ltd.	UBS AG	Call	AUD	8.64	7/10/15	385,000	(1,567)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	103.91	7/10/15	3,500	(147)
OZ Minerals Ltd.	UBS AG	Call	AUD	4.84	7/10/15	250,000	(210)
Teck Resources Ltd., Class B	Deutsche Bank AG	Call	USD	15.77	7/13/15	167,000	(2)
China Longyuan Power Group Corp. Ltd., Class H	Deutsche Bank AG	Call	HKD	9.93	7/14/15	85,000	(3)
Inpex Corp.	Citibank N.A.	Call	JPY	1,489.71	7/14/15	125,000	(3,663)
Israel Chemicals Ltd.	Bank of America N.A.	Call	ILS	29.25	7/14/15	110,000	(242)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	6.43	7/14/15	250,000	(18)
Select Harvests Ltd.	UBS AG	Call	AUD	9.52	7/14/15	14,000	(15,870)
BHP Billiton PLC	Deutsche Bank AG	Call	GBP	13.81	7/15/15	88,000	(24,776)
Cairn Energy PLC	UBS AG	Call	GBP	1.75	7/15/15	200,000	(9,022)

See Notes to Financial Statements

70	SEMI-ANNUAL REPORT	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

As of June 30, 2015, OTC options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
First Resources Ltd.	Citibank N.A.	Call	SGD	2.03	7/15/15	270,000	$(9,308)
Origin Enterprises PLC	Bank of America N.A.	Call	EUR	8.44	7/15/15	30,000	(572)
Schneider Electric SE	Bank of America N.A.	Call	EUR	68.67	7/15/15	1,900	(136)
California Water Service Group	Credit Suisse International	Call	USD	24.17	7/16/15	15,200	(499)
Scandi Standard AB	Morgan Stanley & Co. International PLC	Call	SEK	53.04	7/16/15	15,000	(442)
Teck Resources Ltd., Class B	Credit Suisse International	Call	USD	14.79	7/21/15	113,000	(7)
Alumina Ltd.	Morgan Stanley & Co. International PLC	Call	AUD	1.70	7/22/15	680,000	(794)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.61	7/22/15	5,500	(464)
First Resources Ltd.	Citibank N.A.	Call	SGD	2.03	7/22/15	270,000	(12,227)
Glencore PLC	Deutsche Bank AG	Call	GBP	2.81	7/22/15	527,681	(19,438)
Iluka Resources Ltd.	UBS AG	Call	AUD	8.98	7/22/15	385,000	(3,926)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	6.44	7/22/15	238,000	(196)
OZ Minerals Ltd.	UBS AG	Call	AUD	4.85	7/22/15	250,000	(1,165)
Select Harvests Ltd.	UBS AG	Call	AUD	9.83	7/22/15	13,400	(12,249)
Fresnillo PLC	Deutsche Bank AG	Call	GBP	7.32	7/23/15	125,000	(30,746)
Origin Enterprises PLC	Morgan Stanley & Co. International PLC	Call	EUR	8.36	7/23/15	30,000	(1,589)
Rio Tinto PLC	Morgan Stanley & Co. International PLC	Call	GBP	28.46	7/23/15	46,600	(7,953)
Scandi Standard AB	Bank of America N.A.	Call	SEK	54.58	7/23/15	15,000	(290)
Nevsun Resources Ltd.	Citibank N.A.	Call	CAD	5.17	7/27/15	150,000	(5,840)
Cairn Energy PLC	Bank of America N.A.	Call	GBP	1.90	7/28/15	204,000	(4,013)
Ingredion, Inc.	Citibank N.A.	Call	USD	81.37	7/28/15	33,000	(30,090)
Azbil Corp.	Citibank N.A.	Call	JPY	3,398.65	7/29/15	1,700	(131)
BHP Billiton PLC	Bank of America N.A.	Call	GBP	13.91	7/29/15	44,000	(22,593)
California Water Service Group	Goldman Sachs International	Call	USD	23.63	7/29/15	15,000	(3,070)
China Longyuan Power Group Corp. Ltd., Class H	UBS AG	Call	HKD	8.97	7/29/15	85,000	(1,606)
Enel Green Power SpA	UBS AG	Call	EUR	1.89	7/29/15	39,000	(445)
First Resources Ltd.	Citibank N.A.	Call	SGD	2.03	7/29/15	270,000	(13,201)
OZ Minerals Ltd.	Citibank N.A.	Call	AUD	4.72	7/29/15	300,000	(4,503)
Scandi Standard AB	Bank of America N.A.	Call	SEK	54.58	7/29/15	15,000	(400)
Total Produce PLC	UBS AG	Call	EUR	1.16	7/29/15	35,000	(2,360)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	52.23	7/30/15	2,800	(591)
Gamesa Corp. Tecnologica SA	Morgan Stanley & Co. International PLC	Call	EUR	14.48	7/30/15	9,700	(3,499)
Pennon Group PLC	UBS AG	Call	GBP	8.46	7/30/15	75,300	(6,118)
Syngenta AG	Goldman Sachs International	Call	CHF	420.08	7/30/15	16,000	(77,148)
Veolia Environnement SA	Morgan Stanley & Co. International PLC	Call	EUR	18.93	7/30/15	22,000	(12,170)
Yara International ASA	Bank of America N.A.	Call	NOK	417.17	7/30/15	32,500	(31,390)
First Quantum Minerals Ltd.	Deutsche Bank AG	Call	CAD	18.53	7/31/15	143,000	(28,581)
Fresnillo PLC	Deutsche Bank AG	Call	GBP	7.71	7/31/15	90,000	(16,591)
Imperial Oil Ltd.	Deutsche Bank AG	Call	CAD	50.40	7/31/15	34,000	(14,050)
MMC Norilsk Nickel PJSC — ADR	Deutsche Bank AG	Call	USD	18.00	8/03/15	209,800	(56,596)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	Call	USD	45.37	8/03/15	31,500	(9,860)
China Shenhua Energy Co. Ltd., Class H	UBS AG	Call	HKD	21.22	8/04/15	1,518,000	(6,773)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	56.52	8/04/15	86,200	(202,474)
Total Produce PLC	UBS AG	Call	EUR	1.21	8/04/15	34,000	(1,060)
Tyson Foods, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	43.93	8/04/15	52,400	(52,159)
Wacker Chemie AG	Deutsche Bank AG	Call	EUR	102.61	8/04/15	1,000	(1,468)
Alumina Ltd.	Goldman Sachs International	Call	AUD	1.63	8/05/15	670,000	(16,781)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.85	8/05/15	100,000	(4,420)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.89	8/05/15	144,000	(4,504)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.61	8/05/15	5,500	(689)
Hera SpA	Bank of America N.A.	Call	EUR	2.28	8/05/15	125,000	(7,401)
Iluka Resources Ltd.	UBS AG	Call	AUD	8.38	8/05/15	315,000	(31,571)
Scandi Standard AB	Morgan Stanley & Co. International PLC	Call	SEK	51.26	8/05/15	15,000	(2,074)
Select Harvests Ltd.	UBS AG	Call	AUD	10.57	8/05/15	21,000	(10,486)
Veolia Environnement SA	Goldman Sachs International	Call	EUR	18.93	8/05/15	22,000	(13,448)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	62.29	8/06/15	22,300	(9,529)
Origin Enterprises PLC	Bank of America N.A.	Call	EUR	8.43	8/06/15	30,000	(2,258)
Total SA — ADR	Morgan Stanley & Co. International PLC	Call	USD	52.26	8/06/15	14,500	(7,745)
American States Water Co.	Credit Suisse International	Call	USD	38.16	8/10/15	13,300	(17,588)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	71

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

As of June 30, 2015, OTC options written as were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Fresnillo PLC	Deutsche Bank AG	Call	GBP	7.42	8/11/15	67,000	$(19,365)
Glencore PLC	Deutsche Bank AG	Call	GBP	2.82	8/11/15	525,000	(13,475)
Total Produce PLC	UBS AG	Call	EUR	1.21	8/11/15	34,000	(1,162)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	1.89	8/12/15	144,000	(5,583)
First Resources Ltd.	Morgan Stanley & Co. International PLC	Call	SGD	2.13	8/12/15	180,000	(5,123)
Fresnillo PLC	Goldman Sachs International	Call	GBP	7.34	8/12/15	50,000	(16,232)
Rio Tinto PLC — ADR	Deutsche Bank AG	Call	USD	44.96	8/13/15	37,000	(11,177)
Syngenta AG	Goldman Sachs International	Call	CHF	420.08	8/13/15	16,000	(96,232)
Nevsun Resources Ltd.	Citibank N.A.	Call	CAD	5.17	8/14/15	150,000	(10,621)
Rio Tinto PLC	Deutsche Bank AG	Call	GBP	27.90	8/14/15	50,000	(11,462)
Schneider Electric SE	Morgan Stanley & Co. International PLC	Call	EUR	67.05	8/14/15	1,900	(1,663)
Bunge Ltd.	Deutsche Bank AG	Call	USD	91.66	8/17/15	56,700	(40,585)
Select Harvests Ltd.	Morgan Stanley & Co. International PLC	Call	AUD	10.18	8/17/15	21,400	(15,922)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.66	8/18/15	638,329	(80,538)
Enbridge, Inc.	Citibank N.A.	Call	CAD	62.23	8/19/15	22,400	(10,814)
First Resources Ltd.	Deutsche Bank AG	Call	SGD	2.06	8/19/15	200,000	(10,425)
National Grid PLC	Bank of America N.A.	Call	GBP	8.67	8/19/15	12,000	(923)
Total Produce PLC	Morgan Stanley & Co. International PLC	Call	EUR	1.24	8/19/15	35,000	(1,034)
Total SA — ADR	Morgan Stanley & Co. International PLC	Call	USD	52.26	8/20/15	14,500	(11,237)
Azbil Corp.	UBS AG	Call	JPY	3,361.73	8/25/15	1,700	(444)
Scandi Standard AB	Morgan Stanley & Co. International PLC	Call	SEK	51.26	8/26/15	15,000	(2,723)
Syngenta AG	Goldman Sachs International	Call	CHF	391.68	8/26/15	17,500	(286,783)
Total Produce PLC	Morgan Stanley & Co. International PLC	Call	EUR	1.24	8/26/15	35,000	(1,128)
Rio Tinto PLC	Deutsche Bank AG	Call	GBP	27.90	8/27/15	50,000	(17,579)
Rio Tinto PLC — ADR	Deutsche Bank AG	Call	USD	44.96	8/27/15	37,000	(15,945)
Ingredion, Inc.	Credit Suisse International	Call	USD	81.67	8/31/15	32,800	(83,814)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.78	9/03/15	270,000	(29,339)
Total Produce PLC	Morgan Stanley & Co. International PLC	Call	EUR	1.24	9/09/15	35,000	(1,303)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.53	9/16/15	15,300	(4,292)
Total							$(1,807,435)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

72	SEMI-ANNUAL REPORT	JUNE 30, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities StrategyTrust (BCX)

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$1,149,096	—	—	$1,149,096
Building Products	—	$767,864	—	767,864
Chemicals	183,069,433	71,693,355	—	254,762,788
Commercial Services & Supplies	1,395,375	—	—	1,395,375
Construction & Engineering	322,784	—	—	322,784
Electric Utilities	1,932,977	300,228	—	2,233,205
Electrical Equipment	1,407,430	2,405,268	—	3,812,698
Electronic Equipment, Instruments & Components	234,192	253,394	—	487,586
Energy Equipment & Services	6,274,890	—	—	6,274,890
Food & Staples Retailing	7,623,385	—	—	7,623,385
Food Products	100,578,090	8,603,023	—	109,181,113
Independent Power and Renewable Electricity Producers	464,420	1,826,968	—	2,291,388
Industrial Conglomerates	3,652,298	—	—	3,652,298
Machinery	4,939,147	—	—	4,939,147
Metals & Mining	162,596,887	125,263,969	—	287,860,856
Multi-Utilities	—	3,906,894	—	3,906,894
Oil, Gas & Consumable Fuels	251,664,706	35,880,155	—	287,544,861
Paper & Forest Products	31,939,987	71,662	—	32,011,649
Real Estate Investment Trusts (REITs)	26,041,050	—	—	26,041,050
Semiconductors & Semiconductor Equipment	1,076,160	109,414	—	1,185,574
Water Utilities	10,166,837	4,959,709	—	15,126,546
Preferred Stocks	5,142,861	—	—	5,142,861
Short-Term Securities	8,688,429	31,761	—	8,720,190

Total	$810,360,434	$256,073,664	—	$1,066,434,098

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(1,667,284)	$(1,897,147)	$—	$(3,564,431)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$22,337	—	—	$22,337
Liabilities:
Collateral on securities loaned at value	—	$(31,761)	—	(31,761)

Total	$22,337	$(31,761)	—	$(9,424)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	73

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles — 0.7%
Tesla Motors, Inc. (a)(b)	11,900	$3,192,294
Commercial Services & Supplies — 0.5%
Atento SA (a)	146,262	2,103,248
Communications Equipment — 2.0%
Cisco Systems, Inc. (b)	126,900	3,484,674
Finisar Corp. (a)	52,268	934,029
JDS Uniphase Corp. (a)(b)	389,900	4,515,042

		8,933,745
Diversified Telecommunication Services — 1.3%
Cellnex Telecom SAU (a)	197,321	3,338,253
Link Net Tbk PT (a)	6,200,600	2,360,251

		5,698,504
Electronic Equipment, Instruments & Components — 5.0%
Alps Electric Co. Ltd.	122,800	3,787,801
CDW Corp.	136,800	4,689,504
Fitbit, Inc., Class A (a)(b)	36,100	1,380,103
Largan Precision Co. Ltd.	82,000	9,368,163
PAX Global Technology Ltd. (a)	2,346,000	3,365,458

		22,591,029
Health Care Providers & Services — 0.0%
Teladoc, Inc. (a)	1,800	34,200
Health Care Technology — 0.5%
Inovalon Holdings, Inc., Class A (a)(b)	80,600	2,248,740
Hotels, Restaurants & Leisure — 0.6%
Six Flags Entertainment Corp. (b)	56,300	2,525,055
Household Durables — 1.8%
Sony Corp. (a)	289,900	8,232,251
Internet & Catalog Retail — 5.7%
Amazon.com, Inc. (a)(b)	21,000	9,115,890
Ensogo Ltd. (a)	3,465,657	441,199
MakeMyTrip Ltd. (a)	113,100	2,225,808
Netflix, Inc. (a)(b)	8,900	5,846,766
Qunar Cayman Islands Ltd. — ADR (a)(b)	81,700	3,500,845
Vipshop Holdings Ltd. — ADR (a)(b)	208,500	4,639,125

		25,769,633
Internet Software & Services — 18.6%
58.com, Inc. — ADR (a)(b)	94,900	6,079,294
Alibaba Group Holding Ltd. — ADR (a)(b)	61,400	5,051,378
comScore, Inc. (a)(b)	55,000	2,929,300
Cvent, Inc. (a)(b)	84,700	2,183,566
Facebook, Inc., Class A (a)(b)	231,100	19,820,292
Google, Inc., Class A (a)(b)	37,700	20,359,508
Hortonworks, Inc. (a)(c)	121,935	3,087,394
LendingClub Corp. (a)(b)	133,300	1,966,175
LinkedIn Corp., Class A (a)(b)	18,900	3,905,307
NetEase, Inc. — ADR (b)	20,300	2,940,760
New Relic, Inc. (a)	69,200	2,435,148
Tencent Holdings Ltd.	633,500	12,642,949

		83,401,071
IT Services — 10.7%
Alliance Data Systems Corp. (a)(b)	17,100	4,992,174
Cognizant Technology Solutions Corp., Class A (a)(b)	102,000	6,231,180
Euronet Worldwide, Inc. (a)(b)	38,300	2,363,110
Fidelity National Information Services, Inc. (b)	62,200	3,843,960
Global Payments, Inc. (b)	35,300	3,651,785
Luxoft Holding, Inc. (a)	49,100	2,776,605
MasterCard, Inc., Class A (b)	96,900	9,058,212

Common Stocks	Shares	Value
IT Services (concluded)
My EG Services Bhd	2,717,300	$2,001,127
Sabre Corp.	167,000	3,974,600
Visa, Inc., Class A (b)	135,200	9,078,680

		47,971,433
Media — 4.5%
Eros International PLC (a)	178,405	4,481,534
Liberty Global PLC, Class A (a)(b)	67,500	3,649,725
Naspers Ltd., N Shares	43,800	6,811,092
Rentrak Corp. (a)(b)	35,200	2,456,960
Time Warner, Inc. (b)	32,800	2,867,048

		20,266,359
Professional Services — 1.9%
ManpowerGroup, Inc. (b)	30,500	2,726,090
TechnoPro Holdings, Inc.	137,300	3,455,358
TransUnion (a)	93,500	2,346,850

		8,528,298
Real Estate Investment Trusts (REITs) — 4.2%
Crown Castle International Corp. (b)	108,400	8,704,520
Digital Realty Trust, Inc. (b)	83,100	5,541,108
Equinix, Inc.	17,700	4,495,800

		18,741,428
Semiconductors & Semiconductor Equipment — 13.4%
ARM Holdings PLC	206,100	3,372,576
ASML Holding NV	32,100	3,338,966
Avago Technologies Ltd. (b)	41,500	5,516,595
Broadcom Corp., Class A	70,700	3,640,343
Chipbond Technology Corp.	1,373,000	2,963,487
Hermes Microvision, Inc.	59,000	3,831,300
Hua Hong Semiconductor Ltd. (a)	1,487,000	1,975,875
Lam Research Corp. (b)	52,800	4,295,280
Maxim Integrated Products, Inc. (b)	147,800	5,110,185
MediaTek, Inc.	193,000	2,638,231
Microsemi Corp. (a)	81,100	2,834,445
NXP Semiconductors NV (a)(b)	41,000	4,026,200
Silicon Motion Technology Corp. — ADR	71,100	2,460,771
Siliconware Precision Industries Co. Ltd.	3,435,000	5,260,294
Sumco Corp.	78,900	986,804
Synaptics, Inc. (a)(b)	32,840	2,848,377
Taiwan Semiconductor Manufacturing Co. Ltd.	1,095,000	4,980,738

		60,080,467
Software — 14.5%
Activision Blizzard, Inc. (b)	201,800	4,885,578
Adobe Systems, Inc. (a)(b)	66,600	5,395,266
Autodesk, Inc. (a)(b)	93,000	4,656,975
Electronic Arts, Inc. (a)(b)	65,400	4,349,100
Imperva, Inc. (a)(b)	76,900	5,206,130
Microsoft Corp. (b)	215,300	9,505,495
Nintendo Co. Ltd.	30,000	5,004,826
Oracle Corp. (b)	249,200	10,042,760
Proofpoint, Inc. (a)(b)	50,400	3,208,968
Salesforce.com, Inc. (a)(b)	51,400	3,578,982
ServiceNow, Inc. (a)(b)	42,200	3,135,882
Sophos Group PLC (a)	798,200	2,934,743
Tableau Software, Inc., Class A (a)(b)	11,700	1,349,010
Zendesk, Inc. (a)(b)	84,900	1,885,629

		65,139,344
Technology Hardware, Storage & Peripherals — 9.4%
Apple, Inc. (b)(d)	213,000	26,715,525
EMC Corp. (b)	171,400	4,523,246

See Notes to Financial Statements

74	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals (concluded)
Pegatron Corp.	2,221,000	$6,498,525
Samsung Electronics Co. Ltd.	4,131	4,686,976

		42,424,272
Wireless Telecommunication Services — 1.3%
RingCentral, Inc., Class A (a)	145,200	2,684,748
SoftBank Corp.	50,800	2,992,272

		5,677,020
Total Common Stocks — 96.6%		433,558,391

Preferred Stocks
Internet Software & Services — 1.7%
Uber Technologies, Inc., Series E (Acquired 12/4/14, Cost $3,000,048), 0.00% (a)(e)	90,044	3,603,804
Zuora, Inc. (Acquired 1/16/15, Cost $3,894,522), 0.00% (a)(e)	1,025,063	4,000,616

		7,604,420
Software — 0.3%
Illumio Inc., Series C (Acquired 3/11/15, Cost $1,500,001), 0.00% (a)(e)	93,346	1,500,001
Total Preferred Stocks — 2.0%		9,104,421
Total Long-Term Investments (Cost — $397,659,394) — 98.6%		442,662,812

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (f)(g)	5,678,321	$5,678,321
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.23% (f)(g)(h)	$756	755,976
Total Short-Term Securities (Cost — $6,434,297) — 1.4%		6,434,297
Total Investments Before Options Written (Cost — $404,093,691) — 100.0%		449,097,109

Options Written
(Premiums Received — $3,552,828) — (0.6)%		(2,743,454)
Total Investments Net of Options Written — 99.4%		446,353,655
Other Assets Less Liabilities — 0.6%		2,669,537

Net Assets — 100.0%		$449,023,192

Notes to Schedule of Investments
(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Restricted securities as to resale. As of June 30, 2015 the Trust held 2.0% of its net assets, with current market value of $9,104,421 and the original cost of $8,394,571, in these securities.
(f)	Represents the current yield as of report date.
(g)

During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	43,173,790	(37,495,469)	5,678,321	$5,365
BlackRock Liquidity Series, LLC, Money Market Series	—	$755,976	$ 755,976	$5,097	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	75

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Activision Blizzard, Inc.	Call	USD	26.00	7/02/15	70	$(280)
Apple, Inc.	Call	USD	133.00	7/02/15	69	(69)
EMC Corp.	Call	USD	27.50	7/02/15	56	(112)
Google, Inc., Class A	Call	USD	555.00	7/02/15	32	(480)
MasterCard, Inc., Class A	Call	USD	93.00	7/02/15	25	(2,262)
Synaptics, Inc.	Call	USD	103.00	7/02/15	43	(430)
Visa, Inc., Class A	Call	USD	70.00	7/02/15	342	(2,394)
ServiceNow, Inc.	Call	USD	80.01	7/07/15	77	(1,572)
Activision Blizzard, Inc.	Call	USD	26.00	7/10/15	496	(3,224)
Apple, Inc.	Call	USD	134.00	7/10/15	210	(735)
Electronic Arts, Inc.	Call	USD	63.00	7/10/15	57	(21,660)
Electronic Arts, Inc.	Call	USD	64.00	7/10/15	58	(16,588)
Facebook, Inc., Class A	Call	USD	83.50	7/10/15	130	(38,090)
Lam Research Corp.	Call	USD	80.25	7/10/15	88	(18,733)
Netflix, Inc.	Call	USD	710.00	7/10/15	6	(423)
Tesla Motors, Inc.	Call	USD	260.00	7/10/15	23	(26,508)
Time Warner, Inc.	Call	USD	87.00	7/10/15	54	(7,128)
Vipshop Holdings Ltd. — ADR	Call	USD	25.50	7/10/15	365	(5,475)
Cvent, Inc.	Call	USD	26.85	7/15/15	55	(1,597)
Global Payments, Inc.	Call	USD	102.20	7/16/15	50	(14,710)
58.com, Inc. — ADR	Call	USD	90.00	7/17/15	238	(6,545)
Adobe Systems, Inc.	Call	USD	80.00	7/17/15	120	(26,820)
Alliance Data Systems Corp.	Call	USD	300.00	7/17/15	57	(12,682)
Apple, Inc.	Call	USD	130.00	7/17/15	72	(3,852)
Autodesk, Inc.	Call	USD	55.75	7/17/15	93	(803)
Avago Technologies Ltd.	Call	USD	140.00	7/17/15	136	(19,040)
comScore, Inc.	Call	USD	55.00	7/17/15	50	(4,125)
comScore, Inc.	Call	USD	60.00	7/17/15	132	(5,940)
Crown Castle International Corp.	Call	USD	85.00	7/17/15	175	(2,188)
Digital Realty Trust, Inc.	Call	USD	66.00	7/17/15	22	(4,176)
Euronet Worldwide, Inc.	Call	USD	61.00	7/17/15	127	(24,308)
Facebook, Inc., Class A	Call	USD	85.00	7/17/15	251	(58,860)
Fidelity National Information Services, Inc.	Call	USD	65.00	7/17/15	105	(1,470)
Imperva, Inc.	Call	USD	56.00	7/17/15	175	(207,685)
Inovalon Holdings, Inc., Class A	Call	USD	30.00	7/17/15	105	(3,412)
JDS Uniphase Corp.	Call	USD	13.00	7/17/15	192	(864)
Lam Research Corp.	Call	USD	85.00	7/17/15	87	(5,002)
LendingClub Corp.	Call	USD	19.00	7/17/15	265	(2,650)
LendingClub Corp.	Call	USD	21.00	7/17/15	115	(575)
Liberty Global PLC, Class A	Call	USD	52.50	7/17/15	165	(37,538)
LinkedIn Corp., Class A	Call	USD	225.00	7/17/15	33	(1,996)
ManpowerGroup, Inc.	Call	USD	90.00	7/17/15	100	(13,750)
MasterCard, Inc., Class A	Call	USD	95.00	7/17/15	295	(25,222)
Maxim Integrated Products, Inc.	Call	USD	36.00	7/17/15	123	(6,765)
Microsoft Corp.	Call	USD	49.00	7/17/15	375	(750)
NetEase, Inc. — ADR	Call	USD	155.00	7/17/15	70	(12,425)
NXP Semiconductors NV	Call	USD	110.00	7/17/15	68	(1,700)
NXP Semiconductors NV	Call	USD	115.00	7/17/15	67	(502)
Proofpoint, Inc.	Call	USD	60.00	7/17/15	93	(42,780)
Proofpoint, Inc.	Call	USD	70.00	7/17/15	108	(4,860)
Qunar Cayman Islands Ltd. — ADR	Call	USD	55.00	7/17/15	46	(575)
Rentrak Corp.	Call	USD	70.00	7/17/15	60	(12,900)
Rentrak Corp.	Call	USD	75.00	7/17/15	60	(3,300)
Salesforce.com, Inc.	Call	USD	80.00	7/17/15	45	(698)
ServiceNow, Inc.	Call	USD	80.00	7/17/15	32	(1,360)
ServiceNow, Inc.	Call	USD	85.00	7/17/15	32	(800)
Six Flags Entertainment Corp.	Call	USD	49.00	7/17/15	39	(147)
Six Flags Entertainment Corp.	Call	USD	50.00	7/17/15	186	(5,580)
Visa, Inc., Class A	Call	USD	70.00	7/17/15	104	(2,288)
Zendesk, Inc.	Call	USD	25.00	7/17/15	185	(2,775)
Digital Realty Trust, Inc.	Call	USD	67.00	7/22/15	60	(9,555)
Apple, Inc.	Call	USD	131.00	7/24/15	74	(10,471)

See Notes to Financial Statements

76	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Cognizant Technology Solutions Corp., Class A	Call	USD	63.50	7/24/15	165	$(9,488)
Electronic Arts, Inc.	Call	USD	69.00	7/24/15	101	(7,070)
EMC Corp.	Call	USD	28.00	7/24/15	255	(5,610)
Facebook, Inc., Class A	Call	USD	85.00	7/24/15	130	(42,900)
Google, Inc., Class A	Call	USD	557.50	7/24/15	2	(1,500)
LinkedIn Corp., Class A	Call	USD	222.50	7/24/15	29	(3,973)
Microsoft Corp.	Call	USD	49.00	7/24/15	168	(1,596)
Oracle Corp.	Call	USD	44.50	7/24/15	667	(2,668)
Salesforce.com, Inc.	Call	USD	75.00	7/24/15	121	(8,954)
Synaptics, Inc.	Call	USD	95.00	7/24/15	31	(2,868)
Tableau Software, Inc., Class A	Call	USD	117.00	7/24/15	33	(12,210)
Tableau Software, Inc., Class A	Call	USD	120.00	7/24/15	5	(1,262)
Time Warner, Inc.	Call	USD	87.50	7/24/15	55	(9,020)
Imperva, Inc.	Call	USD	66.75	7/27/15	80	(29,755)
Alibaba Group Holding Ltd. — ADR	Call	USD	89.50	7/31/15	80	(3,160)
Apple, Inc.	Call	USD	130.00	7/31/15	148	(29,230)
Cisco Systems, Inc.	Call	USD	29.00	7/31/15	210	(1,890)
Cisco Systems, Inc.	Call	USD	29.50	7/31/15	210	(1,155)
Cognizant Technology Solutions Corp., Class A	Call	USD	64.50	7/31/15	172	(9,460)
Digital Realty Trust, Inc.	Call	USD	69.00	7/31/15	250	(19,255)
EMC Corp.	Call	USD	28.00	7/31/15	127	(3,175)
Facebook, Inc., Class A	Call	USD	91.50	7/31/15	251	(32,128)
Global Payments, Inc.	Call	USD	107.25	7/31/15	66	(5,534)
Google, Inc., Class A	Call	USD	562.50	7/31/15	40	(28,600)
LendingClub Corp.	Call	USD	19.00	7/31/15	155	(801)
Microsoft Corp.	Call	USD	48.00	7/31/15	168	(3,948)
Netflix, Inc.	Call	USD	730.00	7/31/15	29	(35,525)
Salesforce.com, Inc.	Call	USD	77.50	7/31/15	40	(2,720)
Tesla Motors, Inc.	Call	USD	280.00	7/31/15	24	(17,940)
Vipshop Holdings Ltd. — ADR	Call	USD	25.50	7/31/15	160	(3,600)
Alibaba Group Holding Ltd. — ADR	Call	USD	87.50	8/07/15	61	(5,124)
Autodesk, Inc.	Call	USD	55.75	8/07/15	93	(3,704)
Synaptics, Inc.	Call	USD	92.00	8/07/15	57	(17,812)
Alibaba Group Holding Ltd. — ADR	Call	USD	92.50	8/21/15	61	(5,429)
Amazon.com, Inc.	Call	USD	460.00	8/21/15	70	(84,875)
Crown Castle International Corp.	Call	USD	85.00	8/21/15	76	(5,130)
EMC Corp.	Call	USD	28.00	8/21/15	127	(4,762)
Fidelity National Information Services, Inc.	Call	USD	65.00	8/21/15	43	(3,118)
Fitbit, Inc., Class A	Call	USD	38.00	8/21/15	85	(32,725)
JDS Uniphase Corp.	Call	USD	13.00	8/21/15	253	(3,416)
JDS Uniphase Corp.	Call	USD	14.00	8/21/15	253	(1,771)
Maxim Integrated Products, Inc.	Call	USD	37.00	8/21/15	103	(8,240)
Qunar Cayman Islands Ltd. — ADR	Call	USD	50.00	8/21/15	280	(40,600)
Rentrak Corp.	Call	USD	75.00	8/21/15	20	(5,550)
Zendesk, Inc.	Call	USD	25.00	8/21/15	100	(5,750)
Tableau Software, Inc., Class A	Put	USD	110.00	7/02/15	100	(4,500)
Total						$(1,321,705)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Inovalon Holdings, Inc., Class A	Credit Suisse International	Call	USD 27.73	7/01/15	6,000	$(2,340)
RingCentral, Inc., Class A	Credit Suisse International	Call	USD 17.31	7/06/15	34,000	(40,588)
Hermes Microvision, Inc.	Citibank N.A.	Call	TWD 2,630.72	7/07/15	15,000	(1)
Hua Hong Semiconductor Ltd.	Citibank N.A.	Call	HKD 10.55	7/07/15	294,000	(6,961)
PAX Global Technology Ltd.	UBS AG	Call	HKD 14.05	7/07/15	235,000	(5)
Samsung Electronics Co. Ltd.	UBS AG	Call	KRW1,357,707.44	7/07/15	800	(324)
Sony Corp.	Goldman Sachs International	Call	JPY 3,905.07	7/07/15	55,000	(715)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	Call	TWD 146.45	7/07/15	55,000	(469)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	77

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of June 30, 2015, OTC options written were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.82	7/08/15	33,500	$(6)
Chipbond Technology Corp.	Morgan Stanley & Co. International PLC	Call	TWD	72.78	7/09/15	230,000	(1,477)
JDS Uniphase Corp.	Goldman Sachs International	Call	USD	12.89	7/09/15	26,600	(22)
TechnoPro Holdings, Inc.	Citibank N.A.	Call	JPY	3,146.50	7/09/15	15,000	(8,396)
Sabre Corp.	Citibank N.A.	Call	USD	25.96	7/10/15	20,500	(189)
Hua Hong Semiconductor Ltd.	Deutsche Bank AG	Call	HKD	11.40	7/14/15	150,000	(1,643)
Pegatron Corp.	UBS AG	Call	TWD	90.90	7/14/15	309,000	(16,173)
ASML Holding NV	Morgan Stanley & Co. International PLC	Call	EUR	98.24	7/15/15	13,500	(16,676)
Cvent, Inc.	Deutsche Bank AG	Call	USD	27.29	7/15/15	22,500	(4,318)
Luxoft Holding, Inc.	Deutsche Bank AG	Call	USD	54.07	7/15/15	12,000	(35,685)
Activision Blizzard, Inc.	Credit Suisse International	Call	USD	25.49	7/16/15	10,000	(1,554)
Microsemi Corp.	Morgan Stanley & Co. International PLC	Call	USD	36.10	7/16/15	13,300	(5,684)
Atento SA	Goldman Sachs International	Call	USD	13.61	7/22/15	16,600	(13,257)
JDS Uniphase Corp.	Goldman Sachs International	Call	USD	12.89	7/22/15	26,700	(445)
Tencent Holdings Ltd.	Citibank N.A.	Call	HKD	158.15	7/22/15	212,000	(97,908)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.82	7/23/15	33,500	(620)
Largan Precision Co. Ltd.	UBS AG	Call	TWD	3,489.55	7/23/15	16,000	(70,551)
Maxim Integrated Products, Inc.	Citibank N.A.	Call	USD	34.93	7/23/15	36,500	(38,354)
MediaTek, Inc.	Deutsche Bank AG	Call	TWD	412.54	7/23/15	40,000	(12,247)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	Call	TWD	411.49	7/23/15	24,000	(8,171)
PAX Global Technology Ltd.	UBS AG	Call	HKD	12.45	7/23/15	305,000	(6,637)
PAX Global Technology Ltd.	UBS AG	Call	HKD	14.05	7/23/15	235,000	(810)
Pegatron Corp.	Goldman Sachs International	Call	TWD	87.48	7/23/15	165,000	(21,419)
Siliconware Precision Industries Co. Ltd.	UBS AG	Call	TWD	51.98	7/23/15	494,000	(2,480)
Taiwan Semiconductor Manufacturing Co. Ltd.	Citibank N.A.	Call	TWD	142.96	7/23/15	73,000	(5,703)
CDW Corp.	Citibank N.A.	Call	USD	37.32	7/27/15	25,000	(2,097)
Silicon Motion Technology Corp. — ADR	Deutsche Bank AG	Call	USD	37.24	7/27/15	23,400	(24,406)
Eros International PLC	Morgan Stanley & Co. International PLC	Call	USD	22.59	7/28/15	15,000	(41,448)
Alps Electric Co. Ltd.	Goldman Sachs International	Call	JPY	3,302.70	7/29/15	40,000	(157,001)
CDW Corp.	Citibank N.A.	Call	USD	37.87	7/29/15	21,000	(1,210)
New Relic, Inc.	Deutsche Bank AG	Call	USD	32.46	7/29/15	22,500	(68,335)
Nintendo Co. Ltd.	Goldman Sachs International	Call	JPY	20,691.09	7/29/15	4,800	(28,338)
Nintendo Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	20,858.75	7/29/15	2,200	(11,598)
TechnoPro Holdings, Inc.	Citibank N.A.	Call	JPY	3,266.83	7/29/15	12,400	(9,466)
Atento SA	Morgan Stanley & Co. International PLC	Call	USD	13.81	7/30/15	15,100	(9,907)
Crown Castle International Corp.	Morgan Stanley & Co. International PLC	Call	USD	84.12	7/30/15	18,200	(8,972)
Liberty Global PLC, Class A	Deutsche Bank AG	Call	USD	53.00	7/30/15	5,800	(13,851)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,969.11	7/30/15	7,200	(25,466)
RingCentral, Inc., Class A	Credit Suisse International	Call	USD	18.35	7/30/15	14,000	(10,026)
Sony Corp.	Goldman Sachs International	Call	JPY	3,895.07	7/30/15	41,000	(9,960)
Adobe Systems, Inc.	Deutsche Bank AG	Call	USD	80.43	7/31/15	11,000	(28,405)
Equinix, Inc.	Credit Suisse International	Call	USD	266.83	7/31/15	6,000	(10,016)
Fidelity National Information Services, Inc.	UBS AG	Call	USD	65.52	7/31/15	10,000	(2,649)
Fitbit, Inc., Class A	Deutsche Bank AG	Call	USD	40.16	7/31/15	6,000	(8,364)
Luxoft Holding, Inc.	Deutsche Bank AG	Call	USD	58.14	7/31/15	7,700	(10,644)
Inovalon Holdings, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	28.70	8/03/15	11,000	(10,626)
Hortonworks, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.52	8/04/15	11,000	(13,499)
JDS Uniphase Corp.	Citibank N.A.	Call	USD	13.20	8/05/15	5,500	(663)
Microsemi Corp.	Morgan Stanley & Co. International PLC	Call	USD	36.10	8/05/15	13,300	(11,087)
Pegatron Corp.	UBS AG	Call	TWD	93.64	8/05/15	269,000	(14,768)
Atento SA	Goldman Sachs International	Call	USD	13.74	8/06/15	16,600	(12,136)
Liberty Global PLC, Class A	Goldman Sachs International	Call	USD	57.51	8/06/15	4,700	(4,201)
Siliconware Precision Industries Co. Ltd.	Goldman Sachs International	Call	TWD	45.43	8/06/15	440,000	(27,975)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	Call	TWD	143.28	8/06/15	310,000	(32,395)
Hermes Microvision, Inc.	Deutsche Bank AG	Call	TWD	2,070.30	8/07/15	9,000	(28,971)

See Notes to Financial Statements

78	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of June 30, 2015, OTC options written as were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
58.com, Inc. — ADR	Citibank N.A.	Call	USD	77.14	8/10/15	12,400	$(12,015)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,969.11	8/11/15	7,200	(33,959)
Chipbond Technology Corp.	Citibank N.A.	Call	TWD	72.80	8/12/15	225,000	(11,790)
Hua Hong Semiconductor Ltd.	Deutsche Bank AG	Call	HKD	11.42	8/12/15	150,000	(6,188)
Largan Precision Co. Ltd.	BNP Paribas S.A.	Call	TWD	3,697.20	8/12/15	11,000	(33,359)
TechnoPro Holdings, Inc.	Citibank N.A.	Call	JPY	3,343.35	8/12/15	18,000	(15,458)
Eros International PLC	Citibank N.A.	Call	USD	21.77	8/13/15	29,000	(104,379)
Hortonworks, Inc.	Deutsche Bank AG	Call	USD	27.39	8/13/15	17,800	(20,299)
Hortonworks, Inc.	Goldman Sachs International	Call	USD	26.46	8/13/15	20,000	(24,192)
Sabre Corp.	Citibank N.A.	Call	USD	24.83	8/13/15	13,000	(6,510)
Siliconware Precision Industries Co. Ltd.	UBS AG	Call	TWD	49.54	8/18/15	440,000	(9,337)
SoftBank Corp.	Goldman Sachs International	Call	JPY	7,463.34	8/19/15	18,000	(28,503)
Eros International PLC	Morgan Stanley & Co. International PLC	Call	USD	26.40	8/25/15	14,900	(18,193)
Nintendo Co. Ltd.	Bank of America N.A.	Call	JPY	21,690.15	8/27/15	3,000	(16,402)
Hermes Microvision, Inc.	Deutsche Bank AG	Put	TWD	1,881.60	7/24/15	14,000	(20,857)
Total							$(1,421,749)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	79

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$3,192,294	—	—	$3,192,294
Commercial Services & Supplies	2,103,248	—	—	2,103,248
Communications Equipment	8,933,745	—	—	8,933,745
Diversified Telecommunication Services	5,698,504	—	—	5,698,504
Electronic Equipment, Instruments & Components	22,591,029	—	—	22,591,029
Health Care Providers & Services	34,200	—	—	34,200
Health Care Technology	2,248,740	—	—	2,248,740
Hotels, Restaurants & Leisure	2,525,055	—	—	2,525,055
Household Durables	—	$8,232,251	—	8,232,251
Internet & Catalog Retail	25,769,633	—	—	25,769,633
Internet Software & Services	83,401,071	—	—	83,401,071
IT Services	45,970,306	2,001,127	—	47,971,433
Media	13,455,267	6,811,092	—	20,266,359
Professional Services	8,528,298	—	—	8,528,298
Real Estate Investment Trusts (REITs)	18,741,428	—	—	18,741,428
Semiconductors & Semiconductor Equipment	37,968,365	22,112,102	—	60,080,467
Software	60,134,518	5,004,826	—	65,139,344
Technology Hardware, Storage & Peripherals	31,238,771	11,185,501	—	42,424,272
Wireless Telecommunication Services	2,684,748	2,992,272	—	5,677,020
Preferred Stocks	—	—	$9,104,421	9,104,421
Short-Term Securities	5,678,321	755,976	—	6,434,297

Total	$380,897,541	$59,095,147	$9,104,421	$449,097,109

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(979,370)	$(1,764,084)	—	$(2,743,454)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and /or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$379,728	—	—	$379,728
Cash pledged as collateral for options written	1,090,000	—	—	1,090,000
Cash pledged as collateral for exchange-traded options written	2,315,250	—	—	2,315,250
Liabilities:
Bank overdraft	—	$(19,656)	—	(19,656)
Collateral on securities loaned at value	—	(755,976)	—	(755,976)

Total	$3,784,978	$(775,632)	—	$3,009,346

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements

80	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Science and Technology Trust (BST)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2014	$3,000,048
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	709,850
Purchases	5,394,523
Sales	—

Closing Balance, as of June 30, 2015	$9,104,421

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2015	$ 709,850

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of June 30, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[1]	$5,500,617	Probability-Weighted Expected Return Model	Discount Rate[2]	20%-25%
			IPO Exit Probability[2]	70.00% - 80.00%[3]
			Projected Revenue Multiple[2]	4.75x-29.0x3
			Compounded Annual Revenue Growth Rate[2]	73.50%-781.00%[3]
			Years to IPO[4]	1-3
	3,603,804	Market Comparable Companies	Current Year Revenue Multiple[2]	26.05x
			Net Revenue Growth Rate[2]	372.80%

Total	$9,104,421

[1]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a market comparable companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[2]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[3]	The weighted average of unobservable inputs are as follows: 72.73% for IPO Exit Probability, 11.20x for Projected Revenue Multiple, and 266.43% for Compounded Annual Revenue Growth Rate.

[4]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	81

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 2.4%
Ferrovial SA	393,500	$8,549,369
Diversified Telecommunication Services — 1.3%
Frontier Communications Corp.	174,300	862,785
Verizon Communications, Inc. (a)	79,500	3,705,495

		4,568,280
Electric Utilities — 18.4%
American Electric Power Co., Inc. (a)	51,200	2,712,064
Duke Energy Corp. (a)	167,668	11,840,714
Edison International (a)	103,800	5,769,204
El Paso Electric Co.	34,900	1,209,634
Enel SpA	461,800	2,093,019
Eversource Energy	78,600	3,569,226
Exelon Corp. (a)	204,600	6,428,532
Iberdrola SA	187,900	1,268,619
ITC Holdings Corp. (a)	42,400	1,364,432
NextEra Energy, Inc.	159,800	15,665,194
Pinnacle West Capital Corp.	44,500	2,531,605
PPL Corp.	109,200	3,218,124
WEC Energy Group, Inc.	120,000	5,396,400
Xcel Energy, Inc.	63,600	2,046,648

		65,113,415
Gas Utilities — 1.8%
The Laclede Group, Inc.	25,900	1,348,354
New Jersey Resources Corp.	53,900	1,484,945
Snam SpA	703,600	3,348,456

		6,181,755
Independent Power and Renewable Electricity Producers — 7.1%
EDP Renovaveis SA	323,700	2,302,550
Enel Green Power SpA	848,300	1,658,266
NextEra Energy Partners LP	69,600	2,757,552
NRG Energy, Inc.	147,701	3,379,399
NRG Yield, Inc., Class A	164,100	3,608,559
NRG Yield, Inc., Class C	164,100	3,592,149
Pattern Energy Group, Inc.	97,900	2,778,402
TerraForm Power, Inc., Class A	128,200	4,869,036

		24,945,913
Multi-Utilities — 20.9%
CenterPoint Energy, Inc.	106,600	2,028,598
CMS Energy Corp. (a)(b)	422,200	13,442,848
Dominion Resources, Inc. (a)(b)	203,500	13,608,045
DTE Energy Co.	26,600	1,985,424
National Grid PLC	807,900	10,398,278
NiSource, Inc. (a)	126,700	5,776,253
NorthWestern Corp.	43,292	2,110,485
Public Service Enterprise Group, Inc.	228,056	8,958,039
Sempra Energy (a)	133,800	13,238,172
TECO Energy, Inc.	67,400	1,190,284
Veolia Environnement SA	56,700	1,160,906

		73,897,332
Oil, Gas & Consumable Fuels — 24.2%
Antero Midstream Partners LP (a)	80,000	2,291,200
Columbia Pipeline Partners LP (a)	78,000	1,965,600

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Delek Logistics Partners LP	30,400	$1,399,920
Dominion Midstream Partners LP (a)(c)	313,500	12,010,185
Enable Midstream Partners LP	37,400	597,652
Enbridge, Inc.	143,000	6,690,970
Energy Transfer Partners LP	24,196	1,263,031
Enterprise Products Partners LP (a)	189,554	5,665,769
EQT Midstream Partners LP (a)	29,200	2,380,968
GasLog Partners LP	5,200	118,976
Genesis Energy LP (a)	117,469	5,155,714
Magellan Midstream Partners LP (a)	60,600	4,446,828
MarkWest Energy Partners LP (a)	63,253	3,566,204
MPLX LP	45,000	3,212,100
ONEOK Partners LP	63,945	2,174,130
PBF Logistics LP (a)	26,400	631,752
Phillips 66 Partners LP	43,300	3,117,600
Plains All American Pipeline LP	89,570	3,902,565
Rose Rock Midstream LP	17,800	832,150
Shell Midstream Partners LP (a)	306,610	13,996,746
Sunoco Logistics Partners LP	80,600	3,065,218
Tesoro Logistics LP	34,458	1,968,241
Valero Energy Partners LP	37,100	1,895,068
Western Gas Partners LP	19,214	1,217,591
Williams Partners LP	40,715	1,971,827

		85,538,005
Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp. (a)(b)	77,700	7,248,633
Crown Castle International Corp. (a)	11,300	907,390

		8,156,023
Road & Rail — 0.3%
East Japan Railway Co.	9,600	863,635
Transportation Infrastructure — 13.1%
Abertis Infraestructuras SA	390,900	6,419,421
Aeroports de Paris	29,300	3,309,757
Atlantia SpA	418,084	10,329,991
China Merchants Holdings International Co. Ltd.	244,000	1,045,260
Flughafen Zuerich AG	6,300	4,876,873
Fraport AG Frankfurt Airport Services Worldwide	28,300	1,777,592
Groupe Eurotunnel SE	348,800	5,057,334
Japan Airport Terminal Co. Ltd.	61,800	3,363,500
Sydney Airport (d)	597,666	2,293,358
Transurban Group (d)	1,090,300	7,817,038

		46,290,124
Water Utilities — 2.7%
American Water Works Co., Inc. (a)	196,100	9,536,343
Wireless Telecommunication Services — 0.7%
SBA Communications Corp., Class A (a)(b)(c)	22,500	2,586,825
Total Long-Term Investments
(Cost — $273,543,554) — 95.2%		336,227,019

See Notes to Financial Statements

82	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	17,143,062	$17,143,062
Total Short-Term Securities
(Cost — $ 17,143,062) — 4.9%		17,143,062
Total Investments Before Options Written
(Cost — $ 290,686,616) — 100.1%		353,370,081

Options Written	Value
(Premiums Received — $2,130,738) — (0.3)%	$(963,469)
Total Investments Net of Options Written — 99.8%	352,406,612
Other Assets Less Liabilities — 0.2%	629,557

Net Assets — 100.0%	$353,036,169

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	During the six months ended June 30, 2015, Investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,776,191	6,366,871	17,143,062	$4,527
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$ 327	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(f)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Verizon Communications, Inc.	Call	USD	51.00	7/02/15	26	$(52)
Duke Energy Corp.	Call	USD	77.00	7/06/15	306	(1)
American Electric Power Co., Inc.	Call	USD	56.25	7/09/15	180	(161)
Verizon Communications, Inc.	Call	USD	50.00	7/10/15	73	(73)
American Tower Corp.	Call	USD	97.50	7/17/15	160	(4,800)
Antero Midstream Partners LP	Call	USD	30.00	7/17/15	140	(2,450)
CMS Energy Corp.	Call	USD	35.00	7/17/15	390	(5,850)
Columbia Pipeline Partners LP	Call	USD	30.00	7/17/15	91	(1,365)
Crown Castle International Corp.	Call	USD	85.00	7/17/15	20	(250)
Dominion Resources, Inc.	Call	USD	70.00	7/17/15	367	(4,588)
Edison International	Call	USD	60.00	7/17/15	230	(1,725)
EQT Midstream Partners LP	Call	USD	85.00	7/17/15	102	(11,220)
Exelon Corp.	Call	USD	34.00	7/17/15	45	(225)
Exelon Corp.	Call	USD	35.00	7/17/15	135	(675)
Genesis Energy LP	Call	USD	50.00	7/17/15	200	(2,000)
Magellan Midstream Partners LP	Call	USD	82.50	7/17/15	103	(2,060)
MarkWest Energy Partners LP	Call	USD	60.00	7/17/15	110	(5,225)
NiSource, Inc.	Call	USD	49.00	7/17/15	300	(8,250)
PBF Logistics LP	Call	USD	25.00	7/17/15	92	(2,990)
SBA Communications Corp., Class A	Call	USD	115.00	7/17/15	80	(17,200)
Sempra Energy	Call	USD	110.00	7/17/15	183	(915)
Shell Midstream Partners LP	Call	USD	45.00	7/17/15	440	(74,800)
WEC Energy Group, Inc.	Call	USD	50.00	7/17/15	12	(180)
Enterprise Products Partners LP	Call	USD	34.08	7/23/15	340	(128)
American Tower Corp.	Call	USD	94.00	7/24/15	111	(16,095)
Verizon Communications, Inc.	Call	USD	48.50	7/24/15	77	(732)
Verizon Communications, Inc.	Call	USD	48.00	7/31/15	50	(1,000)
Shell Midstream Partners LP	Call	USD	46.00	8/04/15	193	(32,133)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	83

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

As of June 30, 2015, exchange-traded options written were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
American Water Works Co., Inc.	Call	USD	51.00	8/21/15	160	$(6,588)
Dominion Midstream Partners LP	Call	USD	45.00	8/21/15	150	(4,125)
Dominion Resources, Inc.	Call	USD	70.00	8/21/15	345	(20,700)
ITC Holdings Corp.	Call	USD	35.00	8/21/15	6	(120)
MarkWest Energy Partners LP	Call	USD	62.50	8/21/15	110	(7,150)
Verizon Communications, Inc.	Call	USD	48.00	8/21/15	22	(759)
Total						$(236,585)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Dominion Midstream Partners LP	Citibank N.A.	Call	USD	40.25	7/06/15	28,200	$(1,074)
Dominion Midstream Partners LP	Morgan Stanley & Co. International PLC	Call	USD	40.00	7/06/15	5,000	(305)
Exelon Corp.	Deutsche Bank AG	Call	USD	34.04	7/06/15	35,600	(28)
ITC Holdings Corp.	Citibank N.A.	Call	USD	36.32	7/06/15	14,200	(9)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	54.02	7/07/15	26,200	—
China Merchants Holdings International Co. Ltd.	Goldman Sachs International	Call	HKD	35.79	7/07/15	44,000	(525)
EDP Renovaveis SA	UBS AG	Call	EUR	6.88	7/08/15	7,000	(17)
Eversource Energy	Morgan Stanley & Co. International PLC	Call	USD	48.87	7/08/15	7,300	(29)
Fraport AG Frankfurt Airport Services Worldwide	Morgan Stanley & Co. International PLC	Call	EUR	57.46	7/08/15	4,800	(2,122)
Fraport AG Frankfurt Airport Services Worldwide	Morgan Stanley & Co. International PLC	Call	EUR	59.56	7/08/15	5,000	(309)
Japan Airport Terminal Co. Ltd.	UBS AG	Call	JPY	6,551.25	7/08/15	11,800	(21,353)
Pattern Energy Group, Inc.	Citibank N.A.	Call	USD	28.68	7/09/15	17,000	(8,835)
Sempra Energy	Deutsche Bank AG	Call	USD	106.15	7/09/15	19,800	(87)
Transurban Group	Citibank N.A.	Call	AUD	10.32	7/09/15	96,000	(33)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	103.91	7/10/15	37,000	(1,552)
Abertis Infraestructuras SA	Morgan Stanley & Co. International PLC	Call	EUR	16.00	7/14/15	71,400	(165)
Public Service Enterprise Group, Inc.	Goldman Sachs International	Call	USD	42.02	7/14/15	42,300	(1,071)
Sydney Airport	Citibank N.A.	Call	AUD	5.41	7/14/15	105,000	(362)
Aeroports de Paris	UBS AG	Call	EUR	113.32	7/15/15	3,900	(17)
Dominion Midstream Partners LP	Credit Suisse International	Call	USD	41.72	7/15/15	5,000	(235)
Enel SpA	Goldman Sachs International	Call	EUR	4.44	7/15/15	81,000	(865)
Groupe Eurotunnel SE	Morgan Stanley & Co. International PLC	Call	EUR	13.27	7/15/15	43,000	(8,866)
Iberdrola SA	Morgan Stanley & Co. International PLC	Call	EUR	6.33	7/15/15	66,000	(1,653)
Pattern Energy Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	30.86	7/15/15	17,200	(2,398)
Pinnacle West Capital Corp.	Credit Suisse International	Call	USD	61.51	7/15/15	15,500	(1,118)
Snam SpA	Bank of America N.A.	Call	EUR	4.58	7/15/15	111,400	(960)
TerraForm Power, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	37.54	7/15/15	23,700	(29,836)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.61	7/22/15	18,000	(1,519)
El Paso Electric Co.	Citibank N.A.	Call	USD	36.27	7/22/15	6,100	(2,328)
NextEra Energy Partners LP	Credit Suisse International	Call	USD	43.36	7/22/15	8,100	(1,321)
Transurban Group	UBS AG	Call	AUD	10.35	7/22/15	95,000	(450)
Valero Energy Partners LP	Credit Suisse International	Call	USD	52.82	7/22/15	6,500	(6,308)
China Merchants Holdings International Co. Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	31.70	7/23/15	42,000	(12,083)
Dominion Midstream Partners LP	Morgan Stanley & Co. International PLC	Call	USD	43.26	7/23/15	22,000	(662)
East Japan Railway Co.	UBS AG	Call	JPY	11,190.80	7/23/15	3,400	(6,362)
National Grid PLC	Morgan Stanley & Co. International PLC	Call	GBP	9.12	7/23/15	113,000	(114)
NiSource, Inc.	UBS AG	Call	USD	47.00	7/23/15	15,900	(14,977)
Xcel Energy, Inc.	Citibank N.A.	Call	USD	33.46	7/23/15	22,000	(9,502)
MPLX LP	Citibank N.A.	Call	USD	74.57	7/24/15	10,000	(10,492)
MPLX LP	Deutsche Bank AG	Call	USD	74.21	7/24/15	5,800	(6,682)
Delek Logistics Partners LP	Deutsche Bank AG	Call	USD	46.51	7/27/15	11,000	(16,495)
Public Service Enterprise Group, Inc.	UBS AG	Call	USD	42.60	7/27/15	17,500	(1,065)
Aeroports de Paris	Morgan Stanley & Co. International PLC	Call	EUR	108.57	7/28/15	3,900	(1,603)
New Jersey Resources Corp.	UBS AG	Call	USD	30.36	7/28/15	19,000	(5,568)
NextEra Energy Partners LP	Goldman Sachs International	Call	USD	47.11	7/28/15	8,100	(187)

See Notes to Financial Statements

84	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

As of June 30, 2015, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Atlantia SpA	Deutsche Bank AG	Call	EUR	22.64	7/29/15	73,000	$(40,660)
EDP Renovaveis SA	Bank of America N.A.	Call	EUR	6.48	7/29/15	18,100	(2,832)
Enbridge, Inc.	Deutsche Bank AG	Call	USD	48.75	7/29/15	23,000	(12,840)
Enel Green Power SpA	UBS AG	Call	EUR	1.89	7/29/15	148,500	(1,693)
Japan Airport Terminal Co. Ltd.	Citibank N.A.	Call	JPY	7,072.64	7/29/15	9,800	(10,940)
Snam SpA	Deutsche Bank AG	Call	EUR	4.39	7/29/15	134,900	(14,047)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	52.23	7/30/15	10,200	(2,151)
Crown Castle International Corp.	Morgan Stanley & Co. International PLC	Call	USD	84.12	7/30/15	1,900	(937)
Enel SpA	Goldman Sachs International	Call	EUR	4.25	7/30/15	80,600	(8,303)
Flughafen Zuerich AG	Morgan Stanley & Co. International PLC	Call	CHF	753.46	7/30/15	1,100	(4,207)
Shell Midstream Partners LP	UBS AG	Call	USD	47.96	7/30/15	44,000	(41,729)
Veolia Environnement SA	Morgan Stanley & Co. International PLC	Call	EUR	18.93	7/30/15	9,900	(5,477)
Dominion Midstream Partners LP	Citibank N.A.	Call	USD	41.06	7/31/15	15,000	(3,818)
Ferrovial SA	Morgan Stanley & Co. International PLC	Call	EUR	20.24	7/31/15	109,000	(17,104)
Valero Energy Partners LP	Credit Suisse International	Call	USD	54.22	7/31/15	6,500	(3,293)
The Laclede Group, Inc.	Credit Suisse International	Call	USD	52.95	8/03/15	9,000	(9,203)
NorthWestern Corp.	Citibank N.A.	Call	USD	51.19	8/03/15	15,100	(29,290)
Aeroports de Paris	Goldman Sachs International	Call	EUR	104.49	8/05/15	2,500	(6,743)
Dominion Midstream Partners LP	Citibank N.A.	Call	USD	41.78	8/05/15	19,600	(4,013)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.61	8/05/15	18,000	(2,255)
Veolia Environnement SA	Goldman Sachs International	Call	EUR	18.93	8/05/15	9,900	(6,052)
Groupe Eurotunnel SE	Morgan Stanley & Co. International PLC	Call	EUR	13.37	8/06/15	44,000	(11,714)
NextEra Energy, Inc.	Goldman Sachs International	Call	USD	101.06	8/06/15	19,000	(19,872)
Transurban Group	Goldman Sachs International	Call	AUD	9.90	8/06/15	191,000	(8,086)
TECO Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	17.96	8/07/15	23,000	(6,566)
CMS Energy Corp.	UBS AG	Call	USD	34.55	8/10/15	70,000	(11,386)
Public Service Enterprise Group, Inc.	Goldman Sachs International	Call	USD	41.73	8/10/15	19,800	(5,421)
Flughafen Zuerich AG	Morgan Stanley & Co. International PLC	Call	CHF	753.46	8/11/15	1,100	(6,210)
Phillips 66 Partners LP	Credit Suisse International	Call	USD	72.27	8/11/15	15,000	(32,768)
Sydney Airport	Goldman Sachs International	Call	AUD	5.36	8/11/15	105,000	(3,105)
Atlantia SpA	Bank of America N.A.	Call	EUR	22.62	8/12/15	73,000	(53,445)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.54	8/12/15	13,200	(2,330)
Ferrovial SA	Morgan Stanley & Co. International PLC	Call	EUR	19.84	8/12/15	28,800	(16,394)
American Water Works Co., Inc.	UBS AG	Call	USD	51.55	8/13/15	16,200	(3,946)
TerraForm Power, Inc., Class A	UBS AG	Call	USD	38.21	8/14/15	21,100	(34,447)
Magellan Midstream Partners LP	Goldman Sachs International	Call	USD	79.16	8/17/15	11,000	(6,716)
WEC Energy Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	46.95	8/17/15	40,800	(36,030)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.54	8/19/15	13,200	(2,549)
National Grid PLC	Bank of America N.A.	Call	GBP	8.67	8/19/15	170,000	(13,076)
CMS Energy Corp.	Citibank N.A.	Call	USD	33.31	8/26/15	38,700	(11,999)
Groupe Eurotunnel SE	Morgan Stanley & Co. International PLC	Call	EUR	13.20	8/26/15	35,000	(15,146)
EDP Renovaveis SA	UBS AG	Call	EUR	6.57	9/02/15	18,000	(3,925)
Abertis Infraestructuras SA	Deutsche Bank AG	Call	EUR	15.66	9/03/15	65,600	(10,464)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	6.53	9/16/15	7,700	(2,160)
Total							$(726,884)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements

SEMI-ANNUAL REPORT	JUNE 30, 2015	85

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instrument, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$8,549,369	—	$8,549,369
Diversified Telecommunication Services	$4,568,280	—	—	4,568,280
Electric Utilities	61,751,777	3,361,638	—	65,113,415
Gas Utilities	2,833,299	3,348,456	—	6,181,755
Independent Power and Renewable Electricity Producers	20,985,097	3,960,816	—	24,945,913
Multi-Utilities	62,338,148	11,559,184	—	73,897,332
Oil, Gas & Consumable Fuels	85,538,005	—	—	85,538,005
Real Estate Investment Trusts (REITs)	8,156,023	—	—	8,156,023
Road & Rail	863,635	—	—	863,635
Transportation Infrastructure	—	46,290,124	—	46,290,124
Water Utilities	9,536,343	—	—	9,536,343
Wireless Telecommunication Services	2,586,825	—	—	2,586,825
Short-Term Securities	17,143,062	—	—	17,143,062

Total	$276,300,494	$77,069,587	—	$353,370,081

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(197,573)	$(765,896)	—	$(963,469)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,861	—	—	$7,861
Liabilities:
Foreign bank overdraft		$(18,521)	—	$(18,521)

Total	$7,861	$(18,521)	—	$(10,660)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements

86	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Assets
Investments at value — unaffiliated[1,2]	$561,544,386	$664,250,510	$1,670,651,779	$1,073,971,636	$334,340,199
Investments at value — affiliated[3]	14,602,543	36,615,589	15,752,135	10,921,532	9,268,229
Cash	—	—	2,232,100	37,722	75,919
Cash pledged: collateral — OTC derivatives	—	420,000	98,000	—	—
Foreign currency at value[4]	90,224	3,114	1,701	1,425,497	19,342
Receivables:
Investments sold	—	1,073,455	12,050,224	15,310,174	179,819
Options written	65,868	72,708	479,681	880,161	21,936
Dividends — unaffiliated	535,486	813,602	2,879,190	2,441,119	282,773
Dividends — affiliated	911	3,465	1,738	1,468	686
Securities lending income — affiliated	25,376	546	—	600	—
Other assets	13,289	6,382	59,479	37,250	7,988

Total assets	576,878,083	703,259,371	1,704,206,027	1,105,027,159	344,196,891

Liabilities
Bank overdraft	1,335	—	—	—	—
Options written at value[5]	1,135,207	5,505,115	7,898,186	6,659,222	2,199,473
Collateral on securities loaned at value	4,572,208	396,552	—	217,423	—
Payables:
Investments purchased	—	1,396,108	7,179,632	16,431,730	1,077,137
Options written	—	31,930	146,150	348,428	1,037
Income dividends	390,189	330,848	430,413	290,827	115,498
Investment advisory fees	581,990	492,635	1,126,224	900,604	279,300
Officer’s and Trustees’ fees	406,269	111,055	743,493	572,321	22,060
Reorganization costs	—	—	70,696	—	—
Other accrued expenses payable	134,036	147,448	211,636	253,698	89,002

Total liabilities	7,221,234	8,411,691	17,806,430	25,674,253	3,783,507

Net Assets	$569,656,849	$694,847,680	$1,686,399,597	$1,079,352,906	$340,413,384

Net Assets Consist of
Paid-in capital	$672,950,821	$689,310,753	$1,573,389,926	$1,039,979,883	$185,693,042
Distributions in excess of net investment income	(20,071,148)	(28,542,944)	(38,015,792)	(38,094,650)	(7,936,879)
Accumulated net realized gain (loss)	(21,317,591)	26,884,178	(147,135,149)	(73,893,195)	35,003,617
Net unrealized appreciation (depreciation)	(61,905,233)	7,195,693	298,160,612	151,360,868	127,653,604

Net Assets	$569,656,849	$694,847,680	$1,686,399,597	$1,079,352,906	$340,413,384

Net asset value[6,7]	$19.10	$ 15.75	$8.92	$15.53	$43.28

[1] Investments at cost — unaffiliated	$625,220,513	$657,213,616	$1,377,566,478	$926,554,662	$207,239,642
[2] Securities loaned at value	$4,429,670	$ 379,533	—	$213,220	—
[3] Investments at cost — affiliated	$14,602,543	$ 36,615,589	$15,752,135	$10,921,532	$9,268,229
[4] Foreign currency at cost	$91,447	$ 9,142	$1,724	$1,436,737	$19,516
[5] Premiums received	$2,919,847	$ 5,670,694	$12,977,743	$10,658,390	$2,754,537
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	188,978,322	69,483,161	7,864,920
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	87

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$802,296,895	$1,057,713,908	$442,662,812	$336,227,019
Investments at value — affiliated[4]	52,553,225	8,720,190	6,434,297	17,143,062
Cash	—	22,337	—	7,861
Cash pledged:
Collateral — exchange traded options written	3,159,000	—	2,315,250	—
Collateral — OTC derivatives	6,388,619	—	1,090,000	—
Foreign currency at value[5]	1,024,979	—	379,728	—
Receivables:
Investments sold	2,406,113	7,575,266	10,214,420	2,903
Options written	836,771	738,951	221,575	219,813
Dividends — unaffiliated	2,729,169	2,245,889	296,153	1,008,177
Dividends — affiliated	4,821	1,134	559	1,257
Securities lending income — affiliated	2,083	154	—	—
Other assets	31,550	58,345	36,901	8,599

Total assets	871,433,225	1,077,076,174	463,651,695	354,618,691

Liabilities
Bank overdraft	—	—	19,656	—
Foreign bank overdraft[5]	—	—	—	18,521
Options written at value[6]	5,843,170	3,564,431	2,743,454	963,469
Collateral on securities loaned at value	—	31,761	755,976	—
Payables:
Investments purchased	5,099,807	10,132,096	10,314,559	2,950
Options written	249,489	1,243,142	146,641	6,120
Income dividends	364,696	394,781	148,053	160,148
Investment advisory fees	679,176	902,277	300,370	298,232
Officer’s and Trustees’ fees	500,628	313,136	6,270	7,059
Reorganization costs	—	247,195	—	—
Other accrued expenses payable	228,136	299,483	193,524	126,023

Total liabilities	12,965,102	17,128,302	14,628,503	1,582,522

Net Assets	$858,468,123	$1,059,947,872	$449,023,192	$353,036,169

Net Assets Consist of
Paid-in capital	$1,342,987,967	$1,444,461,402	$426,792,306	$296,406,367
Distributions in excess of net investment income	(28,375,292)	(25,931,405)	(13,442,108)	(6,755,761)
Accumulated net realized loss	(543,991,528)	(346,142,101)	(10,148,145)	(468,366)
Net unrealized appreciation (depreciation)	87,846,976	(12,440,024)	45,821,139	63,853,929

Net Assets	$858,468,123	$1,059,947,872	$449,023,192	$353,036,169

Net asset value[7]	$7.81	$10.70	$19.95	$20.88

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$717,770,544	$1,074,195,178	$397,659,394	$273,543,554
[3] Securities loaned at value	—	$22,330	$736,204	—
[4] Investments at cost — affiliated	$52,553,225	$8,720,190	$6,434,297	$17,143,062
[5] Foreign currency at cost	$1,031,797	—	$374,504	$(18,505)
[6] Premiums received	$9,228,536	$7,620,387	$3,552,828	$2,130,738
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	99,059,784	22,507,592	16,906,964

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Investment Income
Dividends — unaffiliated	$8,502,714	$6,158,005	$23,072,036	$12,313,277	$1,696,920
Foreign taxes withheld	(289,709)	(130,830)	(214,938)	(530,413)	(54,625)
Dividends — affiliated	6,601	10,695	11,497	6,242	2,700
Securities lending — affiliated — net	40,181	8,217	—	15,602	604

Total income	8,259,787	6,046,087	22,868,595	11,804,708	1,645,599

Expenses
Investment advisory	3,625,251	2,973,253	6,820,270	5,355,415	1,617,459
Professional	59,405	112,143	98,772	72,884	52,441
Transfer agent	54,483	42,959	110,357	68,629	22,682
Custodian	53,558	69,963	104,787	138,595	46,675
Officer and Trustees	36,177	31,264	87,675	55,709	12,885
Printing	14,418	9,896	38,299	20,628	8,475
Insurance	10,198	10,400	22,685	14,858	4,315
Registration	5,122	7,593	30,879	11,957	4,626
Miscellaneous	13,042	22,218	39,973	44,854	19,216

Total expenses	3,871,654	3,279,689	7,353,697	5,783,529	1,788,774
Less fees waived by the Manager	(5,864)	(8,297)	(9,857)	(5,104)	(2,227)

Total expenses after fees waived by the Manager	3,865,790	3,271,392	7,343,840	5,778,425	1,786,547

Net investment income (loss)	4,393,997	2,774,695	15,524,755	6,026,283	(140,948)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(17,763,797)	133,777,094	39,288,534	39,746,921	37,643,451
Options written	4,384,397	(948,977)	9,998,291	(8,945,879)	(4,147,296)
Foreign currency transactions	(74,195)	6,406,132	12,147	(143,855)	(44,540)

	(13,453,595)	139,234,249	49,298,972	30,657,187	33,451,615

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(28,598,006)	(108,174,844)	(79,486,182)	19,089,838	10,940,787
Options written	655,692	1,216,985	6,944,697	3,310,193	201,635
Foreign currency translations	(7,584)	(5,110,085)	(1,307)	21,880	9,049

	(27,949,898)	(112,067,944)	(72,542,792)	22,421,911	11,151,471

Net realized and unrealized gain (loss)	(41,403,493)	27,166,305	(23,243,820)	53,079,098	44,603,086

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,009,496)	$29,941,000	$(7,719,065)	$59,105,381	$44,462,138

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	89

Statements of Operations

Six Months Ended June 30,2015 (Unaudited)	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Investment Income
Dividends — unaffiliated	$12,720,765	$22,502,986	$2,151,864	$6,425,242
Foreign taxes withheld	(1,098,471)	(922,900)	(82,650)	(195,917)
Dividends — affiliated	21,348	6,315	5,365	4,527
Securities lending — affiliated — net	194,119	22,264	5,097	—
Other income — affiliated	—	—	—	327

Total income	11,837,761	21,608,665	2,079,676	6,234,179

Expenses
Investment advisory	4,248,110	5,544,372	2,218,505	1,846,779
Custodian	115,627	136,248	72,102	58,478
Professional	63,846	104,077	59,072	56,059
Transfer agent	64,275	90,095	26,829	28,225
Officer and Trustees	38,560	50,413	20,299	15,736
Printing	17,078	8,602	17,945	9,594
Insurance	11,942	8,011	5,580	5,211
Registration	18,927	8,010	14,263	4,626
Miscellaneous	46,155	64,141	31,265	27,167

Total expenses	4,624,520	6,013,969	2,465,860	2,051,875
Less fees waived by the Manager	(230,571)	(5,386)	(448,631)	(3,810)

Total expenses after fees waived by the Manager	4,393,949	6,008,583	2,017,229	2,048,065

Net investment income	7,443,812	15,600,082	62,447	4,186,114

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	10,958,429	(41,117,110)	(7,877,652)	5,100,678
Options written	(16,839,544)	4,277,187	(1,117,959)	653,679
Financial futures contracts	(703,843)	—	—	—
Foreign currency transactions	(668,622)	146,869	(27,204)	(9,895)

	(7,253,580)	(36,693,054)	(9,022,815)	5,744,462

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	49,806,974	(39,632,636)	33,936,707	(26,480,220)
Options written	4,185,695	5,398,046	163,882	2,015,590
Foreign currency translations	70,316	5,580	7,063	14,382

	54,062,985	(34,229,010)	34,107,652	(24,450,248)

Net realized and unrealized gain (loss)	46,809,405	(70,922,064)	25,084,837	(18,705,786)

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,253,217	$(55,321,982)	$25,147,284	$(14,519,672)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Energy and Resources Trust (BGR)			BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income	$4,393,997	$2,096,008	$7,346,369	$2,774,695	$1,634,790	$24,393,114
Net realized gain (loss)	(13,453,595)	(1,832,469)	83,202,249	139,234,249	(6,407,527)	17,414,546
Net change in unrealized appreciation/depreciation	(27,949,898)	(69,799,268)	(119,419,186)	(112,067,944)	22,491,481	22,563,197

Net increase (decrease) in net assets resulting from operations	(37,009,496)	(69,535,729)	(28,870,568)	29,941,000	17,718,744	64,370,857

Distributions to Shareholders From
Net investment income	(24,142,580)[1]	(13,897,363)[2]	(13,106,479)[2]	(26,472,840)[1]	(4,539,117)[2]	(28,519,674)[2]
Net realized gains	—	(28,073,003)[2]	(113,548,774)[2]	—	—	—
Return of capital	—	—	—	—	(4,285,163)[2]	(28,838,146)[2]

Decrease in net assets resulting from distributions to shareholders	(24,142,580)	(41,970,366)	(126,655,253)	(26,472,840)	(8,824,280)	(57,357,820)

Capital Share Transactions
Reinvestment of distributions	1,205,971	—	—	—	—	—

Net Assets
Total increase (decrease) in net assets	(59,946,105)	(111,506,095)	(155,525,821)	3,468,160	8,894,464	7,013,037
Beginning of period	629,602,954	741,109,049	896,634,870	691,379,520	682,485,056	675,472,019

End of period	$569,656,849	$629,602,954	$741,109,049	$694,847,680	$691,379,520	$682,485,056

Undistributed (distributions in excess of) net investment income, end of period	$(20,071,148)	$(322,565)	$11,513,217	$(28,542,944)	$(4,844,799)	$(1,937,207)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	91

Statements of Changes in Net Assets

	BlackRock Enhanced Equity Dividend Trust (BDJ)			BlackRock Global Opportunities Equity Trust (BOE)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Period November 4, 2014 to December 31, 2014	Year Ended October 31, 2014	Six Months Ended June 30, 2014 (Unaudited)	Period November 4, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income	$15,524,755	$6,521,559	$29,525,835	$6,026,283	$6,382	$9,427,710
Net realized gain (loss)	49,298,972	(18,927,760)	(1,706,021)	30,657,187	(21,177,014)	27,237,243
Net change in unrealized appreciation/depreciation	(72,542,792)	39,519,195	135,550,138	22,421,911	15,955,016	(22,035,229)

Net increase (decrease) in net assets resulting from operations	(7,719,065)	27,112,994	163,369,952	59,105,381	(5,215,616)	14,629,724

Distributions to Shareholders From
Net investment income	(52,951,726)[1]	(6,490,341)[2]	(29,340,373)[2]	(40,439,200)[1]	—	(11,495,722)[2]
Distributions in excess of net investment income	—	—	—	—	—	(19,478,198)[2]
Return of capital	—	(10,716,791)[2]	(79,569,763)[2]	—	(13,959,167)[2]	(62,866,563)[2]

Decrease in net assets resulting from distributions to shareholders	(52,951,726)	(17,207,132)	(108,910,136)	(40,439,200)	(13,959,167)	(93,840,483)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	88,481,334	—	—	—	—

Net Assets
Total increase (decrease) in net assets	(60,670,791)	98,387,196	54,459,816	18,666,181	(19,174,783)	(79,210,759)
Beginning of period	1,747,070,388	1,648,683,192	1,594,223,376	1,060,686,725	1,079,861,508	1,159,072,267

End of period	$1,686,399,597	$1,747,070,388	$1,648,683,192	$1,079,352,906	$1,060,686,725	$1,079,861,508

Distributions in excess of net investment income, end of period	$(38,015,792)	$(588,821)	$(691,062)	$(38,094,650)	$(3,681,733)	$(4,181,410)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Health Sciences Trust (BME)			BlackRock International Growth and Income Trust (BGY)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income (loss)	$(140,948)	$(52,256)	$(23,323)	$7,443,812	$(183,053)	$11,277,182
Net realized gain (loss)	33,451,615	5,859,439	32,929,280	(7,253,580)	(11,726,948)	37,382,745
Net change in unrealized appreciation/ depreciation	11,151,471	2,584,250	38,234,459	54,062,985	(7,975,241)	(96,386,922)

Net increase (decrease) in net assets resulting from operations	44,462,138	8,391,433	71,140,416	54,253,217	(19,885,242)	(47,726,995)

Distributions to Shareholders From
Net investment income	(7,779,245)[1]	(97,279)[2]	(806,862)[2]	(32,336,848)[1]	—	(13,975,718)[2]
Distributions in excess of net investment income[3]	—	—	—	—	—	(8,305,169)[2]
Net realized gains	—	(20,982,505)[2]	(28,969,492)[2]	—	—	—
Return of capital	—	—	—	—	(11,548,874)[2]	(57,741,812)[2]

Decrease in net assets resulting from distributions to shareholders	(7,779,245)	(21,079,784)	(29,776,354)	(32,336,848)	(11,548,874)	(80,022,699)

Capital Share Transactions
Reinvestment of dividends	627,227	1,858,610	2,407,444	—	—	—

Net Assets
Total increase (decrease) in net assets	37,310,120	(10,829,741)	43,771,506	21,916,369	(31,434,116)	(127,749,694)
Beginning of period	303,103,264	313,933,005	270,161,499	836,551,754	867,985,870	995,735,564

End of period	$340,413,384	$303,103,264	$313,933,005	$858,468,123	$836,551,754	$867,985,870

Undistributed (distributions in excess of) net investment income, end of period	$(7,936,879)	$(16,686)	$80,023	$(28,375,292)	$(3,482,256)	$(3,848,440)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Tax distribution.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	93

Statements of Changes in Net Assets

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]			BlackRock Science and Technology Trust (BST)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Period October 30, 2014[2] to December 31, 2014

Operations
Net investment income (loss)	$15,600,082	$2,761,892	$10,734,803	$62,447	$(172,275)
Net realized loss	(36,693,054)	(7,428,077)	(9,644,316)	(9,022,815)	(904,997)
Net change in unrealized appreciation/depreciation	(34,229,010)	(37,530,055)	(2,819,981)	34,107,652	11,713,487

Net increase (decrease) in net assets resulting from operations	(55,321,982)	(42,196,240)	(1,729,494)	25,147,284	10,636,215

Distributions to Shareholders From
Net investment income	(41,228,682)[3]	(2,386,991)[4]	(14,352,994)[4]	(13,504,555)[3]	(48,058)[4]
Return of capital	—	(8,841,474)[4]	(32,315,467)[4]	—	(2,202,701)[4]

Decrease in net assets resulting from distributions to shareholders	(41,228,682)	(11,228,465)	(46,668,461)	(13,504,555)	(2,250,759)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	627,703,703	—	—	—
Net proceeds from the issuance of shares	—	—	—	—	400,245,000
Net proceeds from the underwriters’ over allotment option exercised	—	—	—	—	28,650,000

Net increase in net assets derived from shares transactions	—	627,703,703	—	—	428,895,000

Net Assets
Total increase (decrease) in net assets	(96,550,664)	574,278,998	(48,397,955)	11,642,729	437,280,456
Beginning of period	1,156,498,536	582,219,538	630,617,493	437,380,463	100,007

End of period	$1,059,947,872	$1,156,498,536	$582,219,538	$449,023,192	$437,380,463

Distributions in excess of net investment income, end of period	$(25,931,405)	$(302,805)	$(398,604)	$(13,442,108)	—

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Commencement of Operations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Utility and Infrastructure Trust (BUI)
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income	$4,186,114	$1,785,327	$8,621,602
Net realized gain (loss)	5,744,462	(849,901)	6,037,859
Net change in unrealized appreciation/depreciation	(24,450,248)	4,224,386	39,346,515

Net increase in net assets resulting from operations	(14,519,672)	5,159,812	54,005,976

Distributions to Shareholders From
Net investment income	(12,274,456)[1]	(1,712,370)[2]	(8,667,652)[2]
Net realized gains	—	—	(6,308,640)[2]
Return of capital	—	(2,379,115)[2]	(11,593,002)[2]

Decrease in net assets resulting from distributions to shareholders	(12,274,456)	(4,091,485)	(26,569,294)

Net Assets
Total increase (decrease) in net assets	(26,794,128)	1,068,327	27,436,682
Beginning of period	379,830,297	378,761,970	351,325,288

End of period	$353,036,169	$379,830,297	$378,761,970

Undistributed (distributions in excess of) net investment income, end of period	$(6,755,761)	$1,332,581	$1,271,735

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	95

Statements of Cash Flows

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(37,009,496)	$29,941,000	$(7,719,065)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	115,165,837	729,451,638	289,126,676
Purchases of long-term investments	(122,876,045)	(677,303,747)	(265,503,912)
Net (purchases) sales of short-term securities	20,860,255	(34,062,387)	7,792,513
(Increase) decrease in assets:
Cash pledged as collateral for OTC derivatives	—	(320,000)	—
Dividends receivable — unaffiliated	(335,081)	101,083	361,615
Dividends receivable — affiliated	1,945	(3,331)	319
Securities lending income receivable — affiliated	(25,376)	(256)	—
Other assets	4,715	9,394	(13,763)
Increase (decrease) in liabilities:
Investment advisory fees payable	(75,251)	(6,081)	(58,431)
Collateral on securities loaned at value	4,572,208	(277,198)	—
Reorganization costs payable	—	—	(80,788)
Officer’s and Trustees’ fees payable	20,671	13,723	44,109
Other accrued expenses payable	5,827	(9,667)	(15,544)
Premiums received from options written	14,589,722	31,730,078	59,177,325
Premiums paid on closing options written	(10,031,485)	(32,088,010)	(51,180,246)
Net realized (gain) loss on investments and options written	13,379,400	(132,828,117)	(49,286,825)
Net unrealized loss on investments, options written and foreign currency translations	27,941,023	112,069,702	72,541,474

Net cash provided by operating activities	26,188,869	26,417,824	55,185,457

Cash Used for Financing Activities
Cash dividends paid to shareholders	(26,174,036)	(26,481,382)	(52,954,709)
Increase in bank overdraft	1,335	—	—

Net cash used for financing activities	(26,172,701)	(26,481,382)	(52,954,709)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	1,291	163	11

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	17,459	(63,395)	2,230,759
Cash and foreign currency at beginning of period	72,765	66,509	3,042

Cash and foreign currency at end of period	$90,224	$3,114	$2,233,801

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$1,205,971	—	—

See Notes to Financial Statements.

96	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Cash Flows (continued)

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$59,105,381	$44,462,138	$54,253,217
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	423,451,696	112,162,094	303,724,445
Purchases of long-term investments	(372,972,916)	(94,365,435)	(247,001,800)
Net sales of short-term securities	(3,586,960)	(5,996,613)	(12,895,522)
(Increase) decrease in assets:
Cash pledged as collateral for OTC derivatives	—	—	1,504,381
Cash pledged as collateral for exchange traded options written	—	—	(2,800,000)
Dividends receivable — unaffiliated	(1,041,206)	62,229	(1,321,968)
Dividends receivable — affiliated	(996)	(508)	(3,342)
Securities lending income receivable — affiliated	3,348	88	(736)
Other assets	2,062	648	(8,316)
Increase (decrease) in liabilities:
Collateral on securities loaned at value	(1,184,397)	—	(870,139)
Investment advisory fees payable	1,446	12,155	(1,237)
Officer’s and Trustees’ fees payable	28,901	(1,537)	17,383
Other accrued expenses payable	(5,951)	10,545	(38,659)
Premiums received from options written	45,545,873	12,985,443	34,956,929
Premiums paid on closing options written	(55,598,280)	(17,560,889)	(52,732,271)
Net realized (gain) loss on investments, options written and financial futures contracts	(30,801,042)	(33,496,155)	5,881,115
Net unrealized (gain) loss on investments, options written and foreign currency translations	(22,396,472)	(11,142,596)	(53,959,424)

Net cash provided by operating activities	40,550,487	7,131,607	28,704,056

Cash Used for Financing Activities
Cash dividends paid to shareholders	(40,435,075)	(7,036,520)	(32,334,149)

Net cash used for financing activities	(40,435,075)	(7,036,520)	(32,334,149)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(3,559)	174	(33,245)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	111,853	95,261	(3,663,338)
Cash and foreign currency at beginning of period	1,351,366	—	4,688,317

Cash and foreign currency at end of period	$1,463,219	$95,261	$1,024,979

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	$627,227	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	97

Statements of Cash Flows (concluded)

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)[2]	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(55,321,982)	$25,147,284	$(14,519,672)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	291,597,820	196,622,918	52,299,156
Purchases of long-term investments	(293,254,682)	(231,242,061)	(38,049,894)
Net (purchases) sales of short-term securities	23,131,937	36,739,493	(6,366,871)
(Increase) decrease in assets:
Cash pledged as collateral for exchange-traded options written	—	12,740,411	—
Cash pledged as collateral for OTC derivatives	—	(1,090,000)	—
Dividends receivable — affiliated	1,206	2,855	(828)
Dividends receivable — unaffiliated	(4,341)	(169,663)	(154,212)
Securities lending income receivable — affiliated	12,221	—	—
Other assets	(20,191)	(27,529)	928
Increase (decrease) in liabilities:
Collateral for securities on loaned at value	(2,342,039)	755,976	—
Investment advisory fees payable	(95,795)	6,404	(19,276)
Reorganization costs payable	(222,420)	—	—
Officer’s and Trustees’ fees payable	(1,137)	16	(1,577)
Other accrued expenses payable	26,348	40,526	15,562
Premiums received from options written	30,081,723	18,317,462	8,818,641
Premiums paid on closing options written	(23,535,228)	(19,258,244)	(8,451,881)
Net realized loss on investments and options written	36,839,923	8,995,611	(5,754,357)
Net unrealized gain on investments, options written and foreign currency translations	34,236,358	(34,095,515)	24,464,600

Net cash provided by operating activities	41,129,721	13,485,944	12,280,319

Cash Used for Financing Activities
Increase in bank overdraft/bank overdraft on foreign currency at value	—	19,656	9,233
Cash dividends paid to shareholders	(41,214,091)	(13,356,502)	(12,283,896)

Net cash used for financing activities	(41,214,091)	(13,336,846)	(12,274,663)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(1,768)	(5,074)	30

Cash and Foreign Currency
Net decrease in cash and foreign currency	(86,138)	144,024	5,686
Cash and foreign currency at beginning of period	108,475	235,704	2,175

Cash and foreign currency at end of period	$22,337	$379,728	$7,861

[1]	Consolidated Statement of Cash Flows.

[2]	Commenced operations on October 30, 2014.

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$21.15	$24.90	$30.12	$25.95	$28.33	$25.87	$23.81

Net investment income[1]	0.15	0.07	0.25	0.12	0.13	0.06	0.26
Net realized and unrealized gain (loss)	(1.39)	(2.41)	(1.21)	5.67	(0.74)	4.02	3.42

Net increase (decrease) from investment operations	(1.24)	(2.34)	(0.96)	5.79	(0.61)	4.08	3.68

Distributions:[2]
Net investment income	(0.81)[3]	(0.47)	(0.44)	—	(0.03)	(0.24)	(0.17)
Net realized gain	—	(0.94)	(3.82)	(1.62)	(1.44)	(1.38)	(1.45)
Return of capital	—	—	—	—	(0.30)	—	—

Total distributions	(0.81)	(1.41)	(4.26)	(1.62)	(1.77)	(1.62)	(1.62)

Net asset value, end of period	$19.10	$21.15	$24.90	$30.12	$25.95	$28.33	$25.87

Market price, end of period	$17.97	$19.95	$23.78	$26.82	$24.28	$26.54	$25.36

Total Return[4]
Based on net asset value	(5.95)%[5]	(9.06)%[5]	(2.36)%	23.68%	(1.76)%	16.09%	15.89%

Based on market price	(6.19)%[5]	(10.18)%[5]	4.73%	17.70%	(1.88)%	10.95%	21.95%

Ratios to Average Net Assets
Total expenses	1.28%[6]	1.30%[6]	1.26%	1.26%	1.28%	1.26%	1.27%

Total expenses after fees waived and/or reimbursed	1.28%[6]	1.26%[6]	1.26%	1.25%	1.22%	1.15%	1.11%

Net investment income	1.45%[6]	1.82%[6]	0.89%	0.42%	0.50%	0.19%	1.04%

Supplemental Data
Net assets, end of period (000)	$569,657	$629,603	$741,109	$896,635	$772,457	$843,328	$769,976

Portfolio turnover rate	19%	4%	85%	132%	86%	111%	80%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	99

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.67	$15.47	$15.31	$14.11	$13.87	$14.53	$14.40

Net investment income[1]	0.06	0.04	0.55	0.31	0.33	0.35	0.31
Net realized and unrealized gain	0.62	0.36	0.91	2.09	1.29	0.68	1.76

Net increase from investment operations	0.68	0.40	1.46	2.40	1.62	1.03	2.07

Distributions:[2]
Net investment income	(0.60)[3]	(0.10)	(0.65)	(0.32)	(0.33)[4]	(0.35)[4]	(0.31)
Distributions in excess of net investment income[5]	—	—	—	—	(0.20)[4]	(0.23)[4]	—
Net realized gain	—	—	—	—	(0.13)	(1.11)	(1.33)
Return of capital	—	(0.10)	(0.65)	(0.88)	(0.72)	—	(0.30)

Total distributions	(0.60)	(0.20)	(1.30)	(1.20)	(1.38)	(1.69)	(1.94)

Net asset value, end of period	$15.75	$15.67	$15.47	$15.31	$14.11	$13.87	$14.53

Market price, end of period	$14.67	$13.97	$14.89	$13.52	$12.99	$12.39	$15.03

Total Return[6]
Based on net asset value	4.59%[7]	2.69%[7]	10.49%	18.97%	12.94%	7.56%	15.22%

Based on market price	9.27%[7]	(4.88)%[7]	20.43%	14.11%	16.39%	(7.11)%	24.73%

Ratios to Average Net Assets
Total expenses	0.94%[8]	0.99%[8]	0.93%	0.93%	0.94%	0.94%	0.93%

Total expenses after fees waived and/or reimbursed	0.94%[8]	0.95%[8]	0.93%	0.93%	0.94%	0.93%	0.93%

Net investment income	0.79%[8]	1.42%[8]	3.56%	2.15%	2.34%	2.40%	2.14%

Supplemental Data
Net assets, end of period (000)	$694,848	$691,380	$682,485	$675,472	$622,657	$612,145	$635,849

Portfolio turnover rate	100%	2%	80%	218%	205%	190%	210%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment 5 income in the amount of $0.53 and $0.58, respectively.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$9.24	$9.19	$8.88	$8.30	$8.03	$8.32	$8.13

Net investment income[1]	0.08	0.04	0.16	0.18	0.18	0.16	0.17
Net realized and unrealized gain (loss)	(0.12)	0.10	0.76	0.96	0.77	0.38	1.00

Net increase from investment operations	(0.04)	0.14	0.92	1.14	0.95	0.54	1.17

Distributions:[2]
Net investment income	(0.28)[3]	(0.03)	(0.17)	(0.18)	(0.18)[4]	(0.16)[4]	(0.17)
Distributions in excess of net investment income[5]	—	—	—	(0.20)	(0.22)[4]	(0.35)[4]	—
Net realized gain	—	—	—	(0.18)	—	—	—
Return of capital	—	(0.06)	(0.44)	—	(0.28)	(0.32)	(0.81)

Total distributions	(0.28)	(0.09)	(0.61)	(0.56)	(0.68)	(0.83)	(0.98)

Net asset value, end of period	$8.92	$9.24	$9.19	$8.88	$8.30	$8.03	$8.32

Market price, end of period	$7.98	$8.12	$8.35	$7.72	$7.41	$7.29	$8.99

Total Return[6]
Based on net asset value	(0.11)%[7]	1.69%[7]	11.40%	15.11%	13.22%	6.88%	15.23%

Based on market price	1.69%[7]	(1.65)%[7]	16.42%	12.09%	11.34%	(10.20)%	28.30%

Ratios to Average Net Assets
Total expenses	0.86%[8]	0.87%[8]	0.87%[9]	0.87%	0.95%	1.15%	1.16%

Total expenses after fees waived and/or reimbursed	0.86%[8]	0.84%[8]	0.86%[9]	0.87%	0.95%	1.14%	1.16%

Net investment income	1.82%[8]	2.30%[8]	1.81%	2.13%	2.16%	1.92%	2.06%

Supplemental Data
Net assets, end of period (000)	$1,686,400	$1,747,070	$1,648,683	$1,594,223	$1,490,096	$575,712	$592,328

Portfolio turnover rate	16%	0%[10]	63%	180%	185%	231%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40 and $0.51, respectively.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively

[10]	Amount is less than 0.5%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	101

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Six Months Ended June 30,2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.27	$15.54	$16.68	$14.99	$16.03	$18.68	$18.64

Net investment income[1]	0.09	0.00 [2]	0.14	0.12	0.20	0.17	0.19
Net realized and unrealized gain (loss)	0.75	(0.07)	0.07	2.82	0.72	(0.54)	2.13

Net increase (decrease) from investment operations	0.84	(0.07)	0.21	2.94	0.92	(0.37)	2.32

Distributions:[3]
Net investment income	(0.58)[4]	—	(0.17)	(0.17)	(0.22)	(0.17)[5]	(0.18)[5]
Distributions in excess of net investment income[6]	—	—	(0.28)	(0.91)	—	(0.68)[5]	(1.26)[5]
Net realized gain	—	—	—	—	—	(0.61)	(0.25)
Return of capital	—	(0.20)	(0.90)	(0.17)	(1.74)	(0.82)	(0.59)

Total distributions	(0.58)	(0.20)	(1.35)	(1.25)	(1.96)	(2.28)	(2.28)

Net asset value, end of period	$15.53	$15.27	$15.54	$16.68	$14.99	$16.03	$18.68

Market price, end of period	$13.75	$13.13	$14.00	$14.74	$13.24	$14.95	$19.06

Total Return[7]
Based on net asset value	6.06%[8]	(0.27)%[8]	2.10%	21.93%	7.36%	(2.55)%	13.76%

Based on market price	9.21%[8]	(4.82)%[8]	4.09%	21.99%	1.68%	(10.93)%	17.58%

Ratios to Average Net Assets
Total expenses	1.08%[9]	1.10%[9]	1.08%	1.08%	1.10%	1.10%	1.11%

Total expenses after fees waived and/or reimbursed	1.08%[9]	1.07%[9]	1.08%	1.08%	1.10%	1.09%	1.10%

Net investment income	1.13%[9]	0.00%[9,10]	0.83%	0.77%	1.34%	0.96%	1.03%

Supplemental Data
Net assets, end of period (000)	$1,079,353	$1,060,687	$1,079,862	$1,159,072	$1,041,210	$1,113,920	$1,290,105

Portfolio turnover rate	36%	16%	150%	279%	298%	253%	264%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.85 and $1.44, respectively.

[6]	Taxable distribution.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Annualized.

[10]	Amount is less than 0.005%.

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$38.61	$40.22	$34.92	$28.34	$26.65	$27.19	$25.37

Net investment income (loss)[1]	(0.02)	(0.01)	(0.00)[2]	0.12	0.08	(0.01)	0.02
Net realized and unrealized gain	5.68	1.10	9.14	8.85	4.11	1.71	3.34

Net increase from investment operations	5.66	1.09	9.14	8.97	4.19	1.70	3.36

Distributions:[3]
Net investment income	(0.99)[4]	(0.01)	(0.10)	(0.06)	(0.09)	—	(0.02)
Net realized gain	—	(2.69)	(3.74)	(2.33)	(2.41)	(2.24)	(1.52)

Total distributions	(0.99)	(2.70)	(3.84)	(2.39)	(2.50)	(2.24)	(1.54)

Net asset value, end of period	$43.28	$38.61	$40.22	$34.92	$28.34	$26.65	$27.19

Market price, end of period	$42.80	$42.70	$41.37	$33.56	$27.86	$25.81	$27.14

Total Return[5]
Based on net asset value	14.79%[6]	2.38%[6]	28.00%	33.37%	16.42%	6.43%	13.69%

Based on market price	2.65%[6]	10.07%[6]	36.99%	30.38%	18.17%	3.26%	27.33%

Ratios to Average Net Assets
Total expenses	1.11%[7]	1.16%[7]	1.11%	1.12%	1.13%	1.14%	1.15%

Total expenses after fees waived and/or reimbursed	1.10%[7]	1.11%[7]	1.11%	1.12%	1.13%	1.13%	1.15%

Net investment income (loss)	(0.09)%[7]	(0.10)%[7]	(0.01)%	0.38%	0.29%	(0.02)%	0.09%

Supplemental Data
Net assets, end of period (000)	$340,413	$303,103	$313,933	$270,161	$218,377	$202,675	$206,392

Portfolio turnover rate	30%	6%	74%	155%	209%	226%	239%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	103

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$7.61	$7.89	$9.05	$8.28	$8.72	$10.52	$10.92

Net investment income (loss)[1]	0.07	(0.00)[2]	0.10	0.13	0.16	0.14	0.14
Net realized and unrealized gain (loss)	0.42	(0.17)	(0.53)	1.31	0.35	(0.58)	1.05

Net increase (decrease) from investment operations	0.49	(0.17)	(0.43)	1.44	0.51	(0.44)	1.19

Distributions:[3]
Net investment income	(0.29)[4]	—	(0.13)	(0.17)	(0.18)	(0.14)[5]	(0.12)
Distributions in excess of net investment income[6]	—	—	(0.08)	—	—	(0.53)[5]	—
Return of capital	—	(0.11)	(0.52)	(0.50)	(0.77)	(0.69)	(1.47)

Total distributions	(0.29)	(0.11)	(0.73)	(0.67)	(0.95)	(1.36)	(1.59)

Net asset value, end of period	$7.81	$7.61	$7.89	$9.05	$8.28	$8.72	$10.52

Market price, end of period	$7.29	$6.74	$7.26	$8.14	$7.41	$7.88	$10.56

Total Return[7]
Based on net asset value	6.85%[8]	(2.10)%[8]	(4.49)%	19.25%	7.65%	(4.55)%	12.06%

Based on market price	12.60%[8]	(5.77)%[8]	(2.29)%	19.86%	6.61%	(14.07)%	12.49%

Ratios to Average Net Assets
Total expenses	1.09%[9]	1.12%[9]	1.10%	1.09%	1.11%	1.10%	1.13%

Total expenses after fees waived and/or reimbursed	1.03%[9]	1.03%[9]	1.05%	1.07%	1.11%	1.10%	1.13%

Net investment income (loss)	1.75%[9]	(0.13)%[9]	1.17%	1.49%	1.97%	1.37%	1.40%

Supplemental Data
Net assets, end of period (000)	$858,468	$836,552	$867,986	$995,736	$910,481	$959,153	$1,156,583

Portfolio turnover rate	31%	14%	195%	266%	226%	217%	247%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.67.

[6]	Taxable distribution.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Annualized.

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	JUNE 30, 2015

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31			Period March 30, 2011[1] through October 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.67	$12.50	$13.54	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.16	0.04	0.23	0.25	0.18	0.03
Net realized and unrealized loss	(0.71)	(0.72)	(0.27)	(0.97)	(0.19)	(1.57)

Net decrease from investment operations	(0.55)	(0.68)	(0.04)	(0.72)	(0.01)	(1.54)

Distributions:[4]
Net investment income	(0.42)[5]	(0.02)	(0.31)	(0.14)	(0.26)	—
Net realized gain	—	—	—	—	(0.01)	(0.24)
Return of capital	—	(0.13)	(0.69)	(1.02)	(1.13)	(0.46)

Total distributions	(0.42)	(0.15)	(1.00)	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	—	—	—	(0.03)

Net asset value, end of period	$10.70	$11.67	$12.50	$13.54	$15.42	$16.83

Market price, end of period	$9.12	$9.71	$10.78	$11.68	$14.12	$14.95

Total Return[6]
Based on net asset value	(4.31)%[7]	(5.20)%[7]	0.61%	(3.61)%[8]	0.90%	(7.80)%[7]

Based on market price	(1.98)%[7]	(8.53)%[7]	0.58%	(9.19)%	4.02%	(21.79)%[7]

Ratios to Average Net Assets
Total expenses	1.08%[9]	1.15%[9]	1.35%[10]	1.27%	1.25%	1.35%[9]

Total expenses after fees waived and/or reimbursed	1.08%[10]	1.04%[10]	1.06%[10]	1.07%	1.05%	1.13%[9]

Net investment income	2.81%[9]	2.01%[9]	1.70%	1.76%	1.14%	0.27%[9]

Supplemental Data
Net assets, end of period (000)	$1,059,948	$1,156,499	$582,220	$630,617	$718,016	$783,792

Portfolio turnover rate	27%	2%	62%	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[9]	Annualized.

[10]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	105

Financial Highlights	BlackRock Science and Technology Trust (BST)

	Six Months Ended June 30, 2015 (Unaudited)	Period October 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$19.43	$19.10 [2]

Net investment income (loss)[3]	0.00 [4]	(0.01)
Net realized and unrealized gain	1.12	0.48

Net increase from investment operations	1.12	0.47

Distributions:[5]
Net investment income	(0.60)[6]	(0.00)[7]
Return of capital	—	(0.10)

Total distributions	(0.60)	(0.10)

Capital Charges with respect to the issuance of Shares	—	(0.04)

Net asset value, end of period	$19.95	19.43

Market price, end of period	$17.65	17.59

Total Return[8]
Based on net asset value	6.14%[9]	2.31%[9]

Based on market price	3.73%[9]	(11.55)%[9]

Ratios to Average Net Assets
Total expenses	1.11%[10]	1.19%[10]

Total expenses after fees waived and paid indirectly	0.91%[10]	0.97%[10]

Net investment income (loss)	0.03%[10]	(0.24)%[10]

Supplemental Data
Net assets, end of period (000)	$449,023	$437,380

Portfolio turnover rate	49%	7%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[7]	Amount is greater than $(0.005) per share.

[8]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[9]	Aggregate total return.

[10]	Annualized.

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

	Six Months Ended June 30, 2015 (Unaudited)	Period November 1, 2014 to December 31, 2014	Year Ended October 31,		Period November 25, 2011[1] through October 31, 2012
			2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$22.47	$22.40	$20.78	$20.22	$19.10 [2]

Net investment income[3]	0.25	0.11	0.51	0.57	0.54
Net realized and unrealized gain (loss)	(1.11)	0.20	2.68	1.44	1.71

Net increase from investment operations	(0.86)	0.31	3.19	2.01	2.25

Distributions:[4]
Net investment income	(0.73)[5]	(0.10)	(0.51)	(0.52)	(0.49)
Net realized gain	—	—	(0.37)	(0.42)	(0.41)
Return of capital	—	(0.14)	(0.69)	(0.51)	(0.19)

Total distributions	(0.73)	(0.24)	(1.57)	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	—	—	—	(0.04)

Net asset value, end of period	$20.88	$22.47	$22.40	$20.78	$20.22

Market price, end of period	$18.15	$20.74	$20.02	$18.36	$19.03

Total Return[6]
Based on net asset value	(3.59)%[7]	1.50%[7]	16.94%	11.18%	12.05%[7]

Based on market price	(9.21)%[7]	4.82%[7]	18.29%	4.37%	0.71%[7]

Ratios to Average Net Assets
Total expenses	1.11%[8]	1.17%[8]	1.10%	1.11%	1.12%[8]

Total expenses after fees waived and/or reimbursed	1.11%[8]	1.11%[8]	1.10%	1.10%	1.11%[8]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.11%[8]	1.11%[8]	1.10%	1.10%	1.10%[8]

Net investment income	2.27%[8]	2.83%[8]	2.36%	2.83%	2.94%[8]

Supplemental Data
Net assets, end of period (000)	$353,036	$379,830	$378,762	$351,325	$341,939

Portfolio turnover rate	10%	2%	41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	107

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts” or individually, as a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Global Opportunities Equity Trust	BOE	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Non-diversified
BlackRock International Growth and Income Trust	BGY	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utility and Infrastructure Trust	BUI	Delaware	Non-diversified

The Board of Directors/Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board of BDJ, the Board and shareholders of BCX and the Board and shareholders of each of BlackRock Dividend Income Trust (BQY), BlackRock EcoSolutions Investment Trust (BQR) and BlackRock Real Asset Equity Trust (BCF) (individually a “Target Trust” and collectively the “Target Trusts”) approved separate plans of reorganization pursuant to which BDJ would acquire substantially all of the assets and assume substantially all of the liabilities of BQY in exchange for an equal aggregate value of newly issued shares of BDJ and BCX would acquire substantially all of the assets and assume substantially all of the liabilities of BQR and BCF in exchange for an equal aggregate value of newly issued shares of BCX in separate merger transactions.

Each shareholder of BQY received shares of BDJ in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014 less the costs of the Target Trust’s reorganization. Cash was distributed for any fractional shares.

Each shareholder of BQR and BCF received shares of BCX in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014 less the costs of the Target Trust’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ and BCX in the following amounts and at the following conversion ratios:

Target Trust	Shares Prior to Reorganizations	Conversion Ratio	Shares of BDJ
BQY	6,033,028	1.57393059	9,495,566

Target Trusts	Shares Prior to Reorganizations	Conversion Ratio	Shares of BCX
BQR	12,564,457	0.73620796	9,250,050
BCF	57,173,280	0.75619994	43,234,424

108	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

Each Target Trust’s net assets and composition of net assets on December 5, 2014, the date of the reorganization, were as follows:

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQY	$82,012,845	$74,388	$(4,394,868)	$10,788,969	$88,481,334

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQR	$163,163,281	$—	$(64,418,338)	$11,883,961	$110,628,904
BCF	$581,405,775	$(315,467)	$(112,655,107)	$48,639,598	$517,074,799

For financial reporting purposes, assets received and shares issued by BDJ and BCX were recorded at fair value. However, the cost basis of the investments being received from the respective Target Trusts were carried forward to align ongoing reporting of BDJ’s and BCX’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BDJ and BCX before the acquisitions were $1,672,452,880 and $557,033,644, respectively.

The aggregate net assets of BDJ and BCX immediately after the acquisitions amounted to $1,760,934,213 and $1,184,737,348, respectively. Each Target Trust’s fair value and cost of investments prior to the reorganizations were as follows:

Target Trust	Fair Value of Investments	Cost of Investments
BQY	$88,510,430	$77,716,510

Target Trust	Fair Value of Investments	Cost of Investments
BQR	$110,216,946	$98,315,757
BCF	$517,114,717	$468,473,614

The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions into two funds. Each reorganization was a tax-free event and was effective on December 8, 2014.

Assuming the acquisition had been completed on November 1, 2014 the beginning of the fiscal reporting period of BDJ, the pro forma results of operations for the period ended, December 31, 2014, are as follows:

• Net investment income/loss: $6,739,981

• Net realized and change in unrealized gain/loss on investments: $20,388,852

• Net increase in net assets resulting from operations: $27,128,833

Assuming the acquisition had been completed on December 8, 2014 the beginning of the fiscal reporting period of BCX, the pro forma results of operations for the period ended, December 31, 2014, are as follows:

• Net investment income/loss: $3,796,955

• Net realized and change in unrealized gain/loss on investments: $(56,054,826)

• Net increase in net assets resulting from operations: $(52,257,871)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BQY, BQR and BCF that have been included in BDJ and BCX Statement of Operations since December 8, 2014.

SEMI-ANNUAL REPORT	JUNE 30, 2015	109

Notes to Financial Statements (continued)

Reorganization costs incurred by BDJ and BCX in connection with their respective reorganizations were expensed by BCX and BDJ.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. As of June 30, 2015, the Subsidiary did not hold any assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts.

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Financial futures contracts traded on exchanges are valued at their last sale price.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions). Investments in open-end registered investment companies are valued at the NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally

110	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or it’s delegate, using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts, options written and forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, such Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Trust’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to each Trust’s level distribution plan, each Trust intends to make monthly distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

SEMI-ANNUAL REPORT	JUNE 30, 2015	111

Notes to Financial Statements (continued)

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Trust’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Trust as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Trust’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: Certain Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trust is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

112	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trust as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

BGR
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$3,094,680	$(3,094,680)	—
Citigroup Global Markets, Inc.	673,282	(673,282)	—
JP Morgan Securities LLC	661,708	(661,708)	—
Total	$4,429,670	$(4,429,670)	—

CII
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$322,338	$(322,338)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	57,195	(57,195)	—
Total	$379,533	$(379,533)	—

BOE
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$ 20,433	$ (20,433)	—
UBS Securities LLC	192,787	(192,787)	—
Total	$213,220	$(213,220)	—

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$22,330	$(22,330)	—

BST
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$635,101	$(635,101)	—
JP Morgan Securities LLC	101,103	(101,103)	—
Total	$736,204	$(736,204)	—

[1]

Collateral with a value of $4,572,208, $396,552, $217,423, $31,761, and $755,976 has been received in connection with securities lending agreements for BGR, CII, BOE, BCX and BST, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Trusts could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

SEMI-ANNUAL REPORT	JUNE 30, 2015	113

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically, their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

114	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, transactions in options written were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BGR
Outstanding options at beginning of period	2,108,370	$2,703,505	—	—
Options written	13,718,985	14,632,625	—	—
Options expired	(7,918,043)	(8,488,486)	—	—
Options closed	(3,906,427)	(5,926,496)	—	—
Options exercised	(25)	(1,301)	—	—
Outstanding options at end of period	4,002,860	$2,919,847	—	—

CII
Outstanding options at beginning of period	1,628,393	$6,426,875	—	—
Options written	4,904,771	31,291,194	—	—
Options expired	(1,995,570)	(7,804,243)	—	—
Options closed	(3,099,882)	(23,015,113)	—	—
Options exercised	(143,734)	(1,228,019)	—	—
Outstanding options at end of period	1,293,978	$5,670,694	—	—

BDJ
Outstanding options at beginning of period	3,032,339	$14,525,930	—	—
Options written	8,539,247	58,575,174	1,160	$ 32,506
Options expired	(2,943,131)	(15,811,306)	(990)	(28,943)
Options closed	(6,522,117)	(44,210,625)	(170)	(3,563)
Options exercised	(132,584)	(101,430)	—	—
Outstanding options at end of period	1,973,754	$12,977,743	—	—

BOE
Outstanding options at beginning of period	16,891,194	$11,403,065	—	—
Options written	89,755,150	46,348,853	—	—
Options expired	(33,049,594)	(14,100,729)	—	—
Options closed	(50,370,953)	(32,854,276)	—	—
Options exercised	(1,504)	(138,523)	—	—
Outstanding options at end of period	23,224,293	$10,658,390	—	—

BME
Outstanding options at beginning of period	567,355	$3,268,399	—	—
Options written	905,833	12,960,350	70	$ 19,701
Options expired	(636,437)	(3,446,270)	(70)	(19,701)
Options closed	(740,664)	(9,947,902)	—	—
Options exercised	(275)	(80,040)	—	—
Outstanding options at end of period	95,812	$2,754,537	—	—

SEMI-ANNUAL REPORT	JUNE 30, 2015	115

Notes to Financial Statements (continued)

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BGY

Outstanding options at beginning of period	22,442,266	$ 9,784,983	—	—
Options written	112,088,698	35,776,105	—	—
Options expired	(47,637,623)	(15,259,040)	—	—
Options closed	(55,366,712)	(20,881,759)	—	—
Options exercised	(71,469)	(191,753)	—	—

Outstanding options at end of period	31,455,160	$ 9,228,536	—	—

BCX

Outstanding options at beginning of period	11,008,132	$ 6,119,364	—	—
Options written	55,624,672	30,691,317	—	—
Options expired	(28,058,086)	(12,966,828)	—	—
Options closed	(21,534,252)	(16,087,372)	—	—
Options exercised	(973)	(136,094)	—	—

Outstanding options at end of period	17,039,493	$ 7,620,387	—	—

BST

Outstanding options at beginning of period	4,962,899	$ 3,398,355	790,203	$428,041
Options written	23,788,117	17,062,397	1,456,285	1,258,313
Options expired	(10,228,400)	(6,163,110)	(954,588)	(876,863)
Options closed	(12,903,531)	(10,708,226)	(212,099)	(357,072)
Options exercised	(488)	(87,281)	(1,065,701)	(401,726)

Outstanding options at end of period	5,618,597	$ 3,502,135	14,100	$50,693

BUI

Outstanding options at beginning of period	2,748,363	$ 2,256,661	—	—
Options written	11,270,021	9,026,395	—	—
Options expired	(4,246,926)	(3,811,704)	—	—
Options closed	(6,594,175)	(5,299,976)	—	—
Options exercised	(534)	(40,638)	—	—

Outstanding options at end of period	3,176,749	$ 2,130,738	—	—

As of June 30, 2015, the value of portfolio securities subject to covered call options written was as follows:

Value
BGR	$152,547,621
CII	$307,255,081
BDJ	$792,997,970
BOE	$450,914,652
BME	$111,429,598
BGY	$335,114,760
BCX	$310,849,484
BST	$135,490,931
BUI	$95,147,197

116	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015

		Value

		BGR		CII		BDJ

	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities

Equity contracts	Options written at value	—	$1,135,207	—	$5,505,115	—	$7,898,186

		Value

		BOE		BME		BGY

	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities

Equity contracts	Options written at value	—	$6,659,222	—	$2,199,473	—	$5,843,170

		Value

		BCX[1]		BST		BUI

	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities

Equity contracts	Options written at value	—	$3,564,431	—	$2,743,454	—	$963,469

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended June 30, 2015

	BGR	CII	BDJ	BGR	CII	BDJ

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts:
Foreign currency transactions/translations	—	$7,289,451	—	—	$(5,112,006)	—
Equity contracts:
Options[2]	$4,384,397	$ (999,682)	$9,996,000	$655,692	1,216,985	$6,944,697

Total	$4,384,397	$6,289,769	$9,996,000	$655,692	$(3,895,021)	$6,944,697

	BOE	BME	BGY	BOE	BME	BGY

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on

Equity contracts:
Financial futures contracts	—	—	$ (703,843)	—	—	—
Options[2]	$(8,945,879)	$(4,147,296)	(16,839,544)	$3,310,193	$201,635	$4,185,695

Total	$(8,945,879)	$(4,147,296)	$(17,543,387)	$3,310,193	$201,635	$4,185,695

	BCX[3]	BST	BUI	BCX	BST	BUI

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on

Equity contracts:
Options[2]	$4,277,187	$(1,117,959)	$653,679	$5,398,046	$163,882	$2,015,590

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Options purchased are included in the net realized gain (loss) from investments - unaffiliated and net change in unrealized appreciation/depreciation on investments.

[3]	Consolidated Statement of Operations.

SEMI-ANNUAL REPORT	JUNE 30, 2015	117

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BGR	CII	BDJ	BOE	BME

Forward foreign currency exchange contracts:
Average USD amounts purchased	—	$41,263,819	—	—	—
Average USD amounts sold	—	$13,250,202,703	—	—	—
Options:
Average market value of options contracts purchased	—	$25,353	$1,145	—	—
Average market value of options contracts written	$1,585,969	$5,159,635	$8,481,458	$9,340,778	$2,546,063

	BGY	BCX	BST	BUI

Financial futures contracts:
Average notional value of contracts - long	$23,078,074	—	—	—
Options:
Average market value of options contracts written	$8,402,963	$4,017,267	$3,634,980	$1,463,976

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform.

With exchange traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Trust from its counterparties are not fully collateralized, a Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to

118	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of June 30, 2015, the Trusts’ derivative assets and liabilities (by type) are as follows:

	BGR		CII		BDJ

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Derivative Financial Instruments:
Options	—	$1,135,207	—	$5,505,115	—	$7,898,186

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(686,603)	—	(3,989,818)	—	(6,609,825)

Total derivative assets and liabilities subject to an MNA	—	$ 448,604	—	$1,515,297	—	$1,288,361

	BOE		BME		BGY

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Derivative Financial Instruments:
Options	—	$ 6,659,222	—	$2,199,473	—	$5,843,170

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,558,532)	—	(1,933,887)	—	(985,126)

Total derivative assets and liabilities subject to an MNA	—	$ 4,100,690	—	$265,586	—	$4,858,044

	BCX		BST		BUI

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Derivative Financial Instruments:
Options	—	$ 3,564,431	—	$2,743,454	—	$ 963,469

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,756,996)	—	(1,321,705)	—	(236,585)

Total derivative assets and liabilities subject to an MNA	—	$ 1,807,435	—	$1,421,749	—	$ 726,884

As of June 30, 2015, the following tables present the Trusts’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trusts.

BGR
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$65,623	—	—	—	$65,623
Citibank N.A.	73,013	—	—	—	73,013
Credit Suisse International	27,479	—	—	—	27,479
Deutsche Bank AG	117,933	—	$(117,933)	—	—
Goldman Sachs International	10,518	—	(10,518)	—	—
Morgan Stanley & Co. International PLC	97,156	—	—	—	97,156
UBS AG	56,882	—	(9,647)	—	47,235
Total	$448,604	—	$(138,098)	—	$310,506

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/ payable on the Statements of Assets and Liabilities.

SEMI-ANNUAL REPORT	JUNE 30, 2015	119

Notes to Financial Statements (continued)

CII
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$1,046,060	—	$(1,046,060)	—	—
Citibank N.A.	164,235	—	(164,235)	—	—
Credit Suisse International	75,671	—	—	—	$75,671
Deutsche Bank AG	65,863	—	—	$(65,863)	—
Morgan Stanley & Co. International PLC	160,420	—	(160,420)	—	—
UBS AG	3,048	—	(3,048)	—	—
Total	$1,515,297	—	$(1,373,763)	$(65,863)	$75,671

BDJ
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Citibank N.A.	$343,240	—	$(245,240)	$(98,000)	—
Credit Suisse International	55,532	—	—	—	$55,532
Deutsche Bank AG	107,032	—	(107,032)	—	—
Goldman Sachs International	110,378	—	(110,378)	—	—
Morgan Stanley & Co. International PLC	661,950	—	(661,950)	—	—
UBS AG	10,229	—	—	—	10,229
Total	$1,288,361	—	$(1,124,600)	$(98,000)	$65,761

BOE
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$303,720	—	$(303,720)	—	—
Barclays Bank PLC	46,760	—	—	—	$46,760
Citibank N.A.	247,644	—	(247,644)	—	—
Credit Suisse International	59,883	—	(59,883)	—	—
Deutsche Bank AG	778,205	—	(778,205)	—	—
Goldman Sachs International	962,992	—	(962,992)	—	—
Morgan Stanley & Co. International PLC	1,130,600	—	(1,130,600)	—	—
UBS AG	570,886	—	(570,886)	—	—
Total	$4,100,690	—	$(4,053,930)	—	$46,760

BME
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 6,966	—	—	—	$6,966
Citibank N.A.	2,787	—	—	—	2,787
Deutsche Bank AG	20,687	—	—	—	20,687
Goldman Sachs International	11,714	—	—	—	11,714
Morgan Stanley & Co. International PLC	192,464	—	$(192,464)	—	—
UBS AG	30,968	—	—	—	30,968
Total	$265,586	—	$(192,464)	—	$73,122

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statements of Assets and Liabilities.

120	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

BGY
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$444,456	—	—	$(352,000)	$92,456
BNP Paribas S.A.	78,848	—	—	—	78,848
Citibank N.A.	348,501	—	—	(348,501)	—
Credit Suisse International	117,705	—	—	—	117,705
Deutsche Bank AG	1,065,103	—	$(98,103)	(967,000)	—
Goldman Sachs International	1,062,320	—	—	(1,062,320)	—
Morgan Stanley & Co. International PLC	1,069,835	—	—	(1,069,835)	—
UBS AG	671,276	—	—	(671,276)	—
Total	$4,858,044	—	$(98,103)	$(4,470,932)	$289,009

BCX
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$70,219	—	—	—	$70,219
Citibank N.A.	140,416	—	$(140,416)	—	—
Credit Suisse International	101,909	—	(101,909)	—	—
Deutsche Bank AG	545,684	—	(545,684)	—	—
Goldman Sachs International	587,277	—	(587,277)	—	—
Morgan Stanley & Co. International PLC	255,806	—	(255,806)	—	—
UBS AG	106,124	—	(106,124)	—	—
Total	$1,807,435	—	$(1,737,216)	—	$70,219

BST
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$16,402	—	—	—	$16,402
BNP Paribas S.A.	33,359	—	—	—	33,359
Citibank N.A.	321,100	—	—	—	321,100
Credit Suisse International	64,524	—	—	—	64,524
Deutsche Bank AG	284,213	—	—	—	284,213
Goldman Sachs International	387,589	—	$(387,589)	—	—
Morgan Stanley & Co. International PLC	157,964	—	—	$(157,964)	—
UBS AG	156,598	—	—	(156,598)	—
Total	$1,421,749	—	$(387,589)	$(314,562)	$719,598

BUI
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 70,313	—	—	—	$70,313
Citibank N.A.	94,846	—	$ (94,846)	—	—
Credit Suisse International	54,246	—	(54,246)	—	—
Deutsche Bank AG	101,303	—	(101,303)	—	—
Goldman Sachs International	66,946	—	(66,946)	—	—
Morgan Stanley & Co. International PLC	192,295	—	(192,295)	—	—
UBS AG	146,935	—	(146,935)	—	—
Total	$726,884	—	$(656,571)	—	$70,313

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/ payable on the Statements of Assets and Liabilities.

SEMI-ANNUAL REPORT	JUNE 30, 2015	121

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80%
BOE	1.00%
BME	1.00%

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00%
BCX	1.00%
BUI	1.00%

BST pays the Manager a monthly fee of 1.00% of its average daily managed assets. Managed assets are the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

The Manager has agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15%	December 31, 2019
	0.10%	December 31, 2020
	0.05%	December 31, 2021

The Manager has voluntarily agreed to waive 0.05% of the investment advisory fees on BGY as a percentage of its average daily net assets. This voluntary waiver may be reduced or discontinued at any time without notice.

For the six months ended June 30, 2015, BST waived $443,700 and BGY waived $212,398 which is included in fees waived by the Manager in the Statements of Operations.

Effective July 1, 2015, the Manager has agreed to waive a portion of its investment advisory fees on the following Trusts as a percentage of average daily net assets as follows:

BGR	0.050%
BDJ	0.025%
BOE	0.050%
BGY	0.100%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amounts waived were as follows:

BGR	$5,864
CII	$8,297
BDJ	$9,857
BOE	$5,104
BME	$2,227

122	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

BGY	$18,173
BCX	$5,386
BST	$4,931
BUI	$3,810

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for BGR and BCX. The Manager pays BIL for services it provides to each Trust, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective January 1, 2015, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2015, each Trust paid BIM the following amounts for securities lending agent services:

BGR	$10,801
CII	$1,981
BOE	$3,784
BME	$151
BGY	$6,428
BCX	$5,233
BST	$1,293

BUI recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
CII	$7,846,750	$17,172,283
BOE	—	$7,857,836
BME	—	$497,623

SEMI-ANNUAL REPORT	JUNE 30, 2015	123

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$122,876,045	$115,162,740
CII	$678,649,151	$730,437,175
BDJ	$272,681,253	$301,149,522
BOE	$389,404,646	$436,112,290
BME	$95,303,541	$112,319,797
BGY	$249,512,049	$306,028,085
BCX	$303,386,778	$299,164,231
BST	$239,561,909	$206,837,338
BUI	$35,382,003	$52,325,029

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for the period ended December 31, 2014 and each of the four years ended October 31, 2014 with the exception of BCX, BST and BUI. The statutes of limitations on BCX’s U.S. federal tax returns remains open for the period ended December 31, 2014, the three years ended October 31, 2014 and the period ended October 31, 2011. The statutes of limitations on BUI’s U.S. federal tax returns remains open for period ended December 31, 2014, the two years ended October 31, 2014 and the period ended October 31, 2012. The statutes of limitations on BST’s U.S. federal tax returns remains open for the period ended December 31, 2014. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ as of June 30, 2015, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2014 the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BGR	CII	BDJ	BOE	BGY	BCX	BST	BUI
2015	—	$2,664,939	$29,846,203	$34,833,935	—	$2,849,098	—	—
2016	—	70,040,876	61,470,173	38,148,041	$458,843,935	2,659,644	—	—
2017	—	2,615,197	8,526,748	—	55,605,462	1,795,201	—	—
No expiration date[1]	$2,254,065	9,215,884	31,601,701	19,352,392	12,090,009	236,285,298	$750,064	$819,024

Total	$2,254,065	$84,536,896	$131,444,825	$92,334,368	$526,539,406	$243,589,241	$750,064	$819,024

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BME
Tax cost	$645,112,704	$715,575,089	$1,452,873,405	$945,188,468	$217,974,400

Gross unrealized appreciation	$24,763,394	$16,632,888	$249,450,858	$167,228,696	$126,870,181
Gross unrealized depreciation	(93,729,169)	(31,341,878)	(15,920,349)	(27,523,996)	(1,236,153)

Net unrealized appreciation (depreciation)	$(68,965,775)	$(14,708,990)	$233,530,509	$139,704,700	$125,634,028

	BGY	BCX	BST	BUI
Tax cost	$776,686,423	$1,140,422,614	$404,141,296	$288,003,434

Gross unrealized appreciation	$101,852,842	$77,153,381	$53,336,253	$69,916,299
Gross unrealized depreciation	(23,689,145)	(151,141,897)	(8,380,440)	(4,549,652)

Net unrealized appreciation (depreciation)	$78,163,697	$(73,988,516)	$44,955,813	$65,366,647

124	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

8. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of June 30, 2015, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX, BUI
Health Care	BME
Information Technology	CII, BST
Materials	BCX
Utilities	BUI
Financials	CII, BDJ, BOE, BGY

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of June 30, 2015, the Trusts’ investments listed below had the following industry classifications:

Industry	BOE	BGY
Banks	10%	12%
Pharmaceuticals	8%	12%
Internet Software & Services	7%	3%
Oil, Gas & Consumable Fuels	6%	6%
Software	5%	2%
Semiconductors & Semiconductor Equipment	—	5%

*  All other industries held were each less than 5%.

9. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Prior to commencement of operations, organization costs associated with the establishment of BST were expensed by BST. Offering costs incurred in connection with the Trust’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $795,000.

SEMI-ANNUAL REPORT	JUNE 30, 2015	125

Notes to Financial Statements (continued)

Transactions in common shares of beneficial interest during the period ended December 31, 2014 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-allotment Option
BST	10/30/2014	21,007,592	1,500,000

For the periods shown, shares issued and outstanding increased by the following amounts as a result of reorganizations:

Period Ended December 31, 2014
BDJ	9,495,566
BCX	52,484,474

Shares issued and outstanding during the six months ended June 30, 2015, the period ended December 31, 2014, and the year ended October 31, 2014 increased by the following amounts as a result of dividend reinvestments:

	Six Months Ended June 30, 2015	Period Ended December 31, 2014	Year Ended October 31, 2014
BGR	59,109	—	—
BME	14,473	45,589	67,810

For the six months ended June 30, 2015, CII, BDJ, BOE, BGY, BCX, BST and BUI, for the period ended December 31, 2014, BGR, CII, BOE, BGY, and BUI and for the year ended October 31, 2014, BGR, CII, BDJ, BOE, BGY, BCX and BUI, shares issued and outstanding remained constant.

During the six months ended June 30, 2015, BME filed an initial registration statement with the SEC seeking the ability to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which was declared effective on August 11, 2015. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the BME’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). See Additional Information — Shelf Offering Program for additional information.

Costs incurred by BME in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a distribution on July 31, 2015 to shareholders of record on July 15, 2015 as follows:

Common Dividend Per Share
BGR	$0.13500
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME	$0.16500
BGY	$0.04900
BCX	$0.06550
BST	$0.10000
BUI	$0.12100

126	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (concluded)

Additionally, certain Trusts declared a distribution in the following amounts per share on August 3, 2015 payable to shareholders of record on August 14, 2015 as follows:

Common Dividend Per Share
BGR	$0.11000
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME	$0.20000
BGY	$0.04900
BCX	$0.06550
BST	$0.10000
BUI	$0.12100

SEMI-ANNUAL REPORT	JUNE 30, 2015	127

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock Utility and Infrastructure Trust (“BUI” and together with BGR, CII, BDJ, BOE, BME, BGY, and BCX, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of BGR and BCX also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock International Limited (the “Sub-Advisor”), and each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement, and with respect to BGR and BCX, its Sub-Advisory Agreement, on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1, as well as the investment performance of each Fund as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. The Board of each of BGR and BCX, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement among the Manager, the Sub-Adviser and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

SEMI-ANNUAL REPORT	JUNE 30, 2015	129

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, periodic shareholder reports, and with respect to BME, registration statements in connection with the Fund’s equity shelf program; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the investment performance of its Fund as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BUI noted that for each of the one-year, three-year and since-inception periods reported, BUI exceeded its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BUI.

The Board of BME noted that for each of the one-year, three-year and since-inception periods reported, BME exceeded, exceeded and underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BME.

The Board of BCX noted that for each of the one-year and since-inception periods reported, BCX exceeded and underperformed, respectively, its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BCX.

The Board of each of BOE and BGY noted that for each of the one-year, three-year and since-inception periods reported, its respective Fund underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for its respective Fund. The Board of each of BOE and BGY and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during these periods. BOE’s and BGY’s Board was informed that, among other things, the primary detractor of performance for these periods was BOE’s and BGY’s overweight bias to Europe, focusing on companies geared for economic recovery in the periphery and improved real estate markets in the U.K. and Ireland. BOE and BGY also had a beta-adjusted overweight bias to Japan, primarily in financial companies poised to benefit from the reflationary policies of the Bank of Japan. Additionally, BOE’s and BGY’s notable underweight bias to emerging markets detracted from each Fund’s performance.

The Board of BGR noted that for each of the one-year, three-year and since-inception periods reported, BGR underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGR. The Board of BGR and BlackRock reviewed and discussed the reasons for BGR’s underperformance during these periods. BGR’s Board was informed that, among other things, performance was challenged over the three-year and since-inception periods, as BGR’s investment strategy was previously positioned for an upward trending energy market. Over the one-year period,

130	SEMI-ANNUAL REPORT	JUNE 30, 2015

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

the underperformance is primarily attributable to energy companies that displayed greater relative sensitivity to the significant oil price fall in the second half of 2014, to some of which BGR had overweight exposure.

The Board of CII noted that for each of the one-year, three-year and since-inception periods reported, CII underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for CII. The Board of CII and BlackRock reviewed and discussed the reasons for CII’s underperformance during these periods. CII’s Board was informed that, among other things, poor stock selection was the key driver of underperformance relative to the customized benchmark.

The Board of BDJ noted that for each of the one-year, three-year and since-inception periods reported, BDJ underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BDJ. The Board of BDJ and BlackRock reviewed and discussed the reasons for BDJ’s underperformance during these periods. BDJ’s Board was informed that, among other things, the largest detractor from relative performance over these periods was BDJ’s underweight and stock selection in healthcare and information technology.

The Board of each of BOE, BGY, BDJ, CII, and BGR and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist its respective Fund’s portfolio managers in seeking to do so.

BlackRock and the Board of each of BDJ and CII previously had concurred, given its respective Fund’s poor historical performance, in making changes within the portfolio management team. Both BlackRock and the Board of each of BDJ and CII are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board of each of BDJ and CII will continue to monitor its respective Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluaton. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with Blackrock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BGR noted that BGR’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to BGR’s Expense Peers. The Board of BGR determined that BGR’s contractual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate and median total expense ratio paid by BGR’s Expense Peers. After discussions between BGR’s Board, including the Independent Board Members, and BlackRock, BGR’s Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was effective on July 1, 2015.

The Board of CII noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to CII’s Expense Peers.

The Board of BDJ noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to BDJ’s Expense Peers. After discussions between BDJ’s Board, including the Independent Board Members, and BlackRock, BDJ’s Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was effective on July 1, 2015.

The Board of BOE noted that BOE’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to BOE’s Expense Peers. After discussions between BOE’s Board, including the Independent Board Members, and BlackRock, BOE’s Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was effective on July 1, 2015.

The Board of BME noted that BME’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and in the first quartile, respectively, relative to BME’s Expense Peers.

The Board of BGY noted that BGY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BGY’s Expense Peers. The Board of BGY also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BGY. After discussions between BGY’s Board, including the Independent Board Members, and BlackRock, BGY’s Board and BlackRock agreed to an increase to the voluntary advisory fee waiver. This waiver increase was effective on July 1, 2015.

The Board of each of BCX and BUI noted that its respective Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to its respective Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of BME noted that although BME may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of BME’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. The Board of each of BGR and BCX, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement among the Manager, the Sub-Adviser and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements for its Fund, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	JUNE 30, 2015	133

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board,

  Chairperson of the Audit Committee and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

Barbara Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Ltd.[1] Edinburgh, EH3 8BL United Kingdom	Accounting Agent The Bank of New York Mellon Wilmington, DE 19809	Custodians The Bank of New York Mellon[2] New York, NY 10286 Brown Brothers Harriman & Co.[3] Boston, MA 02109

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BGR and BCX.

[2]	For all Trusts except CII.

[3]	For CII.

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Additional Information

Trust Certification

All Trusts are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of each Trust have not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’ at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

SEMI-ANNUAL REPORT	JUNE 30, 2015	135

Additional Information (concluded)

Shelf Offering Program

From time-to-time, BME may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, BME may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BME’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BME to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks - including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BME filed a final prospectus with the SEC in connection with its Shelf Offerings, which was declared effective on August 11, 2015. This report and the prospectus are not offers to sell Fund Common Shares or solicitations to buy Fund Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about BME, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. A copy of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

136	SEMI-ANNUAL REPORT	JUNE 30, 2015

This report is intended for existing current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK9-6/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(a) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Resources & Commodities Strategy Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Resources & Commodities Strategy Trust

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Resources & Commodities Strategy Trust

Date: September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Resources & Commodities Strategy Trust

Date: September 3, 2015

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